================================================================================


     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 13, 2000


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

1933 Act
File No. 333-79377

                                    FORM N-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      Pre-Effective Amendment No.    | |
                     Post-Effective Amendment No. 1  |X|



                        AMERICAN CAPITAL STRATEGIES, LTD.
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)

                             3 Bethesda Metro Center
                                    Suite 860
                               Bethesda, MD 20814
                     ---------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (301) 951-6122

                                John R. Erickson
                              Chief Financial Officer
                             Bethesda Metro Center
                                   14th Floor
                               Bethesda, MD 20814
                     ---------------------------------------
                     (Name and address of agent for service)

                                -----------------

                                   COPIES TO:

                                 Samuel A. Flax
                                 Arnold & Porter
                            555 Twelfth Street, N.W.
                            Washington, DC 20004-1206
                                 (202) 942-5000

         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: From time to time after the effective date of this Registration Statement.

                                -----------------

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. /x/

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8 (A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO
SECTION 8 (A), MAY DETERMINE.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


==========================================================================================================
                                                                         Proposed
                                                                          Maximum              Amount of
   Title of Securities                         Amount Being             Aggregate            Registration
   Being Registered                             Registered             Offering Price             Fee
   ----------------                             ----------             --------------        ------------
Common Stock, $0.01 par value per share;
Preferred Stock, $0.01 par value per share;
and Debt Securities...                        $400,000,000              $400,000,000          $109,100*
==========================================================================================================

* Fee of $69,500 paid May 27, 1999 in connection with original filing of this Registration Statement. Additional fee of $39,600 paid herewith in connection with increase of amount of securities being registered by $150,000,000.

                        AMERICAN CAPITAL STRATEGIES, LTD.
       Cross Reference Sheet Showing Location in Prospectus of Information
          Required by Parts A and B of Form N-2 Registration Statement

   Item Number     Registration Statement Item and Heading          Caption or Location in Prospectus
   -----------     ---------------------------------------          ---------------------------------
        1          Outside Front Cover............................. Outside Front Cover Page
        2          Inside Front and Outside Back Cover Page........ Inside Front and Outside Back Cover Page
        3          Fee Table and Synopsis.......................... Prospectus Summary; Fees and Expenses;
                                                                    Additional Information
        4          Financial Highlights............................ Selected Consolidated Financial Data;
                                                                    Management's Discussion and Analysis of Financial
                                                                    Condition and Results of Operations
        5          Plan of Distribution............................ Outside Front Cover; Plan of Distribution
        6          Selling Shareholders............................ Not Applicable
        7          Use of Proceeds................................. Use of Proceeds
        8          General Description of Registrant............... Outside Front Cover;
                                                                    Prospectus Summary; Risk Factors;
                                                                    Business; Investment Policies; Portfolio Companies
        9          Management...................................... Management; Safekeeping, Transfer and Dividend
                                                                    Paying Agent and Registrar; Principal Stockholders
       10          Capital Stock, Long-Term Debt and Other
                   Securities...................................... Description of the Securities; Price Range of
                                                                    Common Stock and Distributions;
                                                                    Dividend Reinvestment Plan; Investment
                                                                    Policies; Regulation; Principal Stockholders
       11          Defaults and Arrears on Senior Securities....... Not Applicable
       12          Legal Proceedings............................... Legal Proceedings
       13          Table of Contents of the Statement of
                   Additional Information.......................... Inside Front Cover Page; Outside Back Cover Page
       14          Cover Page...................................... Outside Front Cover Page of Statement of
                                                                    Additional Information
       15          Table of Contents............................... Outside Front Cover Page of Statement of
                                                                    Additional Information
       16          General Information and History................. General Information and History
       17          Investment Objectives and Policies.............. Investment Policies
       18          Management...................................... Management
       19          Control Persons and Principal Holders of
                   Securities...................................... Principal Stockholders
       20          Investment Advisory and Other Services.......... Safekeeping Transfer and Dividend Paying Agent and Registrar
       21          Brokerage Allocation and Other Practices........ Brokerage Allocation and Other Practices
       22          Tax Status...................................... Business - The Company's Operatons as a BDC and RIC
       23          Financial Statements............................ Financial Statements in Prospectus

* Pursuant to General Instruction on Form N-2, all items required to be set forth in Part C are set forth in Part C.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted without delivery of a final Prospectus Supplement and accompanying Prospectus.


                  SUBJECT TO COMPLETION, DATED APRIL 13, 2000.

                               TABLE OF CONTENTS




                                                                                                             PAGE
                                                                                                              ----


Prospectus Summary.........................................................................................      1
Risk Factors...............................................................................................      7
Use of Proceeds............................................................................................     14
Price Range of Common Stock and Distributions..............................................................     15
Selected Financial Data....................................................................................     16
Management's Discussion and Analysis of Financial Condition and Results of Operations......................     17
Business...................................................................................................     25
Portfolio Companies........................................................................................     32
Determination of Net Asset Value...........................................................................     37
Management.................................................................................................     38
Dividend Reinvestment Plan.................................................................................     44
Description of the Securities..............................................................................     44
Certain Provisions of the Second Amended and Restated Certificate of Incorporation, as Amended,
  and the Second Amended and Restated Bylaws...............................................................     45
Regulation.................................................................................................     46
Share Repurchases..........................................................................................     48
Plan of Distribution.......................................................................................     48
Safekeeping, Transfer and Dividend Paying Agent and Registrar..............................................     49
Legal Matters..............................................................................................     49
Experts....................................................................................................     49
Index to Financial Statements..............................................................................    F-1
Table of Contents of Statement of Additional Information...................................................  SAI-1


                            ------------------------

PROSPECTUS

                                     [LOGO]


                                  $400,000,000


                                  COMMON STOCK
                                PREFERRED STOCK
                                DEBT SECURITIES


    We may offer, from time to time, up to $400 million aggregate initial offering price of our common stock, $0.01 par value per share (the 'Common Stock'), preferred stock, or debt securities (collectively, the 'Securities') in one or more offerings. The Securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a 'Prospectus Supplement'). In the case of our Common Stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock at the time we make the offering. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Securities.

     Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See 'Plan of Distribution.' We may not sell any of our Securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our Securities. Our Common Stock is traded on the Nasdaq National Market under the symbol 'ACAS.' As of April 10, 2000, the last reported sales price for our Common Stock was $25.50.

     We are a buyout and specialty finance company. We are principally engaged in buying senior and subordinated debt from, and making equity investments in, middle market companies. These companies are in a variety of industries and in diverse geographic locations, primarily in the United States. We also provide financial advisory services to businesses through American Capital Financial Services, Inc. ('ACFS'), our wholly-owned subsidiary. We are a non-diversified, closed end investment company that has elected to be regulated as a business development company ('BDC') under the Investment Company Act of 1940, as amended ('1940 Act'). We also operate so as to qualify to be taxed as a regulated investment company ('RIC') as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). During the period from August 1997 through December 31, 1999, we invested $347 million in debt and equity securities of middle market companies. Prior to August 1997, we advised companies in connection with their obtaining financing from third parties and arranged 29 financing transactions aggregating over $400 million and invested in the equity securities of eight of those companies.

     This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Additional information about us, including information contained in our Statement of Additional Information ('SAI'), dated as of the same date as this Prospectus, has been filed with the U.S. Securities and Exchange Commission (the 'Commission'). You may obtain a copy of our SAI by writing us at our principal office, which is located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814, Attention: Shareholder Relations. You may also obtain a copy of our SAI by calling 1-800-543-1976. You will not be charged by us for this document. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding us. The SAI is incorporated in its entirety in this Prospectus by reference and its table of contents appears on page SAI-1 of the Prospectus. See 'Additional Information.'


                            ------------------------

    An investment in our securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled 'Risk Factors' which begins on page 7. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

    The securities we are offering have not been approved or disapproved by the commission or any state securities commission nor has the commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

                            ------------------------


                 THE DATE OF THIS PROSPECTUS IS APRIL 13, 2000.

                               PROSPECTUS SUMMARY

     The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

     Information contained or incorporated by reference in this Prospectus or Prospectus Summary may contain 'forward-looking statements' within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as 'may,' 'will,' 'expect,' 'intend,' 'plans,' 'anticipate,' 'estimate' or 'continue' or the negative thereof or other variations thereon or comparable terminology. The matters described in 'Risk Factors' and certain other factors noted throughout this Prospectus and in any exhibits to the Registration Statement of which this Prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

                       AMERICAN CAPITAL STRATEGIES, LTD.

     We are a buyout and specialty finance company principally engaged in buying senior and subordinated debt from, and making equity investments in, middle market companies in need of capital for management buyouts including employee stock ownership plan ('ESOP') buyouts, leveraged buyouts, growth, acquisitions, liquidity and restructuring, or recapitalization of corporations, subsidiaries, divisions and product lines. Our ability to fund the entire capital structure is an advantage in completing middle market transactions. The companies in which we invest are in a variety of industries and in diverse geographic locations, primarily in the United States. We also provide financial advisory services to businesses through American Capital Financial Services, Inc. ('ACFS'), our wholly-owned subsidiary. We are a non-diversified, closed end investment company that has elected to be treated as a business development company ('BDC') under the Investment Company Act of 1940, as amended ('1940 Act'). Since October 1, 1997, we have operated so as to qualify to be taxed as a regulated investment company ('RIC') as defined in Subtitle A, Chapter 1, under Subchapter M of the Code and anticipate continuing to operate in such manner. Qualifying as a RIC generally allows us to avoid paying corporate level federal income tax on income we distribute to our stockholders. See 'Business.'


     We typically invest between $5 million and $25 million in each transaction and through our subsidiary, ACFS, we will arrange and secure capital for larger transactions. We do not concentrate our investments in any particular industry or group of industries. Our primary business objectives are to increase our net operating income and net asset value by investing our assets in senior debt, subordinated debt with detachable warrants and capital stock of middle market companies with attractive current yields and potential for equity appreciation. Our loans typically mature in five to ten years and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. We price our debt and equity investments based on our analysis of each transaction. As of December 31, 1999, the weighted average effective yield on our investments was 13.9%. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations.'


     We generally acquire equity interests in the companies from which we have purchased debt securities with the goal of enhancing our overall return. As of December 31, 2000 we had a weighted average ownership interest of 25% in our portfolio companies. We are prepared to be a long-term partner to our portfolio companies thereby positioning us to participate in their future financing needs. The opportunity to liquidate our investment and realize a gain may occur if the business recapitalizes its equity, either through a sale to new owners or a public offering of its equity or if we exercise our rights to require the business to purchase the warrants and stock held by us ('Put Rights'). We generally do not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act of 1933, but we generally do have the right to sell our equity interests in a public offering by the business to the extent permitted by the underwriters. See 'Portfolio Companies.'

     We make available significant managerial assistance to our portfolio companies. We assist management in developing the business plan of the company, hiring additional senior management when necessary, managing the capital structure of the company and participating on its board of directors.

     Prior to August 1997, when we restructured our business activities, we had established ourselves as a leading firm in structuring and obtaining third party funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The companies for whom we helped raise financing included companies who purchased businesses from Sunbeam Corporation, the U.S. Office of Personnel Management, American Premier Underwriters, Inc. (formerly Penn Central Corporation), Campbell Soup Company, Union Carbide Corporation, National Forge Company, Inc., Air Products Company, Ampco-Pittsburgh Corporation and British Petroleum Company. In most of the ESOP transactions structured by us, the employees agreed to restructure their wages and benefits so that overall cash compensation is reduced while contributions of stock are made to an ESOP. The resulting company was structured so that the fair market value of stock contributed to the ESOP could be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. We are a leading firm in structuring and implementing ESOP employee buyouts. We believe that our ESOP knowledge and experience and our ability to fund transactions positions us favorably in the market place. See 'Business.'

                                  THE OFFERING


     We may offer, from time to time, up to $400 million of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. In the case of the offering of our Common Stock, the offering price per share less any underwriting commissions or discounts will not be less than the net asset value per share of our Common Stock.


     Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See 'Plan of Distribution.' We may not sell any of our Securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of our Securities.

     Set forth below is additional information regarding the offering of our
Securities:

Nasdaq National Market Symbol.............  ACAS
Use of Proceeds...........................  Unless otherwise specified in a Prospectus Supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investment in middle market companies in accordance with our investment objectives, repayment of indebtedness, acquisitions and other general corporate purposes. See
                                            'Use of Proceeds.'
Distributions.............................  We have paid quarterly dividends to the holders of our Common Stock and generally intend to continue to do so. The amount of the quarterly dividends is determined by the Board of Directors and is based on our estimate of taxable ordinary income and net short-term capital gains. See 'Price Range of Common Stock and Distributions.'
                                            Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.
Principal Risk Factors....................  Investment in our Securities involves certain risks relating to our structure and investment objectives that should be considered by the prospective purchasers of the Securities. We have a limited operating history upon which you can evaluate our business. In addition, as a
                                            BDC, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high

                                            degree of business and financial risk, and are generally less liquid than public securities. A large number of entities compete for the same kind of investment opportunities as we do. We borrow funds to make investments in and loans to middle market businesses. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under Subchapter M of the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See 'Risk Factors'
                                            for a discussion of these risks.
Certain Anti-Takeover Provisions..........  Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us and thereby inhibit a change in control of us in circumstances that could give the holders of our Common
                                            Stock the opportunity to realize a premium over the then prevailing market price for our Common Stock. See 'Risk Factors-- Provisions Of
                                            Our Certificate of Incorporation and Bylaws Could Deter Takeover
                                            Attempts' and 'Certain Provisions of the Second Amended and Restated
                                            Certificate of Incorporation and the Second Amended and Restated
                                            Bylaws.'
Dividend Reinvestment Plan................  Cash distributions to holders of our Common Stock may be reinvested under our Dividend Reinvestment Plan (the 'Reinvestment Plan') in
                                            additional whole and fractional shares of Common Stock if you or your representative elects to enroll in the Reinvestment Plan. See
                                            'Dividend Reinvestment Plan' and 'Business--The Company's Operations
                                            as a BDC and RIC.'

                               FEES AND EXPENSES

     The following table will assist you in understanding the various costs and expenses that an investor in our Securities will bear directly or indirectly.


STOCKHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)(1).....................................................    5.75%
  Dividend reinvestment plan fees(2)....................................................................      --
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES)(3)
  Management fees.......................................................................................      --
  Interest payments on borrowed funds(4)................................................................    1.51%
  Other expenses(5).....................................................................................    0.81%
                                                                                                           ------
     Total annual expenses (estimated)(6)...............................................................    2.32%


------------------
(1) In the event that the Securities to which this Prospectus relates are sold to or through underwriters, a corresponding Prospectus Supplement will disclose the applicable sales load.

(2) The expenses of the reinvestment plan are included in stock record expenses, a component of 'Total Operating Expenses.' We have no cash purchase plan. The participants in the reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan."

(3) Net assets attributable to common shares equal net assets (i.e., total assets less total liabilities) at December 31, 1999.


(4) The interest payments on borrowed funds percentage is based on interest payments for the year ended December 31, 1999 divided by net assets attributable to our Common Stock. We had outstanding borrowings of $79 million at December 31, 1999. See 'Risk Factors--We may incur debt which could increase our investment risks.'

(5) Other expenses are based on amounts for the year ended December 31, 1999 and represent all expenses of the Company (except fees and expenses reported in other items of this table) that are deducted from the Company's assets and will be reflected as expenses in the Company's statement of operations.



(6) Total annual expenses as a percentage is based on amounts for the year ended December 31, 1999. Total annual expenses as a percentage of net assets attributable to Common Stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The Company borrows money to leverage its net assets and increase its total assets. The total annual expenses percentage is required by the Commission to be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the total annual expenses percentage were calculated instead as a percentage of total assets, total annual expenses for the Company would be 1.83% of total assets.


     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. These amounts are based upon payment by an investor of an assumed 7% sales load and payment by us of operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses.


                                                                              1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                                                              -------    -------    -------    --------
You would pay the following expenses on a $1,000 investment, assuming a 5%
  annual return............................................................   $92        $138       $189       $341


     This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Reinvestment Plan may receive shares of Common Stock purchased by the Reinvestment Plan Administrator at the market price in effect at the time, which may be at, above or below net asset value. See 'Dividend Reinvestment Plan.'

                             SUMMARY FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


     The following summary of our financial information should be read in conjunction with our Financial Statements and Notes thereto presented elsewhere in this Prospectus. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations' on page 17 for more information.

                                                               THREE MONTHS   ||   NINE MONTHS
                                 YEAR ENDED      YEAR ENDED       ENDED       ||      ENDED        YEAR ENDED
                                 DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  ||   SEPTEMBER 30,   DECEMBER 31,
                                    1999           1998           1997        ||      1997           1996
                                ------------   ------------   ------------    || -------------   ------------
STATEMENT OF OPERATIONS                                                       ||
 DATA:                                                                        ||
Total operating income.....       $ 33,405       $ 16,979       $  2,797      ||   $   2,901        $2,746
Total operating expenses...          7,251          1,709            551      ||       2,651         2,862
                                ------------   ------------   ------------    || -------------       -----
Operating income (loss)                                                       ||
 before equity in (loss)                                                      ||
 earnings of unconsolidated                                                   ||
 operating subsidiary......         26,154         15,270          2,246      ||         250          (116)
Equity in (loss) earnings                                                     ||
 of unconsolidated                                                            ||
 operating subsidiary......         (1,493)          (482)            24      ||          --            --
                                ------------   ------------   ------------    || -------------       -----
Net operating income                                                          ||
 (loss)....................         24,661         14,788          2,270      ||         250          (116)
Increase in unrealized                                                        ||
 appreciation on                                                              ||
 investments...............         69,829          2,127            167      ||       5,321           484
Realized gain (loss) on                                                       ||
 investments...............          2,711             --             --      ||          --            --
                                ------------   ------------   ------------    || -------------       -----
Income before income                                                          ||
 taxes.....................         97,201         16,915          2,437      ||       5,571           368
Provision for income                                                          ||
 taxes.....................             --             --             --      ||       2,128           159
                                ------------   ------------   ------------    || -------------       -----
Net increase in                                                               ||
 shareholders' equity                                                         ||
 resulting from                                                               ||
 operations................       $ 97,201       $ 16,915       $  2,437      ||   $   3,443        $  209
                                ------------   ------------   ------------    || -------------       -----
                                ------------   ------------   ------------    || -------------       -----
Per share data:                                                               ||
 Net operating income:                                                        ||
   Basic...................       $   1.79       $   1.34       $   0.21      ||
   Diluted.................       $   1.73       $   1.29       $   0.20      ||
 Net increase in                                                              ||
   shareholders' equity                                                       ||
   resulting from                                                             ||
   operations:                                                                ||
   Basic...................       $   7.07       $   1.53       $   0.22      ||
   Diluted.................       $   6.80       $   1.48       $   0.21      ||
 Weighted average shares of                                                   ||
   Common Stock                                                               ||
   outstanding:                                                               ||
   Basic...................         13,744         11,068         11,069      ||
   Diluted.................         14,294         11,424         11,405      ||
 Cash dividends............       $   1.74       $   1.34       $   0.21      ||
BALANCE SHEET DATA:                                                           ||
 Total assets..............       $395,372       $270,019       $150,705      ||   $ 154,322        $5,432
 Total shareholders'                                                          ||
   equity..................       $311,745       $152,723       $150,652      ||   $ 150,539        $3,372
OTHER DATA:                                                                   ||
 Number of portfolio                                                          ||
   companies at period                                                        ||
   end.....................             33             15              3      ||
 Principal amount of loan                                                     ||
   originations............       $139,433       $116,864       $ 16,817      ||
 Investments in equity                                                        ||
   securities..............       $ 32,162       $ 26,001       $  3,805      ||
 Principal amount of loan                                                     ||
   repayments..............       $ 30,731       $  1,719       $     93      ||
 Return on equity(1)(2)....           41.9%          11.2%           6.5%     ||
 Weighted average yield on                                                    ||
   investments to date.....           13.9%          13.0%          12.2%     ||

                              YEAR ENDED
                             DECEMBER 31,
                                 1995
                             ------------
STATEMENT OF OPERATIONS
 DATA:
Total operating income.....     $2,706
Total operating expenses...      2,928
                                 -----
Operating income (loss)
 before equity in (loss)
 earnings of unconsolidated
 operating subsidiary......       (222)
Equity in (loss) earnings
 of unconsolidated
 operating subsidiary......         --
                                 -----
Net operating income
 (loss)....................       (222)
Increase in unrealized
 appreciation on
 investments...............        371
Realized gain (loss) on
 investments...............         66
                                 -----
Income before income
 taxes.....................        215
Provision for income
 taxes.....................         57
                                 -----
Net increase in
 shareholders' equity
 resulting from
 operations................     $  158
                                 -----
                                 -----
Per share data:
 Net operating income:
   Basic...................
   Diluted.................
 Net increase in
   shareholders' equity
   resulting from
   operations:
   Basic...................
   Diluted.................
 Weighted average shares of
   Common Stock
   outstanding:
   Basic...................
   Diluted.................
 Cash dividends............
BALANCE SHEET DATA:
 Total assets..............     $4,382
 Total shareholders'
   equity..................     $2,946
OTHER DATA:
 Number of portfolio
   companies at period
   end.....................
 Principal amount of loan
   originations............
 Investments in equity
   securities..............
 Principal amount of loan
   repayments..............
 Return on equity(1)(2)....
 Weighted average yield on
   investments to date.....


------------------

(1) Amount is annualized for the three months ended December 31, 1997.


(2) Return represents net increase in shareholders' equity resulting from operations divided by the average shareholders' equity for the period.

                             ADDITIONAL INFORMATION

     We have filed with the Commission a Registration Statement on Form N-2 (together with all amendments and exhibits, the 'Registration Statement') under the Securities Act of 1933, as amended (the 'Securities Act'), with respect to the Securities offered by this Prospectus. The Prospectus, which is a part of the Registration Statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the Registration Statement, including the exhibits and schedules thereto and the SAI, contained in the Registration Statement.

     We also file reports, proxy statements and other information with the Commission under the Securities Exchange Act of 1934, as amended. Such reports, proxy statements and other information, as well as the Registration Statement and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices, located at Seven World Trade Center, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Information about the operation of the public reference facilities may be obtained by calling the Commission at 1-800-SEC-0330. The Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including the Company, that file such information electronically with the Commission. The address of the Commission's web site is (http://www.sec.gov). Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Our Common Stock is listed on the Nasdaq National Market, and such reports, proxy statements and other information can also be inspected at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, D.C. 20006.

     We also furnish to our stockholders annual and quarterly reports, which will include annual financial information that has been examined and reported on, with an opinion expressed, by independent public accountants, and quarterly unaudited financial information. See 'Experts.'

                                  RISK FACTORS

     You should carefully consider the risks described below together with all of the other information provided and incorporated by reference in this Prospectus (or any Prospectus Supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing our Company. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

     If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Common Stock could decline, and you may lose all or part of your investment.

     This Prospectus also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks faced by us described below and elsewhere in or incorporated by reference in this Prospectus (or any Prospectus Supplement).

WE HAVE A LIMITED OPERATING HISTORY UPON WHICH YOU CAN EVALUATE OUR BUSINESS

     Although we commenced operations in 1986, we materially changed our business plan and format in October 1997 from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. Therefore, we have only a limited history of operations as a lender to and investor in middle market companies upon which you can evaluate our business. While we have been profitable since October 1997, there can be no assurance that we will remain profitable in future periods, nor can we offer investors any assurance that we will successfully implement our growth strategy. In addition, we have no operating results under our new business plan which would demonstrate the effect of a general economic recession on our business.

WE MAKE LOANS TO AND INVESTMENTS IN MIDDLE MARKET BORROWERS WHO MAY DEFAULT ON THEIR LOANS OR PROVIDE NO RETURN ON OUR INVESTMENTS

     We invest in and lend to middle market privately-owned businesses. There is generally no publicly available information about these businesses. Therefore we rely on our principals and consultants to investigate these businesses. The portfolio companies in which we invest may have significant variations in operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely effected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by senior lenders. Numerous factors may affect a portfolio company's ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a portfolio company's financial condition and prospects may be accompanied by deterioration in the collateral for the loan. We also make unsecured, subordinated loans and invest in equity securities, which involve a higher degree of risk than senior loans.

     Middle market businesses typically have narrower product lines and smaller market shares than large businesses. They tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

     These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on us. In addition, middle market businesses often need substantial additional capital to expand or compete and will have borrowed money from other lenders.

     Our senior loans generally are secured by the assets of our borrowers. Our subordinated loans are often secured by the assets of the borrower but our rights to payment and our security interest are usually subordinated to the payment rights and security interests of the senior lender. Therefore, we may be limited in our ability to enforce our rights to collect our loans and to recover any of the loan balance through a foreclosure of collateral.

Often, a deterioration in a borrower's financial condition and prospects is accompanied by a deterioration in the value of the collateral securing its loan. In certain cases, our involvement in the management of our portfolio companies may subject us to additional defenses and claims from borrowers and third parties. These conditions may make it difficult for us to obtain repayment of our loans.

THERE IS UNCERTAINTY REGARDING THE VALUE OF OUR PRIVATELY HELD SECURITIES

     A majority of our portfolio securities are not publicly traded. We value these securities based on a determination of their fair value made in good faith by our Board of Directors. Due to the uncertainty inherent in valuing securities, as set forth in our financial statements, that are not publicly traded, our determinations of fair value may differ materially from the values that would exist if a ready market for these securities existed. Our net asset value could be materially effected if our determinations regarding the fair value of our investments are materially different from the values that would exist if a ready market existed for these securities.

WE MAY NOT REALIZE GAINS FROM OUR EQUITY INVESTMENTS

     When we make a loan, we generally receive warrants to acquire stock issued by the borrower, and we may make direct equity investments. Our goal is to ultimately dispose of these equity interests and realize gains. These equity interests may not appreciate in value and, in fact, may depreciate in value. Accordingly, we may not be able to realize gains from our equity interests.

THE LACK OF LIQUIDITY OF OUR PRIVATELY HELD SECURITIES MAY ADVERSELY AFFECT OUR BUSINESS

     Most of our investments consist of securities acquired directly from their issuers in private transactions. Some of these securities are subject to restrictions on resale (including in some instances legal restrictions) or otherwise are less liquid than public securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments if the need arises.

WE HAVE INVESTED IN A LIMITED NUMBER OF PORTFOLIO COMPANIES

     A consequence of a limited number of investments is that the aggregate returns realized by us may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial writedown of any one investment. Beyond our regulatory and income tax guidelines, we do not have fixed guidelines for industry diversification, and investments could potentially be concentrated in relatively few industries.

WE HAVE LIMITED INFORMATION REGARDING THE COMPANIES IN WHICH WE INVEST

     Consistent with our operation as a business development company, our portfolio consists primarily of securities issued by privately held companies. There is generally little or no publicly available information about such companies, and we must rely on the diligence of our employees and the consultants we hire to obtain the information necessary for our decision to invest in them. There can be no assurance that our diligence efforts will uncover all material information about the privately held business necessary to make a fully informed investment decision.

OUR PORTFOLIO COMPANIES MAY BE HIGHLY LEVERAGED

     Leverage may have important adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

OUR BUSINESS IS DEPENDENT ON EXTERNAL FINANCING

     Our business requires a substantial amount of cash to operate. We historically have obtained the cash required for operations through the issuance of debt, sale of receivables to the CP Conduit Facility and the issuance of equity.

     Senior Securities. We have issued, and intend to continue to issue, debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits us, as a BDC, to issue debt securities and preferred stock (collectively, 'Senior Securities') in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. As a result, we are exposed to the risks of leverage. We have also retained the right to issue preferred stock. As permitted by the 1940 Act, we may, in addition, borrow amounts up to five percent (5%) of our total assets for temporary purposes.


     CP Conduit Securitization. We depend in part on the CP Conduit Facility to generate cash for funding our investments. As of March 31, 2000 we have one CP Conduit Facility with an aggregate commitment of $225 million. A failure to renew our existing CP Conduit Facility or substitute senior financing facilities, to increase our capacity under our existing CP Conduit Facility or to add a new CP Conduit Facility could have a material adverse effect on our business, financial condition and results of operations. See the description of our CP Conduit Facility under 'Management's Discussion and Analysis of Financial Condition And Results of Operations--Financial Condition, Liquidity and Capital Resources.'


     Common Stock. Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. If additional funds are raised through the issuance of Common Stock or debt securities convertible into or exchangeable for Common Stock, the percentage ownership of our stockholders at the time would decrease and they may experience additional dilution. In addition, any convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of the Common Stock.

     The following table is designed to illustrate the effect on return to a holder of the Company's Common Stock of the leverage created by the Company's use of borrowing, at the rate of 6.7% and assuming hypothetical annual returns on the Company's portfolio of minus 15 to plus 15 percent. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.


Assumed Return on Portfolio
  (Net of Expenses)(1)...............................      -15.0%     -10.0%      -5.0%        --        5.0%      10.0%      15.0%
Corresponding Return to Common Stockholders(2).......      -20.7%     -14.4%      -8.0%      -1.7%       4.6%      11.0%      17.3%


------------------
(1) The Assumed Portfolio Return is required by regulation of the Commission and is not a prediction of, and does not represent, the projected or actual performance of the Company.

(2) In order to compute the 'Corresponding Return to Common Stockholders,' the 'Assumed Return on Portfolio' is multiplied by the total value of the Company's assets at the beginning of the Company's fiscal year to obtain an assumed return to the Company. From this amount, all interest accrued during the year is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of the Company's net assets as of the beginning of the fiscal year to determine the 'Corresponding Return to Common Stockholders.'

WE MAY INCUR ADDITIONAL DEBT THAT COULD INCREASE YOUR INVESTMENT RISKS

     We borrow money or issue debt securities to provide us with additional funds to invest. Our lenders have fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, our lenders have preference over our stockholders with respect to our assets. In particular, the assets which we have pledged to our lenders under our commercial paper conduit securitization facility (the 'CP Conduit Facility') were sold to a separate business trust prior to such pledge. While we own a beneficial interest in this trust, these assets are property of the trust, available to satisfy the debts of the trust, and would only become available for distribution to our stockholders to the extent specifically permitted under the agreements governing the CP Conduit Facility. See 'Risk Factors--Our CP Conduit Facility imposes certain limitations on us.'

     Although borrowing money for investment increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a sharper impact on the value of our Common Stock if we borrow money to make investments. Our ability to pay dividends could also be adversely impacted. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not equal to at least twice our indebtedness. If the value of our assets decline, we might be unable to satisfy that test. If this happens, we may be required to sell some of our investments and repay a portion of our indebtedness at a time when a sale may be disadvantageous. See 'Assumed Return on the Company's Portfolio.'

A CHANGE IN INTEREST RATES MAY ADVERSELY AFFECT OUR PROFITABILITY


     A portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. We anticipate using a combination of equity and long-term and short-term borrowings to finance our lending activities. Certain of our borrowings may be at fixed rates and others at variable rates. As of December 31, 1999, none of our borrowings were at fixed rates of interest and $79 million were at variable rates of interest determined on the basis of a benchmark LIBOR rate. In addition, approximately 75% of the loans in our portfolio were at fixed rates and approximately 25% were at variable rates determined on the basis of a benchmark prime rate. We typically undertake to hedge against the risk of adverse movement in interest rates in our CP Conduit Facility and other short-term and long-term borrowings as against our portfolio of assets. Hedging activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. See 'Business--The Company's Operations as a BDC and RIC.'


AN ECONOMIC DOWNTURN COULD AFFECT OUR OPERATING RESULTS

     An economic downturn may adversely affect middle market businesses, which are our primary market for investments. Such a downturn could also adversely effect our ability to obtain capital to invest in such companies. These results could have a material adverse effect on our business, financial condition and results of operations.

OUR CP CONDUIT FACILITY IMPOSES CERTAIN LIMITATIONS ON US


     In March 1999, we established a line of credit pursuant to our CP Conduit Facility administered by First Union Capital Markets Corp. This facility, which has an aggregate commitment of $225 million, is not available for further draws after March 31, 2001, and is subject to annual renewals thereafter with the consent of our lenders. Our CP Conduit Facility contains customary default provisions, as well as the following default provisions: a cross-default on our debt of $1 million or more, a minimum net worth requirement of $100 million plus seventy-five percent (75%) of any new equity or subordinated debt, a default triggered by change in control and a default arising from the termination of any two of Malon Wilkus, Adam Blumenthal and John Erickson as our executive officers.


THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER OUR CP CONDUIT FACILITY COULD LEAD TO TERMINATION OF THAT FACILITY

     Our CP Conduit Facility contains certain default provisions, some of which are described in the immediately preceding paragraph. An event of default under our CP Conduit Facility could result, among other things, in termination of further funds availability under that facility, an accelerated maturity date for all amounts outstanding under that facility and the disruption of all or a portion of the business financed by that facility. This could reduce our revenues and, by delaying any cash payment allowed to us under facility until the lender has been paid in full, reduce our liquidity and cash flow.

WE MAY EXPERIENCE FLUCTUATIONS IN OUR QUARTERLY RESULTS

     We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations.'

WE MAY FAIL TO CONTINUE TO QUALIFY FOR OUR PASS-THROUGH TAX TREATMENT

     We have operated since October 1, 1997 so as to qualify to be taxed as a RIC under Subchapter M of the Code and, provided we meet certain requirements under the Code, we can generally avoid corporate level federal income taxes on income distributed to you and other stockholders as dividends. We would cease to qualify for this favorable pass-through tax treatment if we are unable to comply with the source of income, diversification or distribution requirements contained in Subchapter M of the Code, or if we cease to operate so as to qualify as a BDC under the 1940 Act. If we fail to qualify to be taxed as a RIC or to distribute our income to stockholders on a current basis, we would be subject to corporate level taxes which would significantly reduce the amount of income available for distribution to stockholders. The loss of our current tax treatment could have a material adverse effect on the total return, if any, obtainable from your investment in the Securities. See 'Business--The Company's Operations as a BDC and RIC.'

THERE IS A RISK THAT YOU MAY NOT RECEIVE DIVIDENDS

     Since our initial public offering, we have distributed more than 98% of our net operating income and 98% of our net realized short-term capital gains, if any, on a quarterly basis to our stockholders. Our current intention is to continue these distributions to our stockholders. Net realized long-term capital gains may be retained to supplement our equity capital and support growth in our portfolio, unless our Board of Directors determines in certain cases to make a distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow any specified level of cash distributions or year-to-year increases in cash distributions.

OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS WILL DEPEND ON OUR ABILITY TO MANAGE EFFECTIVELY ANY FUTURE GROWTH

     We have grown significantly since we restructured our operations in October 1997. Our ability to sustain continued growth depends on our ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing such a result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services, our access to financing sources on acceptable terms and the capabilities of our technology platform. As we grow, we will also be required to hire, train, supervise and manage new employees. Failure to manage effectively any future growth could have a material adverse effect on our business, financial condition and results of operations.

WE ARE DEPENDENT UPON OUR KEY MANAGEMENT PERSONNEL FOR OUR FUTURE SUCCESS

     We are dependent for the final selection, structuring, closing and monitoring of our investments on the diligence and skill of our senior management and other management members. Our future success depends to a significant extent on the continued service and coordination of our senior management team, particularly Malon Wilkus, our Chairman and Chief Executive Officer, Adam Blumenthal, our President and Chief Operating Officer and John Erickson, our Vice President and Chief Financial Officer. The departure of any of our executive officers or key employees could materially adversely affect our ability to implement our business strategy, and the departure of any two of Malon Wilkus, Adam Blumenthal and John Erickson would be a default of the servicing provisions under our CP Conduit Facility. We do not maintain key man life insurance on any of our officers or employees.

WE OPERATE IN A HIGHLY COMPETITIVE MARKET FOR INVESTMENT OPPORTUNITIES

     A large number of entities compete with us and make the types of investments that we make in middle market privately-owned businesses. We compete with a large number of private equity funds and venture capital companies, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to fully invest our available capital.

PROVISIONS OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS COULD DETER TAKEOVER ATTEMPTS

     Our certificate of incorporation and bylaws and the Delaware General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact on the price of our Common Stock and may discourage third-party bids. These provisions may reduce any premiums paid to you for shares of your Common Stock. Furthermore, we are subject to Section 203 of the Delaware General Corporation Law. Section 203 governs business combinations with interested stockholders, and also could have the effect of delaying or preventing a change in control.

CHANGES IN LAWS OR REGULATIONS GOVERNING OUR OPERATIONS MAY ADVERSELY AFFECT OUR BUSINESS

     We and our portfolio companies are subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse impact on our business. See 'Regulation.'

WE MAY NOT BE ABLE TO EXECUTE OUR BUSINESS STRATEGY IF USE OF THE INTERNET AS REQUIRED BY OUR STRATEGY DOES NOT DEVELOP AND OUR NET ASSET VALUE COULD BE ADVERSELY AFFECTED

     We have begun to implement a business strategy that uses the Internet as a financial portal for middle market companies. A significant portion of our net asset value is attributable to Capital.com, Inc. ("Capital.com"), a portfolio company that seeks to implement this strategy. Additionally, our Internet strategy contemplates the use of the Internet to auction securities to institutional investors, and development of a retail site for certain of our portfolio companies. There can be no assurance that the implementation of this strategy will be successful and it is likely that our net asset value would be adversely affected if the business strategy is not successfully implemented.


WE COULD FACE LOSSES AND POTENTIAL LIABILITY IF INTRUSIONS, VIRUSES OR SIMILAR DISRUPTIONS TO OUR INTERNET TECHNOLOGY JEOPARDIZE OUR CONFIDENTIAL INFORMATION OR THAT OF USERS OF OUR WEB SITE

     Although we have implemented, and will continue to implement, security measures, our Internet technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from Internet users. The misappropriation of proprietary information could expose us to a risk of loss or litigation. Furthermore, until more comprehensive security technologies are developed, the security and privacy concerns of existing and Internet users may inhibit the growth of the Internet commerce, which would adversely affect our business strategy.

FAILURE TO DEPLOY NEW CAPITAL MAY REDUCE OUR RETURN ON EQUITY

     If we fail to invest our new capital effectively our return on equity may be negatively impacted, which could reduce the price of your Common Stock.

THE MARKET PRICE OF OUR COMMON STOCK MAY FLUCTUATE SIGNIFICANTLY

     The market price and marketability of shares of our common stock may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

     o price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

     o significant volatility in the market price and trading volume of securities of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

     o changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

     o changes in earnings or variations in operating results;

     o any shortfall in revenue of net income or any increase in losses from levels expected by securities analysts;

     o general economic trends and other external factors; and

     o loss of a major funding source.

     Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

FUTURE SALES OF OUR COMMON STOCK MAY NEGATIVELY AFFECT OUR STOCK PRICE

     The market price of our Common Stock could decline as a result of sales of a large number of shares of our Common Stock in the market, or the perception that such sales could occur. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and at a price that we deem appropriate.

OUR COMMON STOCK MAY BE DIFFICULT TO RESELL

     Investors may not be able to resell shares of Common Stock at or above their purchase prices due to a number of factors, including:

     o actual or anticipated fluctuation in our operating results;

     o changes in expectations as to our future financial performance or changes in financial estimates of securities analysts;

     o departures of key personnel; and

     o the operating and stock price performance of other comparable companies.

                                USE OF PROCEEDS

     Unless otherwise specified in the Prospectus Supplement accompanying this Prospectus, the Company intends to use the net proceeds from the sale of the Securities for general corporate purposes, which may include investment in middle market privately-owned companies in accordance with the Company's investment objectives, repayment of the Company's indebtedness outstanding from time to time, acquisitions and other general corporate purposes.

     The Company anticipates that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within six months, and in any event within two years. Pending such utilization, the Company intends to invest the net proceeds of any offering of Securities in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency thereof and high quality debt securities maturing in one year or less from the time of investment.

                 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

     Since the Company became a RIC, it has distributed, and currently intends to continue to distribute in the form of dividends, a minimum of 98% of its net operating income and 98% of its net realized short-term capital gains, if any, on a quarterly basis to its stockholders. Net realized long-term capital gains may be retained to supplement the Company's equity capital and support growth in its portfolio, unless the Board of Directors determines in certain cases to make a distribution. There is no assurance that the Company will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of Common Stock, all cash distributions can be reinvested automatically under the Company's Reinvestment Plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in the Reinvestment Plan on the stockholder's behalf. See 'Risk factors--We May Lose Our Pass-Through Tax Treatment;' 'Reinvestment Plan;' and 'Business--The Company's Operations as a BDC and RIC.' The Common Stock of the Company historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.


     The Company's Common Stock is quoted on the Nasdaq Stock Market under the symbol ACAS. As of March 21, 2000, the Company had 268 stockholders of record and approximately 7,600 beneficial owners. The following table sets forth the range of high and low sales prices of the Company's Common Stock as reported on the Nasdaq Stock Market and the dividends declared by the Company for the period from August 29, 1997, when public trading of the Common Stock commenced pursuant to the IPO, through April 10, 2000.


                                   BID PRICE


                                                                                                PREMIUM         PREMIUM
                                                                                               (DISCOUNT)     (DISCOUNT)
                                                                                                 OF LOW         OF HIGH
                                                 NET ASSET                                       SALES        SALES PRICE
                                                 VALUE PER                        DIVIDEND    PRICE TO NET      TO NET
                                                 SHARE(1)      HIGH      LOW      DECLARED    ASSET VALUE     ASSET VALUE
                                                 ---------    ------    ------    --------    ------------    -----------
1997
Third Quarter (beginning August 29,
  1997).......................................    $ 13.60     $20.25    $18.50     $ 0.00         36.03%         48.90%
Fourth Quarter................................    $ 13.61     $20.75    $16.50     $ 0.21         21.23%         52.46%

1998
First Quarter.................................    $ 13.63     $22.50    $17.25     $ 0.25         26.56%         65.08%
Second Quarter................................    $ 13.65     $24.63    $21.25     $ 0.29         55.68%         80.44%
Third Quarter.................................    $ 13.77     $24.25    $10.13     $ 0.32        (26.43)%        76.11%
Fourth Quarter................................    $ 13.80     $18.44    $ 9.19     $ 0.48        (33.42)%        33.62%

1999
First Quarter.................................    $ 14.02     $19.00    $14.00     $ 0.41         (0.14)%        35.52%
Second Quarter................................    $ 13.80     $21.25    $16.00     $ 0.43         15.94%         53.99%
Third Quarter.................................    $ 13.64     $20.00    $16.25     $ 0.43         19.13%         46.63%
Fourth Quarter................................    $ 17.08     $23.13    $17.88     $ 0.47          4.60%         35.42%

2000
First Quarter.................................         --     $26.81    $20.88     $ 0.45            --             --
Second Quarter (Through April 10, 2000).......         --     $27.75    $22.38         --            --             --


------------------
(1) Net Asset Value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. Historically, the Company's net assets have been highest at the end of the quarter. The net asset values shown are based on outstanding shares at the end of each period.

                            SELECTED FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

     The selected financial data should be read in conjunction with the Company's financial statements and notes thereto. As discussed in Notes 1 and 2, the Company completed an initial public offering of its Common Stock on August 29, 1997, and on October 1, 1997, began to operate as a BDC so as to qualify to be taxed as a RIC. As a result of the changes, the financial results of the Company for periods prior to October 1, 1997 are not comparable to periods commencing October 1, 1997 and are not expected to be representative of the financial results of the Company in the future.

                                                              THREE MONTHS   ||  NINE MONTHS
                               YEAR ENDED       YEAR ENDED         ENDED     ||     ENDED        YEAR ENDED
                               DECEMBER 31,     DECEMBER 31,   DECEMBER 31,  || SEPTEMBER 30,   DECEMBER 31,
                                   1999            1998            1997      ||      1997           1996
                               ------------   ------------     ------------  || -------------   ------------
STATEMENT OF OPERATIONS                                                      ||
 DATA:                                                                       ||
                                                                             ||
Total operating income.....      $  33,405       $ 16,979       $  2,797     ||    $   2,901        $2,746
Total operating expenses...          7,251          1,709            551     ||        2,651         2,862
                               ------------   ------------   ------------    || -------------       ------
Operating income (loss)                                                      ||
 before equity in (loss)                                                     ||
 earnings of unconsolidated                                                  ||
 operating subsidiary......         26,154         15,270          2,246     ||          250          (116)
Equity in (loss) earnings                                                    ||
 of unconsolidated                                                           ||
 operating subsidiary......         (1,493)          (482)            24     ||           --            --
                               ------------   ------------   ------------    || -------------       ------
Net operating income                                                         ||
 (loss)....................         24,661         14,788          2,270     ||          250          (116)
Increase in unrealized                                                       ||
 appreciation on                                                             ||
 investments...............         69,829          2,127            167     ||        5,321           484
Realized gain (loss) on                                                      ||
 investments...............          2,711             --             --     ||           --            --
                               ------------   ------------   ------------    || -------------       ------
Income before income                                                         ||
 taxes.....................         97,201         16,915          2,437     ||        5,571           368
Provision for income                                                         ||
 taxes.....................            --             --             --      ||        2,128           159
                               ------------   ------------   ------------    || -------------       ------
Net increase in                                                              ||
 shareholders' equity                                                        ||
 resulting from                                                              ||
 operations................      $  97,201      $  16,915       $  2,437     ||    $   3,443        $  209
                               ------------   ------------   ------------    || -------------       ------
                               ------------   ------------   ------------    || -------------       ------
Per share data:                                                              ||
 Net operating income:                                                       ||
   Basic...................      $    1.79      $    1.34       $   0.21     ||
   Diluted.................      $    1.73      $    1.29       $   0.20     ||
 Net increase in                                                             ||
   shareholders' equity                                                      ||
   resulting from                                                            ||
   operations:                                                               ||
   Basic...................      $    7.07      $    1.53       $   0.22     ||
   Diluted.................      $    6.80      $    1.48       $   0.21     ||
 Weighted average shares of                                                  ||
   Common Stock                                                              ||
   outstanding:                                                              ||
   Basic...................         13,744         11,068         11,069     ||
   Diluted.................         14,294         11,424         11,405     ||
 Cash dividends............      $    1.74      $    1.34       $   0.21     ||
BALANCE SHEET DATA:                                                          ||
 Total assets..............      $ 395,372      $ 270,019       $150,705     ||    $ 154,322        $5,432
 Total shareholders'                                                         ||
   equity..................      $ 311,745      $ 152,723       $150,652     ||    $ 150,539        $3,372
OTHER DATA:                                                                  ||
 Number of portfolio                                                         ||
   companies at period                                                       ||
   end.....................             33             15              3     ||
 Principal amount of loan                                                    ||
   originations............      $ 139,433      $ 116,864       $ 16,817     ||
 Investments in equity                                                       ||
   securities..............      $  32,162      $  26,001       $  3,805     ||
 Principal amount of loan                                                    ||
   repayments..............      $  30,731      $   1,719       $     93     ||
 Return on equity(1)(2)....           41.9%          11.2%           6.5%    ||
 Weighted average yield on                                                   ||
   investments to date.....           13.9%          13.0%          12.2%    ||


                              YEAR ENDED
                             DECEMBER 31,
                                 1995
                             ------------
STATEMENT OF OPERATIONS
 DATA:
Total operating income.....     $2,706
Total operating expenses...      2,928
                                 -----
Operating income (loss)
 before equity in (loss)
 earnings of unconsolidated
 operating subsidiary......       (222)
Equity in (loss) earnings
 of unconsolidated
 operating subsidiary......         --
                                 -----
Net operating income
 (loss)....................       (222)
Increase in unrealized
 appreciation on
 investments...............        371
Realized gain (loss) on
 investments...............         66
                                 -----
Income before income
 taxes.....................        215
Provision for income
 taxes.....................         57
                                 -----
Net increase in
 shareholders' equity
 resulting from
 operations................     $  158
                                 -----
                                 -----
Per share data:
 Net operating income:
   Basic...................
   Diluted.................
 Net increase in
   shareholders' equity
   resulting from
   operations:
   Basic...................
   Diluted.................
 Weighted average shares of
   Common Stock
   outstanding:
   Basic...................
   Diluted.................
 Cash dividends............
BALANCE SHEET DATA:
 Total assets..............     $4,382
 Total shareholders'
   equity..................     $2,946
OTHER DATA:
 Number of portfolio
   companies at period
   end.....................
 Principal amount of loan
   originations............
 Investments in equity
   securities..............
 Principal amount of loan
   repayments..............
 Return on equity(1)(2)....
 Weighted average yield on
   investments to date.....

------------------

(1) Amount is annualized for the three months ended December 31, 1997.


(2) Return represents net increase in shareholders' equity resulting from operations divided by the average shareholders' equity for the period.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATION
(In thousands except per share data)



         All statements contained herein that are not historical facts including, but not limited to, statements regarding anticipated activity are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause actual results to differ materially are the following: changes in the economic conditions in which the Company operates negatively impacting the financial resources of the Company; certain of the Company's competitors with substantially greater financial resources than the Company reducing the number of suitable investment opportunities offered to the Company or reducing the yield necessary to consummate the investment; volatility in the value of equity investments including Internet properties, such as Capital.com; increased costs related to compliance with laws, including environmental laws; general business and economic conditions and other risk factors described in the Company's reports filed from time to time with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any such forward looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.


         The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company's financial statements and the notes thereto. As discussed in Notes 1 and 2, the Company completed an initial public offering ("IPO") of its common stock on August 29, 1997, and on October 1, 1997, began to operate so as to qualify to be taxed as a regulated investment company ("RIC"). After the IPO, the Company changed its primary business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to being a lender to and investor in middle market companies. As a result of the changes, the Company's predominant source of operating income has changed from financial performance and advisory fees to interest and dividends earned from investing the Company's assets in debt and equity of businesses. Additionally, pursuant to RIC accounting requirements, effective October 1, 1997, the Company's accounting for its operating subsidiary, ACFS, changed from a consolidated basis to the equity method. The financial results of the Company for the periods through September 30, 1997 are not comparable to periods commencing October 1, 1997 and are not expected to be representative of the financial results of the Company in the future. Accordingly, those periods are discussed separately.

PORTFOLIO COMPOSITION


         The Company's primary business is investing in and lending to businesses through investments in senior debt, subordinated debt with detachable common stock warrants, preferred stock, and common stock. The total portfolio value of investments in publicly and non-publicly traded securities, excluding government securities, was $377,554 and $165,035 at December 31, 1999 and 1998, respectively. During the years ended December 31, 1999 and 1998, the Company made investments totaling $175,823 and $150,249, including $13,500 and $7,384 in funds committed but undrawn under credit facilities, respectively. The weighted average effective interest rate on the investment portfolio was 13.9% and 13.0% at December 31, 1999 and 1998, respectively. Summaries of the composition of the Company's portfolio of publicly and non-publicly traded securities, excluding government securities, at December 31, 1999 and 1998 at cost and fair value are shown in the following table:

COST                                December 31, 1999         December 31, 1998
----                                -----------------         -----------------

Senior debt                                  11.9%                      15.2%
Subordinated debt                            69.4%                      66.4%
Convertible preferred stock                   2.2%                       3.3%
Common stock warrants                        13.6%                      12.6%
Common stock                                  2.9%                       2.5%


FAIR VALUE                          December 31, 1999         December 31, 1998
----------                          -----------------         -----------------

Senior debt                                   9.7%                      15.0%
Subordinated debt                            56.0%                      65.5%
Convertible preferred stock                   2.0%                       3.3%
Common stock warrants                        11.6%                      13.4%
Common stock                                 20.7%                       2.8%

         On a fair value basis, the Company's portfolio composition was weighted more heavily toward common stock at December 31, 1999 than at December 31, 1998 due to the value of the Capital.com investment of $72,500. At December 31, 1999, Capital.com accounted for 19% of the total portfolio value of investments in publicly and non-publicly traded securities (see discussion of Capital.com under Results of Operations).

         The following table shows the portfolio composition by industry grouping at cost and at fair value:

COST                                December 31, 1999         December 31, 1998
----                                -----------------         -----------------

Manufacturing                                56.6%                     65.9%
Wholesale & Retail                           11.5%                      7.4%
Construction                                  7.7%                     10.1%
Healthcare                                    6.5%                      --
Media                                         5.5%                      9.2%
Telecommunications                            4.3%                      --
Service                                       3.5%                      2.0%
Information Technology                        2.5%                      --
Transportation                                1.4%                      5.4%
Internet                                      0.5%                      --



FAIR VALUE                          December 31, 1999         December 31, 1998
----------                          -----------------         -----------------

Manufacturing                                46.2%                     66.1%
Internet                                     19.2%                      --
Wholesale & Retail                            9.3%                      7.4%
Construction                                  6.2%                     10.0%
Healthcare                                    5.2%                      --
Media                                         4.5%                      9.1%
Telecommunications                            3.5%                      --
Service                                       2.8%                      2.0%
Information Technology                        2.0%                      --
Transportation                                1.1%                      5.4%


         Management expects that the largest percentage of its investments will continue to be in manufacturing companies, however, the Company intends to continue to diversify its portfolio and will explore new investment opportunities in a variety of industries.


RESULTS OF OPERATIONS


         The Company's financial performance, as reflected in its Statements of Operations, is composed of three primary elements. The first element is "Net operating income (loss)," which for periods prior to October 1, 1997 ("pre-RIC") is the difference between the Company's revenue earned from arranging financing for middle market companies and other financial advisory work and its total operating expenses including ESOP contributions, depreciation and interest expense. For periods prior to October 1, 1997, ESOP contributions represented a significant component of total operating expenses. Net operating income (loss) for periods commencing October 1, 1997 ("post-RIC") is primarily the interest and dividends earned from investing in debt and equity securities and the equity in earnings of its unconsolidated operating subsidiary less the operating expenses of the Company. The second element is "Change in unrealized appreciation of investments," which is the net change in the estimated fair value of the Company's portfolio assets at the end of the period compared with their estimated fair values at the beginning of the period or their stated costs, as appropriate. The third element is "Realized gain on investments," which reflects the difference between the proceeds from a sale or maturity of a portfolio investment and the cost at which the investment was carried on the Company's balance sheet.

         As discussed above, as a RIC, the Company is required to account for investments in operating subsidiaries under the equity method, regardless of ownership interest. Accordingly, the Company's investment in ACFS, which prior to RIC status was consolidated, is presented on the equity method effective October 1, 1997.

         The operating results for the years ended December 31, 1999 and 1998 are as follows:

                                                                             Year Ended               Year Ended
                                                                          December 31, 1999        December 31, 1998
                                                                          -----------------        -----------------
Operating income                                                             $     33,405             $      16,979
Operating expenses                                                                  7,251                     1,709
Equity in loss of unconsolidated operating subsidiary                              (1,493)                     (482)
                                                                             -------------            -------------
Net operating income                                                               24,661                    14,788
Net realized gain on investments                                                    2,711                        --
Increase in unrealized appreciation of investments                                 69,829                     2,127
                                                                             ------------             -------------
Net increase in shareholders' equity resulting from operations               $     97,201             $      16,915
                                                                             ============             =============

         Total operating income for the year ended December 31, 1999, increased $16,426, or 97%, over the year ended December 31, 1998. The increase is a result of the company closing 24 investments in private companies totaling $162 million and selling investments in 2 portfolio companies during 1999. Total operating income for 1999 consisted of $2,044 in loan fees, $528 in prepayment fees, $29,893 in interest and dividends on non-publicly traded securities, and $940 in interest on government agency securities, bank deposits, repurchase agreements, and shareholder loans. Total operating income for 1998 consisted of $2,549 in loan processing fees and $11,020 in interest and dividends on non-publicly traded securities and $3,410 in interest on government agency securities, bank deposits and repurchase agreements.

         Operating expenses for 1999 increased $5,542, or 324%, over 1998. The increase is primarily due to an increase in interest expense from $57 in 1998 to $4,716 in 1999. Interest expense increased due to an increase in the Company's weighted average borrowings from $1,031 in 1998 to $48,608 in 1999. In addition, the weighted average interest rate on outstanding borrowings, including amortization of deferred finance costs, increased from 5.9% in 1998 to 9.7% in 1999. Operating expenses for 1999 consisted of $1,045 in salaries and benefits, $1,490 in general and administrative expenses, and $4,716 in interest expense. Operating expenses also increased due to increases in salaries and benefits from $843 in 1998 to $1,045 in 1999 due to an increase in employees from 30 at December 31, 1998 to 39 at December 31, 1999.

         Equity in loss of unconsolidated operating subsidiary, which represents ACFS's results, increased from a loss of $482 in 1998 to a loss of $1,493 in 1999. For the year ended December 31, 1999, ACFS's results included $6,030 of operating income, $9,114 of operating expenses, $925 of realized gains, $246 of unrealized depreciation of investments, and $912 of other income. The realized gain was a result of the sale of ACFS's common stock investment in Four-S Baking Company ("Four-S") and the unrealized depreciation was due to the reversal of previously recorded unrealized appreciation of ACFS's Four S investment, netted against unrealized gains on other investments. For the year ended December 31, 1998, ACFS's results included $5,227 of operating income, $6,451 of operating expenses, $481 of unrealized appreciation of investments, and $261 in other income. The decrease in ACFS's earnings for 1999 was primarily attributable to the increase in salaries and benefits caused by an increase in employees from 30 to 39.

         During 1999, the Company recorded a realized gain of $2,395 from the prepayment of $8,000 of subordinated debt by Specialty Transportation Services, Inc. ("STS") and the sale of the Company's common stock and warrant investments in STS, and a realized gain of $316 on the sale of its investment in Four-S. Total proceeds from the repayment of the STS subordinated debt and the sale of the Company's equity interest in STS totaled $11,000 ; the realized gain on the subordinated debt was a result of the realization of unamortized loan discounts and the gains on the warrants and equity were equal to the excess cash received over the cost basis of the securities. In addition, STS paid ACFS a $1,000 fee to terminate an investment banking contract between STS and ACFS. Total proceeds from the sale of the Four-S securities, which included senior debt, subordinated debt, preferred stock, common stock warrants, and common stock, were $7,200. The realized gain for the Four-S transactions was comprised of the realization of unamortized loan discounts. The Company did not record any realized gains on investments in 1998.

         During 1999, the Company paid federal income taxes of $309 on retained realized gains recorded on the Four-S and STS transactions during the tax year ended September 30, 1999; $1,844 of gains on the STS sale were realized subsequent to September 30, 1999. The payment was treated as a deemed distribution because it was paid on behalf of the Company's shareholders. As a result, the Company did not record income tax expense. The Company may elect to retain future realized gains and pay taxes on behalf of the shareholders.

         The increase in unrealized appreciation of investments is based on portfolio asset valuations determined by the Company's Board of Directors. The increase in unrealized appreciation of investments was $69,829 in 1999, compared to $2,717 in 1998. The increase was primarily due to the increase in the valuation of Capital.com of $71,008 (see further discussion of Capital.com below). Excluding Capital.com, the Company experienced unrealized depreciation of investments of $1,179, which consisted of valuation increases of $6,254 at seven portfolio companies, valuation decreases of $6,719 at eight portfolio companies, valuation decreases of $163 related to interest rate basis swaps used to manage interest rate risk, and $551 of unrealized depreciation resulting from the reversal of previously recorded unrealized appreciation of the Company's investments in Four-S and STS. The increase in unrealized appreciation of investments for the year ended December 31, 1998 was $2,127, which consisted of valuation increases of $2,324 at nine portfolio companies and valuation decreases of $197 at three portfolio companies.

         Capital.com, an Internet finance portal, was launched in July 1999 under the name of AmericanCapitalOnline.com. In December 1999, the assets of AmericanCapitalOnline.com were contributed to Capital.com, Inc., a newly formed entity, and the site was renamed Capital.com. The total cost of the assets contributed to Capital.com by the Company was $1,492. During December, 1999, a subsidiary of First Union Corporation ("First Union") invested $15,000 in Capital.com in exchange for a 15% common equity stake and warrants to acquire up to an additional 5% of the common equity at a nominal price. The warrants are exercisable based on a subsequent valuation of Capital.com in connection with a subsequent investment or offer to invest within a year of First Union's stock purchase. If the subsequent valuation results in a value of Capital.com of $100,000 or more, the warrants will be extinguished. If the subsequent valuation results in a value of Capital.com of $75,000 or less, all the warrants will be exercisable. If the subsequent valuation results in a value between $75,000 and $100,000, a pro-rata portion of the warrants will be exercisable.

         In considering the appropriate valuation of this investment at December 31, 1999, in addition to the value implied by First Union's investment for a 15% equity interest, management and the Board of Directors considered several factors including:

         o    The valuation of comparable public company entities;
         o    The very early development stage of Capital.com;
         o An estimated value for the warrants issued to First Union and the uncertainty of a subsequent valuation of Capital.com affecting the number of shares for which such warrants could be exercised.

         Based on all these factors and others that were considered, the Board of Directors valued the investment in Capital.com at $72,500 at December 31, 1999. This investment represents 18% of total assets and 23% of total shareholders' equity at December 31, 1999 and the change in unrealized appreciation represents 73% of the net increase in shareholders' equity resulting from operations for 1999. Realization of this valuation in subsequent periods is subject to a high degree of uncertainty including the ability of Capital.com to attract and retain financial and service providers, develop and maintain a significant customer base that will support the on going investment and capital needs of the business, attract additional investors in the business, and develop and execute an exit strategy for investors. The outcome of these matters is highly uncertain. Inability to achieve these or other factors could negatively impact future valuations of Capital.com and such differences could be material.

         The post-RIC operating results for the three months ended December 31, 1997 are summarized as follows:

                                                                      Three Months Ended
                                                                       December 31, 1997
                                                                       -----------------
Operating income                                                        $         2,797
Operating expenses                                                                  551
Equity in earnings of unconsolidated operating subsidiary                            24
                                                                        ---------------
Net operating income                                                              2,270
Increase in unrealized appreciation of investments                                  167
                                                                        ---------------
Net increase in shareholders' equity resulting from operations          $         2,437
                                                                        ===============


         Total operating income consisted of approximately $700 in loan processing fees and $200 in interest on non-publicly traded securities and $1,897 in interest on government agency securities and overnight repurchase agreements. The loan fees were earned as a result of closing three investments in private companies totaling $21 million during the period.

         Operating expenses for the period consisted of $243 in salaries and benefits and $308 in general and administrative expenses.

         Equity in earnings of unconsolidated operating subsidiary represents ACFS's results including the portfolio companies. For the three months ended December 31, 1997, ACFS's results included $414 of operating income, $987 of operating expenses, $605 of unrealized appreciation of investments and $8 in tax provisions.

         The increase in unrealized appreciation of investments as discussed in
Note 2 to the financial statements is determined by the Company's Board of Directors. The change in unrealized appreciation of investments for the three month period is $167 which consists of an increase of $52 in the valuation of the government agency securities and an increase of $115 in the valuation of the investments in private companies.

         The pre-RIC operating results for the nine months ended September 30, 1997 are as follows:

                                                                      Nine Months Ended
                                                                        September 30,
                                                                            1997
                                                                            ----
Operating income                                                         $     2,901
Operating expenses                                                             2,651
                                                                         -----------
Net operating income                                                             250
Increase in unrealized appreciation of investments                             5,321
Provision for income taxes                                                     2,128
                                                                         -----------
Net increase in shareholders' equity resulting from operations           $     3,443
                                                                         ===========


         Total operating income was $2,901 for the nine months ended September 30, 1997, consisting of financial advisory fees of $1,122 , financial performance fees of $798, other operating income of $428, and interest income earned on investment securities and overnight repurchase agreements of $553.

         Total operating expenses for the nine months ended September 30, 1997, were $2,651. Operating expenses consisted of salaries and benefits of $1,221, general and administrative expenses of $1,547, and interest expense of $60. In addition, during the nine months ended September 30, 1997, the Company changed its evaluation of collectibility of a receivable from Martino's Bakery, Inc., due to Martino's improved financial condition, restructuring of repayment terms, and subsequent payment history. Therefore, the Company recorded a reversal in its provision for doubtful accounts totaling $177. During the nine months ended September 30, 1996, the Company had accrued $164 as a provision for doubtful accounts related to two companies, one of which was Martino's Bakery, Inc.

         For the nine months ended September 30, 1997, the Company recorded net increases in unrealized appreciation of investments in its portfolio companies of $5,321. Included in unrealized appreciation of investments during the first nine months of 1997 was $4,400 associated with an investment in Biddeford Textile Coorporation, formerly the blanket operation of the electric blanket manufacturing division of Sunbeam Products, Inc. Also included in unrealized appreciation of investments during the first nine months of 1997 was appreciation of $731 associated with the Company's investment in Mobile Tool International, Inc., appreciation of $356 associated with Four-S, and depreciation of $138 associated with Martino's Bakery, Inc.

         The following table sets forth the components of the increase in unrealized appreciation of investments for the nine months ended September 30, 1997:

                                                              Nine Months Ended
                                                                September 30,
                                                                     1997
                                                                     ----

Government Securities                                              $     (27)
Erie Forge and Steel, Inc                                                 --
Four S Baking Company, Inc                                               355
Indiana Steel & Wire Corporation                                          --
Martino's Bakery, Inc.                                                  (138)
Mobile Tool International, Inc.                                          731
Biddeford Textile Corporation                                          4,400
                                                                   ---------
Increase in unrealized appreciation of investments                 $   5,321
                                                                   =========

         The Company recorded a provision for income taxes for the nine months ended September 30, 1997, of $2,128. Unrealized appreciation (depreciation) of investments does not affect the actual tax paid by the Company. However, under GAAP, the Company provides for income taxes based on its GAAP pretax income, which includes unrealized appreciation (depreciation) of investments. Actual income taxes paid may differ substantially from the provision for income taxes. The Company accounted for this difference by recognition of a deferred tax liability in the Pre-RIC balance sheet of ACFS.


Financial Condition, Liquidity, and Capital Resources

         At December 31, 1999, the Company had $2,037 in cash and cash equivalents. In addition, the Company had outstanding debt secured by assets of the Company of $78,545 under a $225,000 debt funding facility. During 1999, the Company funded its investments with proceeds from a debt funding facility, short term borrowings, and a follow-on equity offering from which it received net proceeds of approximately $90,000.

         On March 31, 1999, the Company closed a maximum $100,000 debt funding facility; this facility was increased to a $125,000 on June 17, 1999, and to $225,000 on December 10, 1999. In connection with the closing, the Company established ACS Funding Trust I (the "Trust"), an affiliated business trust and contributed or sold to the Trust approximately $157,000 in loans. The Company subsequently contributed an additional $100,000 in loans to the Trust. Subject to certain conditions precedent, the Company will remain servicer of the loans. Simultaneously with the initial contribution, the Trust entered into a loan agreement with First Union Capital Markets Corp., as deal agent, and certain other parties providing for loans in an amount up to 50% of the eligible loan balance subject to certain concentration limits. The transfer of assets to the Trust and the related borrowings by the Trust have been treated as a financing arrangement by the Company under Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." The term of the facility is two years and interest on borrowings had been charged at LIBOR (6.47% at December 31, 1999) plus 2.50%; the interest rate was decreased to LIBOR plus 1.50% on December 10, 1999. The full amount of principal is due at the end of the term and interest is payable monthly. The Company has used borrowings under this facility to repay debt and to make investments in the debt and equity securities of middle market companies; the Company intends to continue to use this facility in this fashion. As of December 31, 1999, the Company has $78,545 of borrowings outstanding under this facility.

Portfolio Credit Quality

         The Company has implemented a system under which it grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower's business, the collateral coverage of the loans and other factors considered relevant.

         Under this system, management believes that loans with a grade of 4 involve the least amount of risk in the Company's portfolio. The borrower is performing above expectations and the trends and risk factors are generally favorable. Management believes that loans graded 3 involve an acceptable level of risk that is similar to the risk at the time of origination. The borrower is performing as expected and the risk factors are neutral to favorable. All new loans are initially graded 3. Loans graded 2 involve a borrower performing slightly below expectations and the loan risk has increased since origination. The borrower may be out of compliance with debt covenants, however, loan payments are not more than 120 days past due. For loans graded 2, the Company's management will increase procedures to monitor the borrower and the fair value generally will be lowered. A loan grade of 1 indicates that the borrower is performing materially below expectations and the loan risk has substantially increased since origination. Some or all of the debt covenants are out of compliance and payments are delinquent. Loans graded 1 are not anticipated to be repaid in full and the Company will reduce the fair value of the loan to the amount it anticipates will be recovered.

          To monitor and manage the investment portfolio risk, management tracks the weighted average investment grade. The weighted average investment grade was
3.2 at both December 31, 1999 and 1998. In addition, all of the Company's outstanding loans are performing and paying as agreed as of December 31, 1999. At December 31, 1999 and 1998, the Company's investment portfolio was graded as follows:

                  December 31, 1999                  December 31, 1998
                  -----------------                  -----------------
                             Percentage of                     Percentage of
             Investments at      Total         Investments at      Total
  Grade        Fair Value      Portfolio         Fair Value      Portfolio
  -----        ----------      ---------         ----------      ---------
    4        $     65,638           21.5%       $     26,036           15.8%
    3             223,898           73.4%            138,999           84.2%
    2              15,577            5.1%                 --            0.0%
    1                  --             --                  --             --
             ------------      ---------        ------------     ----------
                  305,113          100.0%            165,035          100.0%

         The amounts at December 31, 1999 do not include the Company's investments in Capital.com, Wrenchead.com, and ACS Equities, LP for which the Company has only invested in the equity securities of these companies.

Impact of the Year 2000

         The "Year 2000 Issue" is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs or hardware that have date-sensitive software or embedded chips may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruption of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities. The Company created a Year 2000 Compliance Committee to address the Year 2000 compliance of the Company's information technology and non-information technology systems, the systems of third parties, and the systems of the portfolio companies. The Company also engaged outside technology consultants to assist with its Year 2000 project.

         All of the software used by the Company in its information technology systems is provided by outside vendors. The Company replaced its accounting software package during 1999 and purchased upgrades of various other software products.

         Subsequent to December 31, 1999, the Company's internal information-technology systems did not experience any significant Year 2000 related difficulties. In addition to the internal technology systems, the Company has not experienced any Year 2000 related problems with its non-information technology systems, such as telecommunications systems, or with third parties that do not share information systems with the Company, such as banks, landlords, telecommunication providers and other vendors.

         During 1999, the Company evaluated the Year 2000 readiness of its portfolio companies. Beginning in the summer of 1998, the Company had required that each portfolio company expressly warrant in its loan agreement that it is or will be Year 2000 compliant prior to December 31, 1999. The Company had also submitted questionnaires to all of its portfolio companies to determine their exposure to the Year 2000 problem and the adequacy of their plans to address the issues. Based on the correspondence received from the portfolio companies, management concluded that the portfolio companies were adequately addressing the Year 2000 problem. Subsequent to December 31, 1999, the Company is not aware of any Year 2000 related problems at any of its portfolio companies.

         The total cost of the Company's Year 2000 project was approximately $100. The Company does not expect to incur any further cost related to the Year 2000 issue. This amount includes the cost of additional software, reviewing the portfolio companies' readiness, and outside systems professionals working on the Company's Year 2000 compliance.

Impact of Inflation

         Management believes that inflation can influence the value of the Company's investments through the impact it may have on the capital markets, the valuations of business enterprises and the relationship of the valuations to underlying earnings.

Interest Rate Risk

         Because the Company funds a portion of its investments with borrowings under its debt funding facility, the Company's net operating income is affected by the spread between the rate at which it invests and the rate at which it borrows. At December 31, 1999, approximately 75% of the Company's interest bearing assets provided fixed rate returns and approximately 25% of the company's interest bearing assets provided floating rate returns. All of the Company's outstanding debt at December 31, 1999 has a variable rate of interest based on LIBOR. A change in the floating interest rate would have the following annual impact on the investment portfolio at December 31, 1999:

                                          Increase (decrease) in
                          ------------------------------------------------------
  Change in floating                                              Net operating
     Interest Rate        Interest income    Interest expense         Income
     -------------        ---------------    ----------------      -----------
         + 2%               $     1,442       $        1,571       $       (129)
         + 1%                       721                  785                (64)
         - 1%                      (721)                (785)                64
         - 2%                    (1,442)              (1,571)               129

         In order to maintain the low sensitivity to changes in interest rates evidenced above, the Company also enters into interest rate basis swap agreements. At December 31, 1999, the Company had entered into in 4 interest rate basis swap agreements with a total notional amount of $61,325. The Company intends to use derivative instruments for non-trading and non-speculative purposes only.

                                    BUSINESS


     The Company was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an IPO of 10,382,437 shares of its Common Stock and became a non-diversified, closed end investment company that has elected to be treated as a BDC under the 1940 Act. On October 1, 1997, the Company began operations so as to qualify to be taxed as a RIC as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the 'Code'). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. The Company continues to provide financial advisory services to businesses through ACFS, a wholly-owned subsidiary. The Company had established itself as a leading firm in structuring and obtaining funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of ESOPs. From its formation in 1986 through the IPO, the Company arranged 29 financing transactions aggregating over $400 million and invested in the equity securities of eight of those transactions. From the IPO through December 31, 1999, the Company invested $347 million in debt and equity securities of middle market companies including over $16 million in funds committed but undrawn under credit facilities.

     The Company is a buyout and specialty finance company that is principally engaged in providing senior debt, subordinated debt and equity to middle market companies in need of capital for management buyouts including ESOP buyouts, growth, acquisitions, liquidity and restructuring. The Company's ability to fund the entire capital structure is an advantage in completing middle market transactions. The Company generally invests up to $25 million in each transaction and through its subsidiary, ACFS, will arrange and secure capital for larger transactions. The Company's primary business objectives are to increase its net operating income and net asset value by investing its assets in senior debt, subordinated debt with detachable warrants and equity of middle market companies with attractive current yields and potential for equity appreciation. The Company's loans typically range from $5 million to $25 million, mature in five to ten years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate, plus a margin. The Company prices its debt and equity investments based on its analysis of each transaction. As of December 31, 1999, the weighted average effective yield on the Company's investments was 13.9%.


     In most cases, the Company receives Put Rights under various circumstances including, typically, the repayment of the Company's loans or debt securities. The Company may use its Put Rights to dispose of its equity interest in a business, although the Company's ability to exercise Put Rights may be limited or nonexistent if a business is illiquid. In most cases, the Company also receives the right to representation on the businesses' board of directors. At December 31, 1999, the Company had board seats on 25 out of 33 businesses and had board observation rights on 4 of the remaining businesses in which it has made investments.

     The Company generally acquires equity interests in the companies from which it has purchased debt securities with the goal of enhancing its overall return. As of December 31, 1999, the Company had a weighted average ownership interest of 25% in our portfolio companies. The Company is prepared to be a long-term partner to its portfolio companies thereby positioning the Company to participate in their future financing needs. The opportunity to liquidate its investments and realize a gain may occur if the business recapitalizes its equity, either through a sale to new owners or a public offering of its equity or if the Company exercises its Put Rights. The Company generally does not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act of 1933, but the Company generally does have the right to sell its equity interests in a public offering by the business to the extent permitted by the underwriters.

     The Company makes available significant managerial assistance to its portfolio companies. Such assistance typically involves closely monitoring the operations of the company, hiring additional senior management, if needed, being available for consultation with its officers, developing the business plan and providing financial guidance and participating on its board of directors. Providing assistance to its borrowers serves as a means of influence for the Company as well as an opportunity for the Company to assist in maximizing the value of the portfolio company.

     Prior to the IPO, the Company established itself as a leading firm in structuring and obtaining funding for management and employee buyouts of subsidiaries, divisions and product lines being divested by larger corporations through the use of an ESOP. The selling entities have included Sunbeam Corporation, the U.S. Office of Personnel Management, American Premier Underwriters, Inc. (formerly Penn Central Corporation), Campbell Soup Company, Union Carbide Corporation, National Forge Company, Inc., Air Products Company, Ampco-Pittsburgh Corporation and British Petroleum Company. In most of the ESOP transactions structured by the Company, the employees agree to restructure their wages and benefits so that overall cash compensation is reduced while contributions of stock are made to an ESOP. The resulting company is structured so that the fair market value of stock contributed to the ESOP can be deducted from corporate income before paying taxes. Restructuring employee compensation together with the ESOP tax advantages has the effect of improving the cash flow of the ESOP company. The Company is a leading firm in structuring and implementing ESOP employee buyouts. The Company believes that its ESOP knowledge and experience and its ability to fund transactions positions the Company favorably in the market place.


     The Company provides financial advisory services and structuring of transactions through its wholly-owned subsidiary ACFS. The typical advisory engagement includes a monthly retainer and a performance fee contingent upon closing of the transaction or event which is the subject of the engagement. Management believes that future growth of ACFS is attainable through adding additional professionals, by gaining additional market share and by realizing the benefits of what is expected to be an increasing client base, which should expand as a result of its relationship with the Company.


     The Company believes that, through the structuring and advisory business, it has established an extensive referral network comprised of venture capitalists, investment bankers, attorneys, accountants, commercial bankers, unions, business and financial brokers, and existing ESOP companies. The Company has also developed an extensive set of Internet sites that generates financing requests and provides businesses an efficient tool for learning about the Company and its capabilities.


     The Company has a marketing department headed by a vice president of marketing dedicated to maintaining contact with members of the referral network and receiving opportunities for the Company to consider. During 1998, the vice president of marketing received in excess of 1,500 transactions for consideration. Many of those transactions did not meet the Company's criteria for initial consideration, but the opportunities that met those criteria were sent to the Company's principals for further review and consideration. The vice president of marketing and CIC are continuing the relationships with the referral network and the Company utilizes the referral network and ACFS's client base as its primary sources of investment opportunities.

     The Company's executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814 and its telephone number is (301) 951-6122. In addition to its executive offices, the Company maintains offices in New York, Boston, Pittsburgh, San Francisco, Chicago and Dallas.


INTERNET STRATEGY


     The Company believes that the Internet is a significant medium for information and business commerce. The Company has been active in developing an Internet web site that provides background and promotional information about the Company and refers financing leads to the Company. These sites have provided numerous investment leads to the Company and through December 31, 1999, investments in two portfolio companies aggregating $29 million had sources through these web sites. The Company has developed a strategy to utilize the Internet to expand its core business, add value to its portfolio companies and enhance the liquidity of its assets and thereby add value to its stockholders. The Company's strategy is as follows:



         o Financial Portal For Middle Market Companies. In the third quarter of 1999, the Company commenced operation of a financial portal website designed for middle market business to learn about corporate finance, value their business, build financial models, develop financing memoranda, find professionals to assist in the financing process, find sources of capital and research financing terms, criteria and the availability of a variety of financing options, including financing by the Company. In December 1999, the portal site was renamed "Capital.com" and the assets conveyed to a new portfolio company known as Capital.com, Inc. ("Capital.com"). Contemporaneously with these events, a subsidiary of First Union Corporation invested $15 million for a 15% to 20% equity interest in Capital.com. The Company expects this site to generate additional opportunities to provide financing to middle market companies.

         o Retail Internet Site For Products Manufactured By Portfolio Companies. The Company is in the early stages of developing web sites to market retail products manufactured by certain of its portfolio companies directly to consumers. Additionally, the Company intends to target for investment as possible portfolio companies manufacturing companies that manufacture products that may be sold through a retail Internet site. The strategy will entail a series of marketing joint ventures with these portfolio companies. The Company believes that these sites will provide incremental business to some of its portfolio companies and may thereby enhance the Company's return on its investment with respect to such portfolio companies. This initiative may lead to the creation of a new Internet marketing subsidiary of the Company with the potential for appreciation that would benefit the holders of its Common Stock.

         o Private Securities Auction Site. The Company has commenced developing a web site to auction certain securities of private companies to institutional investors. This site is in an early stage of development and will require the Company to meet numerous regulatory requirements, including requirements of the Commission, prior to commencing operation of the site. There is no assurance that such requirements can or will be met. The Company believes that it can use its expertise in originating securities to become a market maker in such securities and that the Internet will provide an efficient medium to make such a market and to communicate with and sell securities to qualified investors.

LENDING AND INVESTMENT DECISION CRITERIA

     The Company reviews certain criteria in order to make investment decisions. The criteria listed below provide a general guide for the Company's lending and investment decisions, although not all criteria are required to be favorable in order for the Company to make an investment.

     Operating History. The Company focuses on target companies that have stable operating histories and are profitable or near profitable at existing operating levels. The Company reviews the target company's ability to service and repay debt based on its historical results of operations. The Company considers factors such as market shares, customer concentration, recession history, competitive environment and ability to sustain margins. The Company does not expect to lend or invest in start-up or other early stage companies.

     Growth. The Company considers a target company's ability to increase its cash flow. Anticipated growth is a key factor in determining the value ascribed to any warrants and equity interests acquired by the Company.

     Liquidation Value of Assets. Although the Company does not operate as an asset-based lender, liquidation value of the assets collateralizing the Company's loans is an important factor in many credit decisions. Emphasis is placed both on tangible assets (accounts receivable, inventory, plant, property and equipment) as well as intangible assets such as customer lists, networks, databases and recurring revenue streams.

     Experienced Management Team. The Company requires that each portfolio company have a management team that is experienced and properly incentivized through a significant ownership interest in the portfolio company. The Company requires that a potential recipient of the Company's financing have a management team who have demonstrated the ability to execute the portfolio company's objectives and implement its business plan.

     Exit Strategy. Prior to making an investment, the Company analyzes the potential for the target company to experience a liquidity event that will allow the Company to realize value for its equity position. Liquidity events include, among other things, a private sale of the Company's financial interest, a sale of the portfolio company, an initial public offering or a purchase by the portfolio company or one of its stockholders of the Company's equity position.

OPERATIONS


     Marketing and Origination Process. The Company and ACFS have 24 professionals responsible for originating loans and investments and providing financial assistance to middle market companies. To discover potential financing opportunities, the Company has a dedicated marketing department headed by a vice president who manages an extensive referral network comprised of venture capitalists, investment bankers, unions, attorneys, accountants, commercial bankers, business and financial brokers and prospective or existing ESOP companies. The Company also has an extensive set of Internet sites that it uses to attract financing opportunities.

     Approval Process. The Company's financial professionals review informational packages in search of potential financing opportunities and conduct a due diligence investigation of each applicant that passes an initial screening process. This due diligence investigation generally includes one or more on-site visits, a review of the target company's historical and prospective financial information, interviews with management, employees, customers and vendors of the applicant, and background checks and research on the applicant's product, service or particular industry. The Company engages professionals such as environmental consultants, accountants, lawyers, risk managers and management consultants to perform elements of the due diligence review as it deems appropriate. Upon completion of a due diligence investigation, one of the Company's principals prepares an investment committee report summarizing the target company's historical and projected financial statements, industry and management team and analyzing its conformity to the Company's general investment criteria. The principal then presents this profile to the Company's Investment Committee. The Company's Investment Committee and the Company's Board of Directors must approve each financing.

     Portfolio Management. In addition to the review at the time of original underwriting, the Company attempts to preserve and enhance the earnings quality of its portfolio companies through proactive management of its relationships with its clients. This process includes attendance at portfolio company board meetings, management consultation and review and management of covenant compliance. The Company's investment and finance personnel regularly review portfolio company monthly financial statements to assess cash flow performance and trends, periodically evaluate the operations of the client, seek to identify industry or other economic issues that may adversely affect the client, and prepare quarterly summaries of the aggregate portfolio quality for management review.

LOAN GRADING

     The Company has implemented a system to evaluate and classify all loans based on their current risk profile. The system requires the Director of Reporting and Compliance to grade a loan on a scale of one to four. Loans graded four involve the least amount of risk of loss, while loans graded one have an unacceptable level of risk and a high probability of loss. The loan grade is then reviewed and approved by the Investment Committee and the Board of Directors. This system is intended to reflect the performance of the portfolio company's business, the collateral coverage of the loans and other factors considered relevant. For more information regarding the Company's loan grading practices, see 'Management's Discussion and Analysis of Financial Condition and Results of Operations--Portfolio Credit Quality.'

COMPETITION

     The Company competes with a large number of private equity funds and venture capital companies, investment banks and other equity and non-equity based investment funds; and other sources of financing, including traditional financial services companies such as commercial banks. Many of the Company's competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Company does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to the Company. In addition, certain of the Company's competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. There is no assurance that the competitive pressures the Company faces will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, the Company may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that the Company will be able to identify and make investments that satisfy its investment objectives or that the Company will be able to fully invest its available capital.

LEGAL PROCEEDINGS

     While the Company may, from time to time, be a party to certain lawsuits in connection with its business it currently has no pending lawsuits.

EMPLOYEES


     As of December 31, 1999, the Company and ACFS had a total of 39 employees, 24 of whom are professionals working on financings for middle market companies. The Company believes that the relations with its employees are excellent.


THE COMPANY'S OPERATIONS AS A BDC AND RIC

     As a BDC, the Company may not acquire any asset other than Qualifying Assets unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the value of the Company's total assets. The principal categories of Qualifying Assets relevant to the business of the Company are the following:

     o securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) does not have any class of publicly-traded securities with respect to which a broker may extend credit;

     o securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

     o cash, cash items, Government securities, or high quality debt securities maturing in one year or less from the time of investment.

     The Company may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding voting securities. Since the Company made its BDC election, it has not made any substantial change in its structure or in the nature of its business.


     Since October 1, 1997, the Company has operated so as to qualify as a RIC under the Code. Generally, in order to qualify as a RIC, the Company must continue to qualify as a BDC and distribute to stockholders in a timely manner, at least 90% of its 'investment company taxable income' as defined by the Code. Also, the Company must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to its business of investing in such stock or securities as defined by the Code. Additionally, the Company must diversify its holdings so that (a) at least 50% of the value of the Company's assets consists of cash, cash items, government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets and 10% of the outstanding voting securities of the issuer and (b) no more than 25% of the value of the Company's assets (including those owned by ACFS) are invested in the securities of one issuer (other than U.S. government securities and securities of other RICs), or of two or more issuers that are controlled by the Company and are engaged in the same or similar or related trades or businesses. If the Company qualifies as a RIC, it will not be subject to federal income tax on the portion of its taxable income and net capital gains it distributes in a timely fashion to stockholders. In addition, with respect to each calendar year, if the Company distributes or is treated as having distributed (including amounts retained but designated as deemed distributed) in a timely manner 98% of its capital gain net income for each one-year period ending on October 31, and distributes 98% of its net ordinary income for such calendar year (as well as any income not distributed in prior years), it will not be subject to the 4% nondeductible federal excise tax imposed with respect to certain undistributed income of RICs.


     If the Company fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distribution to its stockholders. In addition, in that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits).


     Our wholly-owned subsidiary, ACFS, is an ordinary corporation that is subject to corporate level federal income tax.


TEMPORARY INVESTMENTS

     Pending investment in other types of Qualifying Assets, the Company has invested its otherwise uninvested cash primarily in cash, cash items, government securities, agency paper or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments ('Temporary Investments') so that at least seventy percent (70%) of its assets are Qualifying Assets. Typically, the Company invests in U.S. Treasury bills. Additionally, the Company may invest in repurchase obligations of a 'primary dealer' in government securities (as designated by the Federal Reserve Bank of New York) or of any other dealer whose credit has been established to the satisfaction of the Board of Directors. There is no percentage restriction on the proportion of the Company's assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as the Company, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor's money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. The Company requires the continual maintenance by its custodian or the correspondent in its account with the Federal Reserve/Treasury Book Entry System of underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation, the Company might suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. A seller's bankruptcy could delay or prevent a sale of the underlying securities.

LEVERAGE

     For the purpose of making investments and to take advantage of favorable interest rates, the Company has issued, and intends to continue to issue, senior debt securities and other evidences of indebtedness, up to the maximum amount permitted by the 1940 Act, which currently permits the Company, as a BDC, to issue senior debt securities and preferred stock (collectively, 'Senior Securities') in amounts such that the Company's asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of Senior Securities. Such indebtedness may also be incurred for the purpose of effecting share repurchases. As a result, the Company is exposed to the risks of leverage. Although the Company has no current intention to do so, it has retained the right to issue preferred stock. As permitted by the 1940 Act, the Company may, in addition, borrow amounts up to five percent (5%) of its total assets for temporary purposes.

INVESTMENT OBJECTIVES AND POLICIES

     The Company's investment objectives are to achieve a high level of current income from the collection of interest and advisory fees, as well as long-term growth in its stockholders' equity through the appreciation in value of the Company's equity interests in the portfolio companies in which it invests. The following restrictions, along with these investment objectives, are the Company's only fundamental policies--that is, policies which may not be changed without the approval of the holders of the majority, as defined in the 1940 Act, of the Company's outstanding voting securities. The percentage restrictions set forth below other than the restriction pertaining to the issuance of Senior Securities, as well as those contained elsewhere in this Prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by the Company will not require the Company to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

     The Company will at all times conduct its business so as to retain its status as a BDC. In order to retain that status, the Company may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a BDC) if after giving effect to such acquisition the value of its 'Qualifying Assets' amounts to less than 70% of the value of its total assets. For a summary definition of 'Qualifying Assets,' see

'Regulation.' The Company believes that the securities it proposes to acquire (provided that the Company controls, or through its officers or other participants in the financing transaction, makes significant managerial assistance available to the issuers of these securities), as well as Temporary Investments, will generally be Qualifying Assets. Securities of public companies, on the other hand, are generally not Qualifying Assets unless they were acquired in a distribution, in exchange for or upon the exercise of a right relating to securities that were Qualifying Assets.


     The Company may invest up to 100% of its assets in securities acquired directly from issuers in privately-negotiated transactions. With respect to such securities, the Company may, for the purpose of public resale, be deemed an 'underwriter' as that term is defined in the 1933 Act. The Company may invest up to 50% of its assets to acquire securities of issuers for the purpose of acquiring control (up to 100% of the voting securities) of such issuers. The Company will not concentrate its investments in any particular industry or group of industries. Therefore, the Company will not acquire any securities (except upon the exercise of a right related to previously acquired securities) if, as a result, 25% or more of the value of its total assets (including assets held by ACFS) consists of securities of companies in the same industry.


     The Company may issue Senior Securities to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary or emergency purposes. A business development company may issue Senior Securities up to an amount so that the asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of Senior Securities.


     The Company will not (a) act as an underwriter of securities of other issuers (except to the extent that it may be deemed an 'underwriter' of securities purchased by it that must be registered under the 1933 Act before they may be offered or sold to the public); (b) purchase or sell real estate or interests in real estate or real estate investment trusts (except that the Company may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments and may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate); (c) sell securities short; (d) purchase securities on margin (except to the extent that it may purchase securities with borrowed money); (e) write or buy put or call options (except to the extent of warrants or conversion privileges in connection with its acquisition financing or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances); (f) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations); or (g) acquire more than 3% of the voting stock of, or invest more than 5% of its total assets in any securities issued by, any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets. (At the annual meeting of stockholders of the Company to be held on May 3, 2000, the stockholders will consider on amendment to clause (a) of the preceding sentence so as to permit the Company to act as an underwriter of securities of portfolio companies in connection with purchases of such securities by the Company's stockholders.) With regard to that portion of the Company's investments in securities issued by other investment companies it should be noted that such investments may subject the Company's stockholders to additional expenses.


INVESTMENT ADVISOR

     The Company has no investment advisor and is internally managed by its executive officers under the supervision of the Board of Directors.

                              PORTFOLIO COMPANIES


     The following table sets forth certain information as of December 31, 1999, regarding each portfolio company in which the Company currently has a debt or equity investment. All such debt and equity investments have been made in accordance with the Company's investment policies and procedures.

                                                                                   % OF CLASS       COST OR           VALUE OF
                                                                                  OWNED ON A        INITIAL          INVESTMENT
      NAME AND ADDRESS OF             NATURE OF                                      FULLY          VALUE OF            AS OF
       PORTFOLIO COMPANY               BUSINESS            TYPE OF SECURITY     DILUTED BASIS(1)   INVESTMENT   DECEMBER 31, 1999(2)
--------------------------------   ----------------    -----------------------  ----------------   ----------   --------------------
A.H. Harris & Sons, Inc.........   Contruction         Subordinated Debt......         --           $ 4,733           $ 4,733
 321 Ellis Street                  Material            Common Stock Warrants..        3.5%              267               267
 New Britain, CT  06050            Distribution
ACS Equities, L.P...............   Investment          LP Interest............         90%            3,655                --
 2 Bethesda Metro Ctr.             Partnership
 Bethesda, MD 20814
Aeriform Corporation............   Packaged            Subordinated Debt......         --             7,774             7,774
 8350 Mosley                       Industrial
 Houston, TX 77068                 Gases
AUXI Health, Inc. ..............   Home Health Care    Subordinated Debt......         --            10,136            10,136
 810 Crescent                                          Common Stock Warrants..         20%            2,599             1,856
 Center Drive
 Franklin, TN 37067
BIW Connector Systems, Inc. ....   Specialty           Senior Debt............         --             3,404             3,404
 500 Tesconi Circle                Connectors          Subordinated Debt......         --             6,829             6,829
 Santa Rosa, CA 95401                                  Member Interest                  8%              652               451
                                                       Warrants...............
Capital.com Inc.................   Business Finance    Common Stock...........         85%            1,492            72,500
 2 Bethesda Metro Center           Internet
 Bethesda, MD 20814                Portal
Caswell-Massey Holdings Corp....   Toiletries          Senior Debt............         --             2,000             2,000
 121 Fieldcrest Avenue                                 Subordinated Debt......         --             1,670             1,670
 Edison, NJ 08837                                      Common Stock Warrants..         24%              552               552
Centennial Broadcasting, LLC ...   Radio Stations      Subordinated Debt......         --            16,975            16,975
 3825 Forrestgate Drive
 Winston-Salem, NC 27103
Chance Coach, Inc. .............   Bus Manufacturer    Senior Debt............         --             1,071             1,071
 2811 North Ohio Street                                Subordinated Debt......         --             7,520             7,520
 Wichita, KS 67219                                     Convertible Preferred
                                                       Stock..................         20%            2,000             2,793
                                                       Common Stock Warrants..       43.2%            4,041             5,950
                                                       Common Stock...........       20.5%            1,896             2,793
Clear Communication Group Co....   Communications      Subordinated Debt......         --            10,348            10,348
 440 Interstate North Parkway      Networks            Common Stock Warrants..       11.5%            2,698             2,698
 Atlanta, GA 30339
Confluence Holdings Corp. ......   Kayak and Canoe     Subordinated Debt......         --             8,812             8,812
 3761 Old Glenola Road             Manufacturing       Common Stock Warrants..       18.0%            1,319             1,217
 Trinity, NC 27370                                     Common Stock...........        0.7%               45                17
Crosman Corporation ............   Small Arms          Subordinated Debt......         --             3,702             3,702
 Routes 5 & 20                     Manufacturing       Common Stock Warrants..        3.5%              330               330
 East Bloomfield, NY 14443
Cycle Gear, Inc. ...............   Motorcycle Parts    Senior Debt............         --               750               750
 303 43rd Street                   and Accessories     Subordinated Debt......         --             2,262             2,262
 Richmond, CA 94805                                    Common Stock Warrants..       27.6%              374               374
Decorative Surfaces ............   Decorative Paper    Subordinated Debt......         --             5,606             5,606
 International, Inc.               and Vinyl           Convertible
 1280 N. Grant Avenue              Manufacturing       Preferred Stock........        2.9%              728               728
 Columbus, OH 43201                                    Common Stock Warrants..       42.3%            4,571             4,394
Dixie Trucking Company, Inc.....   Overnight           Subordinated Debt......         --             4,064             4,064
 3606 N. Graham St.                Shorthaul           Common Stock Warrants..         32%              141               141
 Charlotte, NC 28206               Delivery
Electrolux, LLC ................   Consumer            Subordinated Debt......         --             7,849             7,849
 5956 Sherry Lane                  Appliances          Member Interest........        2.5%              246             1,144
 Dallas, TX 75225                  Manufacturing
Erie County Plastics Corp.......   Injection           Subordinated Debt......         --             8,858             8,858
 One Plastic Road                  Molded              Common Stock Warrants..          8%            1,170             1,170
 Corry, PA 16407                   Packaging
Euro-Caribe Packing ............   Meat Processing     Senior Debt............         --             6,276             6,276
 Company, Inc.                                         Subordinated Debt......         --             8,971             8,971
 PO Box 3146                                           Common Stock Warrants..       37.1%            1,110             1,046
 Zona Industrial Sabana Abajo
 Carolina (San Juan),
 PR 00984
IGI, Inc........................   Veterinary          Subordinated Debt......         --             5,037             5,037
 Wheat Rd. & Lincoln Avenue        Vaccines            Common Stock Warrants..       16.3%            2,003             2,587
 Buena, NJ 08310
The Inca Group..................   Manufacturing       Subordinated Debt......         --            11,177            11,177
 501 East Purnell                  of Rack Shelving    Common Stock Warrants..       66.5%            3,060             3,060
 Lewisville, TX 75067              and Steel Tubes     Common Stock...........       18.5%              850               850
JAG Industries, Inc. ...........   Diversified         Senior Debt............         --             1,200             1,200
 2201 Aisquith Street              Manufacturing       Subordinated Debt......         --             2,385             2,385
 Baltimore, MD 21218                                   Common Stock Warrants..       75.0%              505                --

                                                                                   % OF CLASS       COST OR           VALUE OF
                                                                                  OWNED ON A        INITIAL          INVESTMENT
      NAME AND ADDRESS OF             NATURE OF                                      FULLY          VALUE OF            AS OF
       PORTFOLIO COMPANY               BUSINESS            TYPE OF SECURITY     DILUTED BASIS(1)   INVESTMENT   DECEMBER 31, 1999(2)
--------------------------------   ----------------    -----------------------  ----------------   ----------   --------------------
The LA Studios, Inc. ...........   Audio Production    Subordinated Debt......         --             2,466             2,466
 3453 Cahuenga Blvd., West                             Common Stock Warrants..       17.0%              902               902
 Hollywood, CA 90068
Lion Brewery, Inc. .............   Malt Beverages      Subordinated Debt......         --             5,975             5,975
 700 N. Pennsylvania Ave.                              Common Stock Warrants..       54.0%              675             1,863
 Wilkes-Barre, PA 18705
MBT International, Inc..........   Musical             Senior Debt............         --             4,200             4,200
 620 Dobbin Road                   Instrument          Subordinated Debt......         --             6,439             6,439
 Charleston, SC 29414              Distributor         Preferred Stock........       53.1%            2,250             2,250
                                                       Common Stock Warrants..       30.6%            1,214             1,214
The New Piper Aircraft, Inc.....   Aircraft            Subordinated Debt......         --            18,023            18,023
 2926 Piper Drive                                      Common Stock Warrants..        4.0%            2,231             2,884
 Vero Beach, FL 32960
Parts Plus, Inc. ...............   Auto Parts          Subordinated Debt......         --             4,119             4,119
 1041 Glassboro Road Suite F1                          Preferred Stock........        1.9%              556               556
 Williamstown, NJ 08094            Distributor         Common Stock Warrants..        2.4%              333               333
Patriot Medical ................   Repair Services     Senior Debt............         --             3,250             3,250
 Technologies, Inc.                                    Subordinated Debt......         --             2,487             2,487
 210 Twenty-Fifth Avenue                               Preferred Stock........       16.9%            1,020             1,020
 Nashville, TN 37203                                   Common Stock Warrants..       14.9%              612               612
Starcom Holdings, Inc. .........   Electrical          Subordinated Debt......         --            18,929            18,929
 (f/k/a ConStar Holdings, Inc.)                        Common Stock Warrants..       17.5%            3,914             3,914
 661 Pleasant Street                                   Common Stock...........        2.8%              616               616
 Norwood, MA 02062
Transcore Holdings, Inc.........   Transportation      Subordinated Debt......         --             5,656             5,656
 7611 Derry Street                 Info. Mgt. Services Preferred Stock........        0.7%              306               306
 Harrisburg, PA 17111                                  Common Stock Warrants..        6.6%            1,694             1,694
Tube City Olympic of Ohio, Inc..   Mill Services       Senior Debt............         --             9,700             9,700
 12 Monongahela Avenue
 Glassport, PA 15045
Tube City, Inc..................   Mill Services       Subordinated Debt......         --             6,017             6,017
 12 Monongahela Avenue                                 Common Stock Warrants..      14.75%            2,523             2,523
 Glassport, PA 15045
Warner Power, LLC...............   Power Systems       Senior Debt............         --             4,610             4,610
 40 Depot Street                   and Electric        Subordinated Debt......         --             3,871             3,871
 Warner, NH 03278                  Ballasts            Member Interest
                                                       Warrants...............       53.1%            1,629             1,629

Westwind Holdings, Inc. ........   Restaurant          Subordinated Debt.......        --             2,984             2,984
 12555 High Bluff Drive                                Common Stock Warrants...       5.0%              350               244
 San Diego, CA 92130
Wrenchead.com...................   Internet-based      Common Stock...........        1.0%               --               104
 108 Corporate Drive               Auto Parts
 White Plains, NY 10604            Distributor


------------------
(1) Percentages shown for warrants and preferred stock held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(2) These valuations were determined by the Company's Board of Directors.

     The Company makes available significant managerial assistance to its portfolio companies by closely monitoring the operations of the companies, assisting in the hiring of additional senior management, if needed, being available for consultations with officers, developing the business plan and participating on the board of directors. As of December 31, 1999, the Company had board seats on 25 out of 33 businesses in its portfolio and had board observation rights on 4 of the remaining businesses. Additionally, ACFS has investment banking agreements with a limited number of portfolio companies.


     The following is a summary of additional information concerning certain portfolio companies in which the Company's investment in each such company represents more than 5% of the Company's assets. This information was provided to the Company by its respective portfolio companies. The Company has relied exclusively on the information provided by its portfolio companies in preparing this summary. For additional information relating to the value of the Company's investments in its portfolio companies, see the Company's consolidated financial statements as of December 31, 1999 appearing elsewhere in this Prospectus.


     Capital.Com. Capital.com primarily operates an Internet financial portal website designed for small and middle market business to learn about corporate finance and find sources of capital. Additionally, the website helps small and middle market businesses value their business, build financial models, develop financing memoranda, find professionals to assist in the financial process, and research financing terms, criteria and the availability of a variety of financing options. Capital.com also operates various services to advise and support users of the website. Capital.com is currently enhancing its website and adding capital and service providers to allow it to more fully meet its objective of servicing small and middle market businesses. Capital.com and its predecessor websites have generated $29 million of investment originations for the Company. Capital.com intends to initiate a marketing campaign during 2000 to begin to establish branding in its marketplace.

     The business of Capital.com was launched by the Company in July 1999 under the name of AmericanCapitalOnline.com. In December 1999, the website was renamed "Capital.com" and the assets related to the operation were conveyed to a new portfolio company. Contemporaneously with these events, an affiliate of First Union Corporation invested $15 million for 15% of the stock of Capital.com and the right to purchase an additional 5% for nominal consideration under certain circumstances, depending on future valuations of the business. The Company owns the remaining outstanding stock of Capital.com.

     Capital.com's business is in the developmental stages and it operates in a dynamic and rapidly evolving competitive environment. It has not yet generated material revenues. It competes against traditional capital and business service providers, such as investment banking and financing advisory firms, as well as emerging Internet capital and business service providers. As is typical of many Internet-based businesses, there are relatively few technological, financial or legal barriers to entry in Capital.com's business and it can be expected that competition will remain vigorous and diverse.

     Malon Wilkus, Adam Blumenthal and John Erickson, the Chairman, President and Chief Financial Officer, respectively, of the Company have similar positions with and serve as members of the Board of Directors of Capital.com. Capital.com employs Mark Opel as Chief Operating Officer. In addition, the Company and Capital.com are parties to a services agreement whereby the Company provides certain administrative, logistical and related services to Capital.com.

     The New Piper Aircraft, Inc. The New Piper Aircraft, Inc. ('Piper') is a manufacturer of piston-powered light general aviation aircraft, offering eight different models of aircraft. Piper sells these aircraft through a network of over 40 domestic and international distributors. Piper's aircraft are small, generally from four to six seats, marketed to flight schools, commercial flight training centers and individual owner/operators. The introduction of new aircraft and significant enhancements to existing aircraft have historically been the most important factors in maintaining and increasing Piper's revenues. Piper is currently developing a new turbo-prop aircraft, called the 'Malibu Meridian,' that is scheduled to be delivered to customers during the third quarter of 2000 and will be the next step up in its product line. As of December 1999, Piper received approximately one hundred and ten non-refundable deposits from customers awaiting delivery of the Malibu Meridian.


     Piper is one of the three principal U.S. manufacturers of piston-powered general aviation aircraft. Piper's principal competitors are Cessna and Raytheon/Beechcraft, both of whom make piston as well as jet powered aircraft. Of the three, only Piper is not part of a larger conglomerate. Piper has the largest share of the piston market revenues, although Cessna has a larger share of the actual deliveries. Piper's lead in piston market revenue is partially attributable to a broader product line than both of its principal competitors. Piper must also compete for sales of new aircraft against used aircraft in the resale market. Piper holds various FAA Type Certificates on the design and manufacture of its aircraft.

     In the 1980's, product liability lawsuits created a crisis in the general aviation sector and led to a sharp decline in sales across the industry. An oversupply of high quality, used aircraft and escalating product liability awards led to structural changes in the aircraft industry. In July 1991, Piper Aircraft Corp. ('Old Piper') declared bankruptcy as a result of these conditions and, in 1995 Piper was formed upon the purchase of certain assets of Old Piper. Tort reform and the fact that the average age of used aircraft is 30 years has led to a mild resurgence in this industry, but it is not expected that overall deliveries for the industry will reach the historical highs of the late 1970's. In 1994, Congress passed the General Aviation Revitalization Act that limited general aviation aircraft manufacturers' liability. Consequently, this legislation reduced the Piper's pool of potential liability.

     Piper has an experienced management team, led by Chuck Suma, president and chief executive officer, who has 23 years of experience in the industry. The Company has observation rights to attend and participate in Piper's board meetings.

     Starcom Holdings, Inc. Starcom Holdings, Inc. ('Starcom'), through its wholly-owned subsidiaries, is a provider of design, integration and installation services of commercial electrical, telecommunications and computer networking systems. Starcom is one of the leading providers of customer premise electrical systems in the eastern United States and offers services primarily on a negotiated and 'design and build' basis whereby Starcom is responsible for the design, engineering, project management and installation of a customized electrical system for its customers. Starcom also provides network design, installation and consulting services related to telecommunication, local and wide area networks and other connectivity systems.

     Competition in the markets in which Starcom competes is highly fragmented. Starcom's design and build capability gives it a competitive advantage over many firms in the industry. Starcom's competitors include Mass. Electric Construction, Williams Communications Group, IPC Information Systems, Amerilink Corporation, ICG Fiber Optic Technologies, Inc., and Henkels and McCoy, Inc. Starcom may not be able to hire enough field services and technical personnel to support its projected growth in tight labor markets. In addition, in a recession, commercial building activity is expected to decline. This may have a material adverse effect on Starcom's business.

     Starcom's chief executive officer, Stephen Bisson, has over 30 years of experience in the electrical services business. John Freal, a principal of the Company, is a member of the Board of Directors of Starcom.

     Centennial Broadcasting, LLC. Centennial Broadcasting, LLC ('Centennial') is the owner and operator of seven radio stations, three in Las Vegas, three in New Orleans and one in Vero Beach, Florida. New Orleans and Las Vegas are among the 50 largest radio advertising markets in the United States. The primary assets of Centennial are the seven broadcast licenses owned by a wholly-owned subsidiary. Centennial's programming decisions are aimed at narrowly defined niches of the listening audience, with a strong preference towards targeting listeners between the ages of 25 and 54, considered to be a desirable listener group for advertisers. In an attempt to capture a larger share of these listeners, Centennial has instituted format modifications that include adding a younger listening base and increasing its sales efforts with advertisers.

     The radio broadcasting industry is competitive within Centennial's markets. Centennial competes with other national radio broadcasters including, but not limited to, Clear Channel Communications, Infinity Broadcasting and Sinclair Broadcasting. Centennial's stations compete with numerous other stations in each of its markets. It is possible that external market factors and increased competition could reduce Centennial's market share in any of their local markets. In addition, the format modifications instituted by Centennial at any time may not be successful. Failure to compete effectively in any of their markets could have a material adverse effect on Centennial's results of operations.

     The president and chief executive officer of Centennial is Allen Shaw, who has nearly 30 years of experience in the radio broadcasting industry. The Company has the right to designate an observer on Centennial's board of managers.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Company's outstanding Common Stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities (including the liquidation preferences of the Company's preferred stock) by the total number of shares of Common Stock outstanding at the date as of which the determination is made.

     In calculating the value of the Company's total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by the Board of Directors. All other investments are valued at fair market value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value loans and non- convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, the Board of Directors will determine fair market value on the basis of collateral, the issuer's ability to make payments, its earnings and other pertinent factors.

     A substantial portion of the Company's assets consist of securities carried at fair market values determined by its Board of Directors. Determination of fair market values involves subjective judgment not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to the consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations on the financial statements.

                                   MANAGEMENT

     The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors has nine members, five of whom are not 'interested persons' of the Company as defined in Section 2(a)(19) of the 1940 Act (the 'Independent Directors'). The Board of Directors elects the Company's officers who serve at the pleasure of the Board of Directors.

     Pursuant to the terms of the Company's Second Amended and Restated Certificate of Incorporation, the directors are divided into three classes. One class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2000, a second class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2001 and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2002. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Messrs. Wilkus, Harper and Walko have terms expiring in 2000, Messrs. Gladstone, Allbritton and Puryear have terms expiring in 2001 and Messrs. Blumenthal, Hahl and Lundine have terms expiring in 2002. At each annual meeting of the stockholders of the Company, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

EXECUTIVE OFFICERS AND DIRECTORS


     The persons that are executive officers ("Executive Officers") and directors of the Company and their positions are set forth below:

NAME(1)                                   AGE   POSITION
---------------------------------------   ---   ------------------------------------------------------------------
EXECUTIVE OFFICERS AND DIRECTORS:
     Malon Wilkus (1986)...............   48    Chief Executive Officer and Chairman of the Board of Directors(2)
     David Gladstone (1997)............   57    Vice Chairman of the Board of Directors(2)
     Adam Blumenthal (1993)............   38    President, Chief Operating Officer, Secretary and Director(2)

EXECUTIVE OFFICERS:
     John Erickson.....................   40    Vice President and Chief Financial Officer
     Stephen L. Hester.................   63    Vice President
     Roland Cline......................   52    Vice President

DIRECTORS:
     Robert L. Allbritton (1997).......   31    Director
     Neil M. Hahl (1997)...............   51    Director
     Philip R. Harper (1997)...........   56    Director
     Stan Lundine (1997)...............   61    Director
     Alvin N. Puryear (1998)...........   62    Director
     Stephen P. Walko (1997)...........   49    Director(2)


------------------
(1) For directors, year first elected as director is shown.

(2) Interested Person as defined in Section 2(a)(19) of the 1940 Act. Messrs. Blumenthal, Gladstone and Wilkus are Interested Persons because they are employees and officers of the Company. Mr. Walko is an Interested Person because he is an officer and employee of Decorative Surfaces International, Inc., a company under 'control,' as defined in Section 2(a)(9) of the 1940 Act, of the Company.

     Malon Wilkus. Mr. Wilkus founded the Company in 1986 and has served as the Company's Chief Executive Officer since that time. From 1986 to 1999, he was also President. Mr. Wilkus served as Vice Chairman of the Board of Directors of the Company from 1997 to 1998 and has served as Chairman of the Board of Directors since 1998. Mr. Wilkus is Chairman of Capital.com, Inc., an internet financial services company. Mr. Wilkus is past Chairman and a current Director of the National Center for Employee Ownership. Mr. Wilkus is a member of the Board of Governors of the ESOP Association. He has previously served on the boards of directors of ten employee-owned corporations.

     David Gladstone. Mr. Gladstone has served as Vice Chairman of the Board of the Company since 1998 and as Chairman from 1997 to 1998. From 1974 to 1997, Mr. Gladstone held various positions, including Chairman and Chief Executive Officer, with Allied Capital Corporation, a specialty finance company, and certain of its predecessor companies. He is a trustee of Capital Automotive REIT, a real estate investment trust. From 1992 to 1997, Mr. Gladstone served as a Director and President and Chief Executive Officer of Business Mortgage Investors, a Real Estate Investment Trust. Mr. Gladstone served as a Director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He currently serves as a Trustee Emeritus of The George Washington University. Mr. Gladstone is a Member Emeritus of Capital Investor, a private fund backed by Information Technology professionals to make investments in start-up companies and is chairman of Coastal Berry Company, a large farming business. He also an advisor to the Women's Growth Fund, a venture capital fund that invests in women-owned businesses.

     Adam Blumenthal. Mr. Blumenthal has served as the Company's President and Chief Operating Officer since 1999. From 1995 to 1999, he was Executive Vice President and from 1990 to 1995, he was a Vice President of the Company. Mr. Blumenthal currently serves as a Director of Capital.com, Inc., and Mobile Tool International, Inc.

     John Erickson. Mr. Erickson has served as Vice President and Chief Financial Officer of the Company since 1998 and as Secretary since 1999. He is a member of the Board of Directors of Capital.com, Inc. From 1990 to 1996, he served as Chief Financial Officer of Storage USA, Inc., an operator of self-storage facilities. From 1996 to 1998, he served as President of Storage USA Franchise Corp., a subsidiary of Storage USA, Inc.

     Ronald H. Cline. Mr. Cline has been a Vice President of the Company since 1988.

     Stephen L. Hester. Mr. Hester has served as a Vice President of the Company since 1994. From 1994 to 1998, he was also General Counsel of the Company.

     Robert L. Allbritton. Mr. Allbritton has served as Director since 1992, as Executive Vice President from 1994 to 1998, and as President since 1998 of Allbritton Communications Company, an owner of nine television stations. Mr. Allbritton currently serves as Director of Riggs National Corporation (owner of Riggs Bank, N.A.), Riggs Bank Europe Limited, Perpetual Corporation (owner of Allbritton Communications Company and a cable programming company), and Allbritton Jacksonville, Inc. (owner of a television station). He is also a director or an officer of eight subsidiary companies of Perpetual Corporation or Albrittron Communications Company. Mr. Allbritton also serves as a trustee of The Albritton Foundation and Allbritton Art Institute.

     Neil M. Hahl.   Mr. Hahl has been President of The Weitling Group, a
business consulting firm, since 1996. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1996, Mr. Hahl served as Senior Vice President and CFO of Penn Central Corporation. Mr. Hahl is currently a Director of Buckeye Management Company, the general partner of Buckeye Partners, L.P.

     Philip R. Harper. Mr. Harper has served as Chairman, Chief Executive Officer and President, of US Investigations Services, Inc., a private investigations company, since 1996. From 1991 to 1995, Mr. Harper served a President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services-Western Business Unit. Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units.

     Stan Lundine.   Mr. Lundine has served as Of Counsel for the law firm of
Sotir and Goldman since 1995 and as Executive Director of the Foundation for Enterprise Development since 1997. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. Mr. Lundine is a Director of US Investigations Services, Inc. John Ullmun & Associates, Inc., and National Forge Company. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives.

     Alvin N. Puryear. Dr. Puryear is the Lawrence N. Field Professor of Entrepreneurship at Baruch College of the City University of New York and has been on the faculty there since 1970. He is a Director of the GreenPoint Bank, the GreenPoint Financial Corporation, the Bank of Tokyo- Mitsubishi Trust Company, the Presbyterian Church (U.S.A.) Investment and Loan Corporation, and the Interracial Council for Business Opportunity. Dr. Puryear is also a Trustee of the Pittsburgh Theological Seminary.

     Stephen P. Walko.   Mr. Walko has been President, Chief Executive
Officer and a Director of Decorative Surfaces International, Inc., a manufacturer of wall coverings and laminates, since 1998. From 1990 to 1998, he was President and a Director of Textileather Corporation, a manufacturer of vinyl. Mr. Walko is a Director of Bliss Salem Steel Corp. and Mobile Tool International, Inc.

                              EMPLOYMENT AGREEMENTS


     The Company has employment agreements with each of the Executive Officers. Each of the agreements, except Mr. Erickson's, provides for a five-year term. However, two years before expiration of each agreement, its term will be automatically renewed for an additional year, unless either party has given six months advance written notice that the automatic extensions are to cease. Mr. Erickson's agreement provides for a one year term that renews so that there is always one year remaining.


     The base salary under the employment agreements of Messrs. Gladstone, Wilkus and Hester is $150,000 per year. The base salary under the employment agreements of Messrs. Blumenthal and Cline is $135,000 and $132,500 per year, respectively, subject to certain geographic cost of living adjustments. Mr. Erickson's employment agreement provides for an annual base salary of $125,000. Mr. Hester's base salary is subject to adjustment for part-time employment status. The Board of Directors has the right to increase the base salary during the term and also, generally, to decrease it, but not below the original base salary, and has adjusted the base salaries of Messrs. Wilkus, Blumenthal, Erickson, and Cline to $220,000, $200,000, $175,000 and $155,000, respectively.
The employment agreements provide that the Executive Officers are entitled to participate in a performance based bonus program under which each will receive up to 200% of his base salary depending on the Company's performance against certain criteria to be established annually by the Compensation Committee of the Board of Directors. Each executive officer will be entitled to receive 5% of this bonus regardless of the Company's performance.

     Under each agreement, the Executive is contractually entitled to participate in the Company's Employee Option Plan, although the Company has now fulfilled its obligations with regard to the grant of options to each Executive Officer under the Employee Option Plan. If the Company should terminate an Executive Officer's employment by reason of the Executive Officer's disability, the Executive Officer would be entitled for two years to receive from the Company the difference between his base salary plus annual bonus and any long-term disability benefits. Additionally, the Executive Officer's unvested options that would have vested within one year of the disability termination would vest. Vested options would expire unless exercised within 18 months of the termination date. If the Company should terminate an Executive Officer's employment for any reason other than a disability or misconduct, the Executive Officer would be entitled to receive his base salary and bonus for two years (Mr. Erickson would receive a $60,000 severance payment), although each Executive Officer (other than Mr. Erickson) could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made if the Executive Officer (other than Mr. Erickson)resigned with good reason, which generally includes conduct by the

Company materially and adversely changing the executive's responsibilities and duties, a material breach by the Company of the employment agreement or a change in control of the Company. Mr. Gladstone's contract also defines good reason as determination by him of a material difference with the Board of Directors. Additionally, an Executive Officer's unvested stock options would generally vest if his employment were terminated for any reason other than a disability or misconduct or if he resigned with good reason.

     The employment agreements of Messrs. Blumenthal, Cline and Gladstone contain certain additional rights in the event of employment termination, other than as a result of death or the Executive Officer's misconduct, and if the Executive Officer either has a purchase note outstanding under an Option Exercise Agreement or, as described below, an unamortized premium payment under a Split Dollar Agreement. In such circumstances, at the election of the Executive Officer, the Executive Officer and the Company would enter into a supplemental employment agreement providing for continued employment with the Company for nominal consideration and with limited duties, which would be continued through the term of any such purchase note and Split Dollar Agreement.

     Under the employment agreements of each of the Executive Officers, if the Executive Officer dies, his estate will be entitled to receive the annual bonus in the year of death. Additionally, he will be considered to have vested on the date of death in those options that would vest within one year of the date of death, and would forfeit any unvested options. All such vested options would expire unless exercised within 18 months of the date of death.

     In the event that the Company should terminate an Executive Officer's employment as a result of the Executive Officer's misconduct or in the event that the Executive Officer voluntary terminates his employment for other than good reason, all unvested stock options would be forfeited and the Executive Officer would have no more than 90 days to exercise any unexercised options.

     Upon termination of employment, an Executive Officer would be subject to certain non-compete covenants. These covenants would generally apply for the longer of one year and the period the Executive Officer is receiving severance payments. However, as noted above, during periods when Executive Officers are receiving severance payments from the Company, they may terminate covenants prohibiting competition by foregoing such payments.


     Messrs. Blumenthal, Cline and Gladstone have also entered into "Split Dollar Agreements" entitling them to participate in a split dollar life insurance program. Under the program, the Company has paid or will pay the premium of a life insurance policy on the life of the Executive Officer, with the Executive Officer being deemed to receive income each year generally equal to a level amortization or the premium over a ten-year period. While the Executive Officer of his designee is the owner of the policy, the Company will retain an interest in the policy equal to the unamortized amount of the premium. Upon termination of employment, the Executive Officer will generally have an obligation to pay to the Company the unamortized premium amount. In addition, for so long as the Executive Officer remains an employee of the Company, the Company will purchase a term life insurance policy in the amount of the unamortized premium payment due on the split dollar policy. The total premiums paid or to be paid on the split dollar policies of Messrs. Blumenthal, Cline and Gladstone are $1,825,000, $504,000, and $481,575, respectively. As noted below, each of the Executive Officers has pledged the split dollar insurance policies and benefits payable thereunder as collateral for certain loans extended to them by the Company.

     The Company has entered into a series of loan transactions with each of the Executive Officers pertaining to the exercise of options under the Employee Option Plan. As of June 7, 1999, the Company entered into Option Exercise Agreements ("Option Exercise Agreements") with each of Messrs. Wilkus, Blumenthal, Cline and Erickson providing for such loans and pertaining to the exercise of options to purchase 117,428, 312,788, 181,032 and 25,000 shares of Common Stock, respectively. As of August 6, 1999, and November 9, 1998, the Company entered into Option Exercise Agreements with Messrs. Gladstone and Hester, respectively, pertaining to the exercise of options to purchase 608,782 and 20,000 shares of Common Stock, respectively.

     In each case, the Company lent to the Executive Officer the full option exercise price of $15.00 per share of Common Stock plus, in the case of individuals other than Mr. Hester, additional sums for the payment of taxes associated with the exercise of the options. The total amounts lent were $1,870,357.61 to Mr. Wilkus, $5,104,214.72 to Mr. Blumenthal, $2,944,711.90 to
Mr. Cline, $411,783.09 to Mr. Erickson, $9,466,232.91 to Mr. Gladstone and $300,000.00 to Mr. Hester. Each loan provides for the quarterly payment of interest with the full principal amount due at maturity, which is nine years from the date of each loan, except that the maturity of Mr. Gladstone's loan is three years from the date of the loan. The interest rate charged on each such loan was set at the Applicable Federal Rate for loans having a maturity of such loan as of the date of such loan. The interest rate charged on the loans to Messrs. Wilkus, Erickson, Cline and Blumenthal is 5.27% per annum. The interest rate on Mr. Gladstone's loan is 4.89% per annum and on Mr. Hester's loan is 4.56% per annum. Each loan is collateralized by a pledge of the shares of Common Stock purchased with the loan. In addition, the loans to Messrs. Blumenthal, Cline and Gladstone are secured by the pledge of certain split dollar life insurance policies described above. The Company has full recourse to each Executive Officer for all amounts due under his loan. As required by the 1940 Act, each loan must be fully collateralized and will be due 60 days following termination of the Executive Officer's employment with the Company.


COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors holds regular quarterly meetings and meets on other occasions when required by special circumstances. Certain directors also serve on the Board's principal standing committees. The committees, their primary functions, and memberships are as follows:

     Executive Committee. This Committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law. Members of the Executive Committee are Messrs. Wilkus, Gladstone and Blumenthal. All three members of the Executive Committee are 'interested persons' under the 1940 Act.

     Audit Committee. This committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit engagement, approves professional services provided by the independent auditors, reviews the independence of the independent auditors and reviews the adequacy of the Company's internal accounting controls. Members of the Audit Committee are Messrs. Allbritton, Hahl, Walko and Lundine.


     Compensation Committee. This committee has the responsibility for reviewing and approving the salaries, bonuses and other compensation and benefits of executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of management and administering the Employee Option Plan. Members of the Compensation Committee are Messrs. Hahl, Harper and Puryear.

                         DESCRIPTION OF THE SECURITIES

     The authorized capital stock of the Company consists of 70,000,000 shares of Common Stock, $0.01 par value per share and 5,000,000 shares of preferred stock, par value $0.01 per share (the 'Preferred Stock,' the Preferred Stock and the Common Stock are collectively referred to as the 'Capital Stock'). The following summary of the Company's Capital Stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, the Company's Second Amended and Restated Certificate of Incorporation, as amended. Reference is made to the Company's Second Amended and Restated Certificate of Incorporation, as amended, for a detailed description of the provisions summarized below.

     Common Stock. All shares of Common Stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Common Stock if and when declared by the Board of Directors of the Company out of funds legally available therefor. The holders of Common Stock have no preemptive, conversion or redemption rights and their interests therein are freely transferable. In the event of liquidation, dissolution or winding up of the Company, each share of Common Stock is entitled to share ratably in all assets of the Company that are legally available for distribution after payment of all debts and other liabilities and subject to any prior rights of holders of Preferred Stock, if any, then outstanding. Each share of Common Stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

     Preferred Stock. In addition to shares of Common Stock, the Company's Second Amended and Restated Certificate of Incorporation, as amended, authorizes the issuance of shares of Preferred Stock. The Board of Directors is authorized to provide for the issuance of Preferred Stock with such preferences, powers, rights and privileges as the Board deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to Common Stock, the Preferred Stock, together with all other Senior Securities, must not exceed an amount equal to 50% of the Company's total assets and (ii) the holders of shares of Preferred Stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the Preferred Stock are in arrears by two years or more. The Company has no present plans to issue any shares of Preferred Stock, but believes the availability of such stock will provide the Company with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this Prospectus, we will issue an appropriate Prospectus Supplement. You should read that Prospectus Supplement for a description of the Preferred Stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

     Warrants. In connection with the IPO, the Company sold to certain underwriters named in the underwriting agreement (the 'Underwriters') warrants (the 'Underwriters' Warrants') to purchase up to 442,751 shares of Common Stock, representing 4% of the shares of Common Stock outstanding after completion of the IPO, at a purchase price equal to the initial offering price per share. The Underwriters' Warrants were immediately exercisable and have a term of five years from the date of the IPO (the 'Warrant Exercise Term'). In December 1999, the Company repurchased Underwriters Warrants representing 393,675 shares of Common Stock from one of the Underwriters. The Company has also registered the shares of Common Stock underlying the Underwriters' Warrants. During the Warrant Exercise Term, the holders are given the opportunity to profit from a rise in market price of the shares of Common Stock. To the extent that the Underwriters' Warrants are exercised, dilution to the interests of the holders of the Common Stock will occur. In addition, the terms upon which the Company will be able to obtain additional equity capital may be adversely affected because the holders of the Underwriters' Warrants can be expected to exercise them at a time when the Company likely would be able to obtain any needed capital on terms more favorable to the Company than those provided in the Underwriters' Warrants.

     Debt Securities. The Company may issue debt securities that may be senior or subordinated in priority of payment. The Company will provide a Prospectus Supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

      CERTAIN PROVISIONS OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, AND THE SECOND AMENDED AND RESTATED BYLAWS

     Limitation on Liability of Directors. The Company has adopted provisions in its Second Amended and Restated Certificate of Incorporation, as amended, limiting the liability of directors and officers of the Company for monetary damages to the extent permitted under Delaware law. The effect of this provision in the Second Amended and Restated Certificate of Incorporation, as amended, is to eliminate the rights of the Company and its stockholders (through stockholders' derivative suits on behalf of the Company) to recover monetary damages against a director or officers for breach of the fiduciary duty of care as a director or officer except in certain limited situations. This provision does not limit or eliminate the rights of the Company or any stockholder to seek nonmonetary relief such as an injunction or rescission in the event of a breach of a director's or officer's duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

     Certain Anti-takeover Provisions. The Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws of the Company contain certain provisions that could make more difficult the acquisition of the Company by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the Board of Directors. The Company believes that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to the Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws.

     Classified Board of Directors. The Second Amended and Restated Certificate of Incorporation, as amended, provides for the Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the Board. A classified board may render more difficult a change in control of the Company or removal of incumbent management. The Company believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure continuity and stability of the Company's management and policies.

     Number of Directors; Removal; Filing Vacancies. The Second Amended and Restated Certificate of Incorporation, as amended, provides that the number of directors will be determined pursuant to the Bylaws. In addition, the Second Amended and Restated Bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of the Board of Directors then in office. The Second Amended and Restated Certificate of Incorporation, as amended, provides that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified. Accordingly, the Board of Directors could temporarily prevent any stockholder from enlarging the Board of Directors and filling the new directorships with such stockholder's own nominees.

      The Second Amended and Restated Certificate of Incorporation, as amended, also provides that, except as may be provided in a resolution or resolution designating any class or series of preferred stock, the directors may only be removed for cause by the affirmative vote of 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class.

     No Stockholder Action by Written Consent. The Second Amended and Restated Certificate of Incorporation, as amended, and the Second Amended and Restated Bylaws provide that stockholder action can be taken only at an annual or special meeting of Stockholders. They also prohibit stockholder action by written consent in lieu of a meeting. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

     Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. The Second Amended and Restated Bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of stockholders of the Company (the 'Stockholder Notice Procedure').

     The Stockholder Notice Procedure provides that (i) only persons who are nominated by, or at the direction of, the Board of Directors, or by a stockholder who has given timely written notice containing specified information to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company and (ii) at an annual meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the Federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by the Company not less than 60 days or more than 90 days prior to the first anniversary of the previous year's annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

     Amendment of Certificate of Incorporation and Bylaws. The Company's Second Amended and Restated Certificate of Incorporation, as amended, provides that the provisions therein relating to the classified Board of Directors, the number of directors, vacancies on the Board of Directors and removal of directors may be amended, altered, changed or repealed only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors voting together as a single class.

     The Company's Second Amended and Restated Certificate of Incorporation, as amended, also provides that the other provisions of such Certificate may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of the Board of Directors then in office and a majority of the voting power of all of the shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

     The Company's Second Amended and Restated Certificate of Incorporation, as amended, also provides that the Second Amended and Restated Bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of the Board of Directors then in office. Any action taken by the stockholders with respect to adopting, amending, altering, changing or repealing the Second Amended and Restated Bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of directors, voting together as a single class.

     These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in the Company's Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, such as those that provide for the classification of the Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the Second Amended and Restated Certificate of Incorporation or Second Amended and Restated Bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

                                   REGULATION

     The Company is a closed-end, non-diversified, management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act and, as such, is subject to regulation under that Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than 'interested persons,' as defined in the 1940 Act. In addition, the 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company unless so authorized by the vote of a majority, as defined in the 1940 Act, of its outstanding voting securities.

     The Company is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares of Common Stock if its asset coverage, as defined in the 1940 Act, is at least

200% immediately after each such issuance. In addition, while Senior Securities are outstanding, provision must be made to prohibit any distribution to stockholders or the repurchase of such securities or shares unless the Company meets the applicable asset coverage ratios at the time of the distribution or repurchase. The Company may also borrow amounts up to 5% of the value of its total assets for temporary purposes.

     Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act ('Qualifying Assets') unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company's total assets. The principal categories of Qualifying Assets relevant to the proposed business of the Company are the following:

     (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer which:

          (a) is organized under the laws of, and has its principal place of business in, the United States or any state;

          (b) is not an investment company other than a small business investment company wholly-owned by the business development company; and

          (c) does not have any class of securities with respect to which a broker or dealer may extend margin credit.

     (2) Securities of any eligible portfolio company which is controlled by the business development company.

     (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

     (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized (and have its principal place of business) in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

                               SHARE REPURCHASES


     Common stock of closed-end investment companies frequently trades at discounts from net asset value. The Company cannot predict whether its shares of Common Stock will trade above, at or below the net asset value thereof. The market price of our shares is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. The Board of Directors has authorized officers of the Company in their discretion, subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of the Company in the event that the shares trade at a discount to net asset value. There is no assurance that any such open market purchases will be made and such authorization may be terminated at any time. In addition, if at any time after September, 1999 the Company's shares publicly trade for a substantial period of time at a substantial discount from the Company's then current net asset value per share, the Company's Board of Directors will consider authorizing periodic repurchases of the Company's shares or other actions designed to eliminate the discount. The Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on the Company's status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on the Company's ability to borrow. No assurance can be given that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should any such repurchases be made in the future, it is expected that they would be made at prices at or below the current net asset value per share. Any such repurchase would cause the Company's total assets to decrease, which may have the effect of increasing the Company's expense ratio. The Company may borrow money to finance the repurchase of shares subject to the limitations described in this Prospectus. Any interest on such borrowing for this purpose will reduce the Company's net income. During 1998, in accordance with the regulations governing RICs, the Company repurchased 30,000 shares of its outstanding Common Stock. In 1999, the Company repurchased Underwriters Warrants for 393,675 shares of Common Stock.


                              PLAN OF DISTRIBUTION

     The Company may sell the Securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the Securities will be named in the applicable Prospectus Supplement.

     The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of Common Stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of the Company's Common Stock.

     In connection with the sale of the Securities, underwriters or agents may receive compensation from the Company or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Company and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Company will be described in the applicable Prospectus Supplement.

     Any Common Stock sold pursuant to a Prospectus Supplement will be listed on the Nasdaq National Market, or another exchange on which the Common Stock is traded.

     Under agreements into which the Company may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by the Company against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, the Company in the ordinary course of business.

     If so indicated in the applicable Prospectus Supplement, the Company will authorize underwriters or other persons acting as the Company's agents to solicit offers by certain institutions to purchase the Securities from the Company pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Company. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

     In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR


     The Company's securities are held under a custodian agreement by Riggs Bank, N.A. The address of the custodian is 808 17th St. NW, Washington, D.C. 20004. The Company's assets are held under bank custodianship in compliance with the 1940 Act. State Street Bank and Trust Company acts as the Company's transfer and dividend paying agent and registrar. The principal business address of State Street Bank and Trust is c/o. EquiServe, L.P., 150 Royall Street, mail stop 45-02-62, Canton, MA 02021.


                                 LEGAL MATTERS

     The legality of the Securities offered hereby will be passed upon for the Company by Arnold & Porter, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the Prospectus Supplement.

                                    EXPERTS


     Ernst & Young LLP, independent auditors, have audited the Company's financial statements at December 31, 1999 and 1998, and for the years ended December 31, 1999 and 1998, the three months ended December 31, 1997, and the nine months ended September 30, 1997 and financial highlights for the years ended December 31, 1999 and 1998 and the three months ended December 31, 1997, as set forth in their report. The Company has included its financial statements and financial highlights in this Prospectus and elsewhere in the Registration Statement in reliance upon Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

                       TABLE OF CONTENTS OF STATEMENT OF
                             ADDITIONAL INFORMATION


                                                                                                            LOCATION
                                                                                          PAGE IN THE      OF RELATED
                                                                                           STATEMENT      DISCLOSURE IN
                                                                                         OF ADDITIONAL         THE
                                                                                          INFORMATION      PROSPECTUS
                                                                                         -------------    -------------
General Information and History.......................................................       SAI-1            1, 25
Investment Objective and Policies.....................................................       SAI-1             30
Management............................................................................       SAI-2             38
Compensation of Executive Officers and Directors......................................       SAI-2             41
Compensation of Directors.............................................................       SAI-3             41
Stock Option Awards...................................................................       SAI-4             --
Committees of the Board of Directors..................................................         --              43
Control Persons and Principal Holders of Securities...................................       SAI-4             --
Investment Advisory Services..........................................................       SAI-5             --
Safekeeping, Transfer and Dividend Paying Agent and Registrar.........................       SAI-5             49
Accounting Services...................................................................       SAI-5             49
Brokerage Allocation and Other Practices..............................................       SAI-6             --
Tax Status............................................................................       SAI-6             29

                       AMERICAN CAPITAL STRATEGIES, LTD.
                         INDEX TO FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS
  Report of Independent Auditors...........................................................................        F-2
  Balance Sheets as of December 31, 1999 and 1998..........................................................        F-3
  Schedules of Investments as of December 31, 1999 and 1998................................................        F-4
  Statements of Operations for the years ended December 31, 1999 and 1998, the three months ended December
     31, 1997, and the nine months ended September 30, 1997 ...............................................        F-7
  Statements of Shareholders' Equity for the years ended December 31, 1999 and 1998, the three months ended
     December 31, 1997, and the nine months ended September 30, 1997 ......................................        F-8
  Statements of Cash Flows for the years ended December 31, 1999 and 1998, the three months ended December
     31, 1997, and the nine months ended September 30, 1997 ...............................................        F-9
  Financial Highlights for the years ended December 31, 1999 and 1998 and the three months ended
     December 31, 1997.....................................................................................       F-10
  Notes to Financial Statements............................................................................       F-11

                         Report of Independent Auditors

Board of Directors
American Capital Strategies, Ltd.

We have audited the accompanying balance sheets of American Capital Strategies, Ltd., including the schedules of investments, as of December 31, 1999 and 1998, the related statements of operations, shareholders' equity and cash flows for the years ended December 31, 1999 and 1998, the three months ended December 31, 1997, and the nine months ended September 30, 1997, and the financial highlights for the years ended December 31, 1999 and 1998, and the three months ended December 31, 1997. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Capital Strategies, Ltd. at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years ended December 31, 1999 and 1998, the three months ended December 31, 1997, and the nine months ended September 30, 1997, and the financial highlights for the years ended December 31, 1999 and 1998, and the three months ended December 31, 1997, in conformity with accounting principles generally accepted in the United States.

                                             /s/ Ernst & Young LLP

McLean, Virginia
February 2, 2000

                        AMERICAN CAPITAL STRATEGIES, LTD.
                                 BALANCE SHEETS
                      (In thousands except per share data)

                                                                                      December 31,      December 31,
                                                                                           1999              1998
                                                                                      -------------     ---------
Assets

Cash and cash equivalents                                                            $        2,037    $         6,149
Investments at fair value (cost of $305,264 and $252,718, respectively)                     377,554            254,983
Investment in unconsolidated operating subsidiary                                             4,893              6,386
Due from unconsolidated operating subsidiary                                                  2,331                778
Interest receivable                                                                           2,417              1,561

Other                                                                                         6,140                162
                                                                                    ---------------    ---------------

Total assets                                                                        $       395,372    $       270,019
                                                                                    ===============    ===============


Liabilities and Shareholders' Equity

Notes payable                                                                        $           --    $        85,948
Revolving credit facility                                                                    78,545             30,000
Accrued dividends payable                                                                       547              1,222
Other                                                                                         4,535                126
                                                                                     --------------     --------------

Total liabilities                                                                            83,627            117,296

Shareholders' equity:

Undesignated preferred stock, $0.01 par value, 5,000 shares authorized,
  0 issued and outstanding                                                                       --                 --
Common stock, $.01 par value, 70,000 shares authorized, and 18,252 and
  11,081 issued and outstanding, respectively                                                   183                111
Capital in excess of par value                                                              255,922            145,245
Notes receivable from sale of common stock                                                  (23,052)              (300)
Undistributed (distributions in excess of) net realized earnings                              1,080               (116)
Unrealized appreciation of investments                                                       77,612              7,783
                                                                                    ---------------    ---------------

Total shareholders' equity                                                                  311,745            152,723
                                                                                    ---------------    ---------------

Total liabilities and shareholders' equity                                          $       395,372    $       270,019
                                                                                    ===============    ===============

See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                             SCHEDULE OF INVESTMENTS
                                December 31, 1999
                      (In thousands except per share data)

                                                                       Industry                         Cost       Fair Value
                                                                       --------                         ----       ----------
Senior Debt--9.53%
------------------
BIW Connector Systems, LLC                                             Manufacturing                   $   3,404     $  3,404
JAG Industries, Inc. (2)                                               Manufacturing                       1,200        1,200
Chance Coach, Inc. (2)                                                 Bus Manufacturer                    1,071        1,071
Cycle Gear, Inc.                                                       Motor Cycle Accessories               750          750
EuroCaribe Packing Company, Inc. (2)                                   Meat Processing                     6,276        6,276
Patriot Medical Technologies, Inc. (2)                                 Repair Services                     3,250        3,250
Tube City Olympic of Ohio, Inc.                                        Mill Services                       9,700        9,700
MBT International Inc. (2)                                             Musical Instrument Distributor      4,200        4,200
Caswell-Massey Holdings Corp.                                          Toiletries                          2,000        2,000
Warner Power, LLC                                                      Power Systems and Electric
                                                                         Ballasts                          4,610        4,610
                                                                                                       ---------     --------
     Subtotal                                                                                             36,461       36,461

Subordinated Debt--55.35%
-------------------------
BIW Connector Systems, LLC                                             Manufacturing                       6,829        6,829
Westwind Group Holdings, Inc.                                          Restaurant                          2,984        2,984
JAG Industries, Inc. (2)                                               Manufacturing                       2,385        2,385
Chance Coach, Inc. (2)                                                 Bus Manufacturer                    7,520        7,520
The L.A. Studios, Inc.                                                 Audio Production                    2,466        2,466
Decorative Surfaces International, Inc. (2)                            Decorative Paper & Vinyl Mfg.       5,606        5,606
New Piper Aircraft, Inc.                                               Aircraft Manufacturing             18,023       18,023
Electrolux, LLC                                                        Vacuum Cleaners                     7,849        7,849
Cycle Gear, Inc.                                                       Motor Cycle Accessories             2,262        2,262
Confluence Holdings Corp.                                              Canoes & Kayaks                     8,812        8,812
EuroCaribe Packing Company, Inc. (2)                                   Meat Processing                     8,971        8,971
Starcom Holdings, Inc.                                                 Electrical Contractor              18,929       18,929
Centennial Broadcasting, Inc.                                          Radio Stations                     16,975       16,975
Lion Brewery, Inc. (2)                                                 Malt Beverages                      5,975        5,975
Auxi-Health, Inc.                                                      Home Health Care                   10,136       10,136
Patriot Medical Technologies, Inc. (2)                                 Repair Services                     2,487        2,487
Tube City, Inc.                                                        Mill Services                       6,017        6,017
Erie County Plastics Corporation                                       Molded Plastic Manufacturing        8,858        8,858
Aeriform Corporation                                                   Packaged Industrial Gas             7,774        7,774
MBT International, Inc. (2)                                            Musical Instrument Distributor      6,439        6,439
Dixie Trucking Company, Inc. (2)                                       Overnight Shorthaul Delivery        4,064        4,064
Caswell-Massey Holdings Corp.                                          Toiletries                          1,670        1,670
Transcore Holdings, Inc.                                               Transportation Info. Mgmt.
                                                                         Services                          5,656        5,656
The Inca Group (2)                                                     Manufacturing                      11,177       11,177
Crosman Corporation                                                    Small Arms                          3,702        3,702
Parts Plus Group                                                       Auto Parts Distributor              4,119        4,119
IGI, Inc.                                                              Veterinary vaccines                 5,037        5,037
Clear Communications Group                                             Communications Networks            10,348       10,348
Warner Power, LLC                                                      Power Systems and Electric
                                                                         Ballasts                          3,871        3,871
A.H. Harris & Sons, Inc.                                               Construction Material
                                                                         Distribution                      4,733        4,733
                                                                                                       ---------     --------
     Subtotal                                                                                            211,674      211,674

Convertible Preferred Stock--2.00%
----------------------------------
Chance Coach, Inc. (2) 12% dividend convertible into 20% of Co.        Bus Manufacturer                    2,000        2,793
Decorative Surfaces International, Inc. (2) prime rate plus 4%
     dividend convertible into 2.9% of Co.                             Decorative Paper & Vinyl Mfg.         728          728
Patriot Medical Technologies, Inc. (2) 8% dividend convertible into    Repair Services                     1,020        1,020
     16.9% of Co.
MBT International, Inc. (1)(2) convertible into 53.1% of Co.           Musical Instrument Distribution     2,250        2,250
Transcore Holdings, Inc. (2) 8% dividend convertible into 0.7% of Co.  Transportation Service                306          306
Parts Plus Group (1) convertible into 1.9% of Co.                      Auto Parts Distributor                556          556
                                                                                                       ---------     --------
     Subtotal                                                                                              6,860        7,653

See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                      SCHEDULE OF INVESTMENTS -- CONTINUED
                                December 31, 1999
                      (In thousands except per share data)

                                                                       Industry                         Cost       Fair Value
                                                                       --------                         ----       ----------
Common Stock and Membership Interest Warrants(1)--11.48%
--------------------------------------------------------
BIW Connector Systems, LLC 8% of LLC                                   Manufacturing                   $     652     $    451
Westwind Group Holdings, Inc. 5% of Co.                                Restaurant                            350          244
JAG Industries, Inc. (2) 75% of Co.                                    Manufacturing                         505           --
Chance Coach, Inc. (2) 43.2% of Co.                                    Bus Manufacturer                    4,041        5,950
The L.A. Studios, Inc. 17% of Co.                                      Audio Production                      902          902
Decorative Surfaces International, Inc. (2) 42.3% of Co.               Decorative Paper & Vinyl Mfg.       4,571        4,394
New Piper Aircraft, Inc. 4% of Co.                                     Aircraft Manufacturing              2,231        2,884
Cycle Gear, Inc. 27.6% of Co.                                          Motor Cycle Accessories               374          374
Confluence Holdings Corp. 18% of Co.                                   Canoes & Kayaks                     1,319        1,217
EuroCaribe Packing Company, Inc. (2) 37.1% of Co.                      Meat Processing                     1,110        1,046
Starcom Holdings, Inc. 17.5% of Co.                                    Electrical Contractor               3,914        3,914
Lion Brewery, Inc. (2) 54% of Co.                                      Malt Beverages                        675        1,863
Auxi Health, Inc. 20% of Co.                                           Home Health Care                    2,599        1,856
Patriot Medical Technologies, Inc. (2) 14.9% of Co.                    Repair Services                       612          612
Tube City, Inc. 14.75% of Co.                                          Mill Services                       2,523        2,523
Erie County Plastics Corporation 8% of Co.                             Molded Plastic Manufacturing        1,170        1,170
MBT International, Inc.  (2) 30.6% of Co.                              Musical Instrument
                                                                         Distributor                       1,214        1,214
Dixie Trucking Company, Inc. (2) 32% of Co.                            Overnight Shorthaul Delivery          141          141
Caswell-Massey Holdings Corp. 24% of Co.                               Toiletries                            552          552
Transcore Holdings, Inc. 6.6% of Co.                                   Transportation Info. Mgmt.
                                                                         Services                          1,694        1,694
The Inca Group (2)  66.5% of Co.                                       Manufacturing                       3,060        3,060
Crosman Corporation 3.5% of Co.                                        Small Arms                            330          330
Parts Plus Group 2.4% of Co.                                           Auto Parts Distributor                333          333
IGI, Inc. 16.7% of Co.                                                 Veterinary Vaccines                 2,003        2,587
Clear Communications Group 11.5% of Co.                                Communications Networks             2,698        2,698
Warner Power, LLC (2) 53.1% of LLC                                     Power Systems and Electric          1,629        1,629
A.H. Harris & Sons, Inc. 3.5% of Co.                                   Construction Material                 267          267
                                                                                                       ---------     --------
     Subtotal                                                                                             41,469       43,905

Common Stock and Membership Interests(1)--20.40%
------------------------------------------------
Chance Coach, Inc. (2) 20.5% of Co.                                    Bus Manufacturer                    1,896        2,793
Electrolux, LLC 2.5% of Co.                                            Vacuum Cleaners                       246        1,144
Confluence Holdings Corp. 0.7% of Co.                                  Canoes & Kayaks                        45           17
Starcom Holdings, Inc. 2.8% of Co.                                     Electrical Contractor                 616          616
The Inca Group  (2)  18.5% of Co.                                      Manufacturing                         850          850
Capital.com, Inc. (2) 85% of Co.                                       Internet-based Financial Portal     1,492       72,500
Wrenchead.com, Inc. 1% of Co.                                          Internet-based Auto Parts
                                                                         Distributor                          --          104
ACS Equities, LP (2) 90% of LP                                         Investment partnership              3,655           --
                                                                                                       ---------     --------
     Subtotal                                                                                              8,800       78,024

                                                                                                       ---------     --------
                                                                                                         305,264      377,717

Interest Rate Basis Swap Agreements--(0.04)%
--------------------------------------------
 No. of    Notional  Expiration  Receive
Contracts   Amount      Date       Rate    Pay Rate
---------   ------      ----       ----    --------
    4      $ 61,325    4/10/04   Floating  Floating                                                           --         (163)
                                                                                                       ---------     --------

                                                                       Total Investments                 305,264      377,554
                                                                                                       =========     ========

Investment in Unconsolidated Operating Subsidiary--1.28%
--------------------------------------------------------
American Capital Financial Services(1)(2)100% of Co.                   Investment Banking                    403        4,893
                                                                                                       ---------     --------
     Totals                                                                                            $ 305,667     $382,447
                                                                                                       =========     ========

(1) Non-income producing
(2) Affiliate

See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                      (In thousands except per share data)

                                                                         Industry                      Cost        Fair Value
                                                                         --------                      ----        ----------
Senior Debt--9.47%
------------------
Four S Baking Company (2)                                                Baking                    $       1,266   $       1,266
BIW Connector Systems, LLC                                               Manufacturing                     3,404           3,404
Chance Coach, Inc. (2)                                                   Bus Manufacturer                  1,286           1,286
JAG Industries, Inc. (2)                                                 Manufacturing                     1,200           1,200
Confluence Holdings Corp.                                                Canoes & Kayaks                   9,675           9,675
Cycle Gear, Inc.                                                         Motor Cycle Accessories             750             750
EuroCaribe Packing Company, Inc. (2)                                     Meat Processing                   7,181           7,181
                                                                                                   -------------   -------------
     Subtotal                                                                                             24,762          24,762

Subordinated Debt--41.37%
-------------------------
Four S Baking Company (2)                                                Baking                            1,588           1,588
BIW Connector Systems, LLC.                                              Manufacturing                     6,710           6,710
Westwind Group Holdings, Inc.                                            Restaurant                        2,932           2,932
JAG Industries, Inc. (2)                                                 Manufacturing                     2,335           2,335
Specialty Transportation Services, Inc. (2)                              Waste Hauler                      7,368           7,368
Chance Coach, Inc. (2)                                                   Bus Manufacturer                  7,060           7,060
The L.A. Studios, Inc.                                                   Audio Production                  2,393           2,393
Decorative Surfaces International, Inc. (2)                              Decorative Paper & Vinyl Mfg.    10,490          10,490
New Piper Aircraft, Inc.                                                 Aircraft Manufacturing           17,858          17,858
Electrolux, LLC                                                          Vacuum Cleaners                   7,264           7,264
Cycle Gear, Inc.                                                         Motor Cycle Accessories             633             633
Confluence Holdings Corp.                                                Canoes & Kayaks                   4,701           4,701
EuroCaribe Packing Company, Inc. (2)                                     Meat Processing                   8,905           8,905
Starcom Holdings, Inc.                                                   Electrical Contractor            12,839          12,839
Centennial Broadcasting, Inc.                                            Radio Stations                   15,040          15,040
                                                                                                   -------------   -------------
     Subtotal                                                                                            108,116         108,116

Convertible Preferred Stock--2.10%
----------------------------------
Four S Baking Company (2) 15% dividend convertible into                  Baking                            2,756           2,756
  10.89 of Co.                                                           Bus Manufacturer                  2,000           2,079
Chance Coach, Inc. (2) 12% dividend convertible into 20% of Co.          Decorative Paper & Vinyl Mfg.       646             646
Decorative Surfaces International, Inc. (2) prime rate                                             -------------   -------------
  plus 4% divided convertible into 2.9% of Co.

     Subtotal                                                                                              5,402           5,481

Common Stock and Membership Interests Warrants(1)--8.43%
--------------------------------------------------------
Four S Baking Company (2) 3.26% of Co.                                   Baking                              462             600
BIW Connector Systems, LLC 8% of LLC                                     Manufacturing                       652             540
Westwind Group Holdings, Inc. 5% of Co.                                  Restaurant                          350             421
JAG Industries, Inc. (2) 75% of Co.                                      Manufacturing                       505             465
Specialty Transportation Services, Inc. (2) Up to 39.1%                  Waste Hauler                        694             784
Chance Coach, Inc. (2) 43.7% of Co.                                      Bus Manufacturer                  4,041           4,543
The L.A. Studios, Inc. 17% of Co.                                        Audio Production                    902             857
Decorative Surfaces International, Inc. (2) 42.3% of Co.                 Decorative Paper & Vinyl Mfg.     4,571           5,596
New Piper Aircraft, Inc. 4% of Co.                                       Aircraft Manufacturing            2,231           2,231
Cycle Gear, Inc. 16.5% of Co.                                            Motor Cycle Accessories             374             374
Confluence Holdings Corp. 18% of Co.                                     Canoes & Kayaks                   1,319           1,319
EuroCaribe Packing Company, Inc. (2) 37% of Co.                          Meat Processing                   1,110           1,110
Starcom Holdings, Inc. 17.5% of Co.                                      Electrical Contractor             3,171           3,171
                                                                                                   -------------   -------------
     Subtotal                                                                                             20,382          22,011

Common Stock and Membership Interests(1)--1.78%
------------------------------------------------
Four-S Baking Company (2) 5.5% of Co.                                    Baking                              966           1,004
Specialty Transportation Services, Inc. (2) 9.1% of Co.                  Waste Hauler                        500             784
Chance Coach, Inc. (2) 18.3% of Co.                                      Bus Manufacturer                  1,896           2,131
Electrolux, LLC 2.5% of Co.                                              Vacuum Cleaners                     246             246
Starcom Holdings, Inc. 2.8%                                              Electrical Contractor               500             500
                                                                                                   -------------   -------------
     Subtotal                                                                                              4,108           4,665

     Subtotal--non-publicly traded securities--63.15%                                                    162,770         165,035

Government Securities--34.41%
-----------------------------
FHLB Discount Note due 1/4/99                                                                             89,948          89,948
                                                                                                   -------------   -------------
     Total Investments                                                                                   252,718         254,983

Investment in Unconsolidated Operating Subsidiary--2.44%
--------------------------------------------------------
American Capital Financial Services(1)(2)--100% of Co.                   Investment Banking                  403           6,386
                                                                                                   -------------   -------------
     Totals                                                                                        $     253,121   $     261,369
                                                                                                   =============   =============

(1) Non-income producing
(2) Affiliate

See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                            STATEMENTS OF OPERATIONS
                      (In thousands except per share data)

                                                           Year              Year        Three Months    ||    Nine Months
                                                          Ended             Ended            Ended       ||       Ended
                                                       December 31,      December 31,     December 31,   ||   September 30,
                                                           1999              1998             1997       ||        1997
                                                      -------------     -------------    -------------   ||   -------------
Operating income:                                                                                        ||
                                                                                                         ||
Interest and dividend income                          $      30,833     $      14,430    $       2,123   ||   $         553
Loan fees                                                     2,572             2,549              654   ||              --
Financial advisory and performance fees                          --              --                 --   ||           1,920
Other                                                                            --                 20   ||             428
                                                      -------------     -------------    -------------   ||   -------------
                                                                                                         ||
Total operating income                                       33,405            16,979            2,797   ||           2,901
                                                                                                         ||
Operating expenses:                                                                                      ||
                                                                                                         ||
Salaries and benefits                                         1,045               843              243   ||           1,221
General and administrative                                    1,490               809              308   ||           1,514
Interest                                                      4,716                57               --   ||              60
Other                                                            --                --               --   ||           (144)
                                                      -------------     -------------    -------------   ||   -------------
                                                                                                         ||
Total operating expenses                                      7,251             1,709              551   ||           2,651
                                                      -------------     -------------    -------------   ||   -------------
                                                                                                         ||
Operating income before equity in (loss) earnings                                                        ||
  of unconsolidated operating subsidiary                     26,154            15,270            2,246   ||             250
Equity in (loss) earnings of unconsolidated                                                              ||
  operating subsidiary                                       (1,493)             (482)              24   ||              --
                                                      -------------     -------------    -------------   ||   -------------
                                                                                                         ||
Net operating income                                         24,661                                      ||             250
Net realized gain on investments                              2,711                --               --   ||              --
Increase in unrealized appreciation of investments           69,829             2,127              167   ||           5,321
                                                      -------------     -------------    -------------   ||   -------------
                                                                                                         ||
Income before income taxes                                   97,201            16,915            2,437   ||           5,571
Provision for income taxes                                       --                --               --   ||           2,128
                                                      -------------     -------------    -------------   ||   -------------
                                                                                                         ||
Net increase in shareholders' equity resulting from                                                      ||
  operations                                          $      97,201     $      16,915    $       2,437   ||   $       3,443
                                                      =============     =============    =============   ||   =============
                                                                                                         ||
Net operating income per share:                                                                          ||
                              Basic                   $        1.79     $        1.34    $        0.21   ||
                              Diluted                 $        1.73     $        1.29    $        0.20   ||
                                                                                                         ||
Earnings per common share:                                                                               ||
                              Basic                   $        7.07     $        1.53    $        0.22   ||
                              Diluted                 $        6.80     $        1.48    $        0.21   ||
                                                                                                         ||
Weighted average shares of    Basic                          13,744            11,068           11,069   ||
Common stock outstanding      Diluted                        14,294            11,424           11,405   ||

See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, INC.
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                      (In thousands except per share data)

                                                                                                                  Notes
                                                  Unearned                           Capital in                 Receivable
                                     Preferred      ESOP          Common Stock       Excess of    Retained     From Sale of
                                       Stock       Shares      Shares      Amount    Par Value    Earnings     Common Stock
                                       -----       ------      ------      ------    ---------    --------     ------------
Balance at December 31, 1996        $      1,419  $   (117)          481  $       5  $      11   $   2,054             --

  Net increase in shareholders'
     equity resulting from                    --         --           --         --         --       3,443             --
     operations
  Contribution of common stock to
     ESOP                                     --         --            1         --          8          (8)            --
  Conversion of preferred stock to
     common stock                         (1,419)        --          205          2      1,417          --             --
  Issuance of common stock                    --         --       10,382        104    143,504          --             --
  ESOP shares earned                          --        117           --         --         --          --             --
                                    ------------  ---------  -----------  ---------  ---------   ---------    -----------

Balance at September 30, 1997       $         --  $      --       11,069  $     111  $ 144,940   $   5,489    $        --
                                    ============  =========  ===========  =========  =========   =========    ===========
===========================================================================================================================
  Effect of reorganization as a
    RIC                                       --         --           --         --         --      (5,489)            --
  Net increase in shareholders'
    equity resulting from
    operations                                --         --           --         --         --          --             --
  Distributions                               --         --           --         --         --          --             --
                                    ------------  ---------  -----------  ---------  ---------   ---------    -----------

Balance at December 31, 1997        $         --  $      --       11,069  $     111  $ 144,940   $      --    $        --
                                    ============  =========  ===========  =========  =========   =========    ===========

  Issuance of common stock under
    the 1997 Stock Option Plan                --         --           28         --        396          --             --
  Issue of common stock under the
    Dividend Reinvestment Plan                --         --            7         --        128          --             --
  Repurchase of outstanding shares            --         --          (23)        --       (219)         --             --
  Issuance of note receivable
    from sale of common stock                 --         --           --         --         --          --           (300)
  Net increase in shareholders'
    equity resulting from
    operations                                --         --           --         --         --          --             --
  Distributions                               --         --           --         --         --          --             --
                                    ------------  ---------  -----------  ---------  ---------   ---------    -----------

Balance at December 31, 1998        $         --  $      --       11,081  $     111  $ 145,245   $      --    $      (300)
                                    ============  =========  ===========  =========  =========   =========    ===========

  Issuance of common stock                    --         --        5,605         57     89,151          --             --
  Issuance of common stock under
    stock option plans                        --         --        1,520         15     22,832          --        (22,752)
  Issue of common stock under the
    Dividend Reinvestment Plan                --         --           36         --        693          --             --
  Re-purchase of common stock
    warrants                                  --         --           --         --     (2,165)         --             --
  Issuance of restricted shares               --         --           10         --        166          --             --
  Net increase in shareholders'
    equity resulting from
    operations                                --         --           --         --         --          --             --
  Distributions                               --         --           --         --         --          --             --
                                    ------------  ---------  -----------  ---------  ---------   ---------    -----------

Balance at December 31, 1999        $         --  $      --       18,252  $     183  $ 255,922   $      --    $   (23,052)
                                    ============  =========  ===========  =========  =========   =========    ===========


                                    Undistributed   Unrealized        Total
                                    Net Realized   Appreciation   Shareholders'
                                      Earnings    of Investments     Equity
                                      --------    --------------  -------------
Balance at December 31, 1996                --              --   $     3,372

  Net increase in shareholders'
     equity resulting from                  --              --         3,443
     operations
  Contribution of common stock to
     ESOP                                   --              --            --
  Conversion of preferred stock to
     common stock                           --              --            --
  Issuance of common stock                  --              --       143,608
  ESOP shares earned                                        --           117
                                    ----------    ------------   -----------

Balance at September 30, 1997       $       --    $         --   $   150,540
                                    ==========    ============   ===========
===============================================================================
  Effect of reorganization as a
    RIC                                     --           5,489            --
  Net increase in shareholders'
    equity resulting from
    operations                          2,269              167         2,436
  Distributions                        (2,324)              --        (2,324)
                                    ----------    ------------   -----------

Balance at December 31, 1997        $      (55)   $      5,656   $   150,652
                                    ==========    ============   ===========

  Issuance of common stock under
    the 1997 Stock Option Plan              --              --           396
  Issue of common stock under the
    Dividend Reinvestment Plan              --              --           128
  Repurchase of outstanding shares          --              --          (219)
  Issuance of note receivable
    from sale of common stock               --              --          (300)
  Net increase in shareholders'
    equity resulting from
    operations                          14,788           2,127        16,915)
  Distributions                        (14,849)             --       (14,849)
                                    ----------    ------------   -----------

Balance at December 31, 1998        $     (116)   $      7,783   $   152,723
                                    ==========    ============   ===========

  Issuance of common stock                  --              --        89,208
  Issuance of common stock under
    stock option plans                      --              --            95
  Issue of common stock under the
    Dividend Reinvestment Plan              --              --           693
  Re-purchase of common stock
    warrants                                --              --        (2,165)
  Issuance of restricted shares             --              --           166
  Net increase in shareholders'
    equity resulting from
    operations                          27,372          69,829        97,201
  Distributions                        (26,176)             --       (26,176)
                                    ----------    ------------   -----------

Balance at December 31, 1999        $    1,080    $     77,612   $   311,745
                                    ==========    ============   ===========

See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                            STATEMENTS OF CASH FLOWS
                      (In thousands except per share data)


                                                                                                    Three Months   ||   Nine Months
                                                                  Year Ended        Year Ended         Ended       ||      Ended
                                                                 December 31,      December 31,     December 31,   ||  September 30,
                                                                     1999              1998              1997      ||      1997
                                                                 ------------      ------------     ------------   ||  -------------
Operating activities                                                                                               ||
    Net increase in shareholders' equity resulting from                                                            ||
       operations                                                 $    97,201       $    16,915       $    2,437   ||  $      3,443
       Adjustments to reconcile net increase in                                                                    ||
          shareholders' equity resulting from operations                                                           ||
          to net cash provided by operating activities:                                                            ||
          Depreciation and amortization                                    --                --               --   ||            33
          Unrealized appreciation of investments                      (69,829)           (2,127)            (167)  ||        (5,321)
          Realized gain on investments                                 (2,711)               --               --   ||            --
          Net amortization of securities                                   --            (1,336)          (1,234)  ||          (337)
          Amortization of loan discounts                               (2,049)             (913)              --   ||            --
          Amortization of deferred finance costs                          854                --               --   ||             3
          Provision for deferred income taxes                              --                --               --   ||         2,102
          Contribution of stock to ESOP                                    --                --               --   ||           117
          Increase in interest receivable                                (856)             (917)            (207)  ||          (122)
          Provision for doubtful accounts                                  --                --               --   ||          (177)
          Increase in accrued payment-in-kind  dividends                                                           ||
            and interest                                               (3,038)             (478)              --   ||            --
          (Increase) decrease in due from unconsolidated                                                           ||
            subsidiary                                                 (1,553)               83             (526)  ||            --
          Decrease in accounts receivable                                  --                --               --   ||           486
          Decrease in income taxes receivable                              --                --               --   ||            24
          (Increase) decrease in other assets                          (3,065)              (71)              62   ||          (113)
          Increase (decrease) in other liabilities                      4,409                73             (328)  ||           128
          Loss (earnings) of unconsolidated operating                                                              ||
            subsidiary                                                  1,493               482              (24)  ||            --
                                                                  -----------       -----------       ----------   ||    ----------
                                                                                                                   ||
Net cash provided by operating activities                              20,856            11,711               13   ||           266
Investing activities                                                                                               ||
       Proceeds from sale or maturity of investments                   27,823           231,580           35,000   ||            60
       Principal repayments                                            30,731             1,719               93   ||            --
       Purchases of investments                                      (171,595)         (142,865)         (20,622)  ||          (483)
       Purchases of securities                                        (12,900)         (207,146)         (16,593)  ||      (129,896)
       Increase in other assets                                        (1,273)               --               --   ||            --
       Purchases of property and equipment, net of disposals               --                --               --   ||           (29)
                                                                  -----------       -----------       ----------   ||    ----------
                                                                                                                   ||
Net cash used in investing activities                                (127,214)         (116,712)          (2,122)  ||      (130,348)
Financing activities                                                                                               ||
       (Repayments of) proceeds from short term notes                                                              ||
          payable, net                                                 (5,000)           85,948               --   ||          (430)
       Drawings on revolving credit facilities, net                    48,545            30,000               --   ||            --
       Increase in deferred financing costs                            (2,427)              (37)              --   ||            --
       Decrease in due to related parties, net                             --                --               --   ||           (78)
       Repurchase of common stock                                          --              (219)              --   ||            --
       Issuance of common stock                                        89,451               224               --   ||       143,608
       Re-purchase of common stock warrants                            (2,165)               --               --   ||            --
       Distributions paid                                             (26,158)          (13,628)          (2,325)  ||            --
                                                                  -----------       -----------       ----------   ||    ----------
                                                                                                                   ||
Net cash provided by (used in) financing activities                   102,246           102,288           (2,325)  ||       143,100
                                                                  -----------       -----------       ----------   ||    ----------
                                                                                                                   ||
Net (decrease) increase in cash and cash equivalents                   (4,112)           (2,713)          (4,434)  ||        13,018
Cash and cash equivalents at beginning of period                        6,149             8,862           13,296   ||           323
                                                                  -----------       -----------       ----------   ||    ----------
                                                                                                                   ||
Cash and cash equivalents at end of period                        $     2,037       $     6,149       $    8,862   ||    $   13,341
                                                                  ===========       ===========       ==========   ||    ==========
                                                                                                                   ||
Non-cash financing activities:                                                                                     ||
------------------------------                                                                                     ||
       Issuance of common stock in conjunction with                                                                ||
         dividend reinvestment                                    $       693       $       128       $       --   ||    $       --
       Notes receivable issued in exchange for                                                                     ||
         common stock                                             $    22,752       $       300       $       --   ||    $       --
       Net repayment of notes payable                             $    80,948       $        --       $       --   ||    $       --


See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                              FINANCIAL HIGHLIGHTS
                      (In thousands except per share data)

                                                            Year Ended         Year Ended December      Three Months Ended
                                                        December 31, 1999           31, 1998            December 31, 1997
                                                        -----------------      -------------------      ------------------
Per Share Data (1)
Net asset value at beginning of the period                $          13.80        $          13.61      $             13.60
Net operating income                                                  1.79                    1.34                     0.21
Realized gain on investments                                          0.20                      --                       --
Increase in unrealized appreciation on investments                    5.08                    0.19                     0.01
                                                          ----------------       -----------------      -------------------

Net increase in shareholders' equity resulting from
  operations                                              $           7.07        $           1.53      $              0.22
Issuace of common stock                                               0.71                      --                       --
Dilutive effect of stock option loans                                (2.76)                     --                       --
Distribution of net investment income                                (1.74)                  (1.34)                   (0.21)
                                                          ----------------        ----------------     --------------------
Net asset value at end of period                          $          17.08        $          13.80      $             13.61
Per share market value at end of period                   $          22.75        $          17.25      $            18.125
Total return (2)                                                     41.97%                   2.57%                   22.23%
Shares outstanding at end of period                                 18,252                  11,081                   11,069

Ratio/Supplemental Data
Net assets at end of period                               $        311,745        $        152,723      $           150,652
Ratio of operating expenses to average net assets(3)                  3.81%                   1.13%                    1.46%
Ratio of net operating  income to average net assets(3)              12.94%                   9.74%                    6.03%







------------------
(1)      Basic per share data.
(2) Amounts were not annualized for the results of the three month period ended December 31, 1997.
(3) Amounts were annualized for the results of the three month period ended December 31, 1997.

See accompanying notes.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      (In thousands except per share data)



Note 1.  Organization

         American Capital Strategies, Ltd., a Delaware corporation (the "Company"), was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ("IPO") of 10,382 shares of common stock ("Common Stock"), and became a non-diversified closed end investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ("RIC") as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"). As contemplated by these transactions, the Company materially changed its business plan and format from structuring and arranging financing for buyout transactions on a fee for services basis to primarily being a lender to and investor in middle market companies. In addition to being a lender to and investor in middle market companies, in 1999 the Company launched Capital.com, an Internet financial portal (see Note 4). As a result of the changes, the Company is operating as a holding company whose predominant source of operating income has changed from financial performance and advisory fees to interest and dividends earned from investing the Company's assets in debt and equity of businesses. The Company's investment objectives are to achieve current income from the collection of interest and dividends, as well as long-term growth in its shareholders' equity through appreciation in value of the Company's equity interests.

         The Company continues to provide financial advisory services to businesses through American Capital Financial Services ("ACFS"), formerly ACS Capital Investments Corporation ("CIC"), a wholly-owned subsidiary. The Company is headquartered in Bethesda, Maryland, and has offices in New York, Boston, Pittsburgh, San Francisco, Chicago, and Dallas. The Company's reportable segments are its investing operations as a business development company and the financial advisory operations of its wholly-owned subsidiary, ACFS (see Note 5). The Company has no foreign operations.

Note 2.  Summary of Significant Accounting Policies

Basis of Presentation

         The accompanying financial statements have been prepared in accordance with generally accepted accounting principles and for periods commencing with the Company's election to be treated as a RIC, in accordance with Article 6 of Regulation S-X of the Code of Federal Regulations. For the nine months ended September 30, 1997, the financial statements are prepared on a consolidated basis with the accounts of ACFS, the Company's wholly owned subsidiary. All intercompany transactions and balances were eliminated. Effective October 1, 1997, pursuant to RIC accounting requirements, ACFS was deconsolidated, and, as a result, for the years ended December 31, 1999 and 1998 and the three months ended December 31, 1997 the Company accounted for its investment in ACFS under the equity method. In connection with this change, the Company contributed the following assets and liabilities to ACFS:

Investment in Erie Forge and Steel                            $2,736
Other assets                                                     791
Other liabilities                                                 69
Deferred tax liability                                         3,333


         As a result of these changes, the Company's statement of operations for the nine months ended September 30, 1997 ("pre-RIC") is not comparable with the statements of operations for periods commencing after October 1, 1997 ("post-RIC").

Valuation of Investments

         Investments are carried at fair value, as determined by the Board of Directors. Securities which are publicly traded are valued at the closing bid price on the valuation date. Debt and equity securities which are not publicly traded are valued at fair value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value non-convertible debt securities at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser valuation. In valuing convertible debt, equity or other securities, the Board of Directors determines the fair value based on the collateral, the issuer's ability to make payments, the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities and other pertinent factors. Due to the uncertainty inherent in the

                        AMERICAN CAPITAL STRATEGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      (In thousands except per share data)


valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material (see Note 4).

Cash and Cash Equivalents

         Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Interest and Dividend Income Recognition

         Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. Original issue discount is amortized into interest income using the effective interest method. Dividend income is recognized on the ex-dividend date.

Financial Advisory and Performance Fee Recognition

         Financial advisory fees represent amounts received for providing advice and analysis to middle market companies and are recognized as earned based on hours incurred. Financial performance fees represent amounts received for structuring, financing, and executing transactions and are generally payable only if the transaction closes and are recognized as earned when the transaction is completed. Financial advisory and performance fees are for services provided by ACFS.

Loan Fee and Loan Processing Fee Recognition

         The Company records loan fees as income on the closing date of the related loan. Loan processing fees are recorded by the Company's wholly owned subsidiary, ACFS, as income on the closing date of the related loan. Prepayment penalties are booked as revenue as they are received.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Investments

         Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the Board of Directors' valuation of the investments and the cost basis of the investments.

Distributions to Shareholders

         Distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

         The Company operates so as to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine "taxable income." The Company has distributed and currently intends to distribute sufficient dividends to eliminate taxable income. Therefore, the statement of operations contains no provision for income taxes for the years ended December 31, 1999 and 1998 and the three months ended December 31, 1997.

         During the pre-RIC periods, the Company operated under Subchapter C of the Internal Revenue Code and calculated its tax provision pursuant to Statement of Financial Accounting Standards No. 109. Deferred income taxes were determined based on the differences between financial reporting and tax basis of assets and liabilities.

Use of Estimates in Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. Actual results could differ from those estimates (see Note 4).

                        AMERICAN CAPITAL STRATEGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      (In thousands except per share data)


Property and Equipment

         Property and equipment are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets ranging from five to seven years.

Management Fees

         The Company is self-managed and therefore does not incur management fees payable to third parties.

Reclassifications

         Certain previously reported amounts have been reclassified to conform with the current financial statement presentation.

Recent Accounting Pronouncements

         In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 establishes accounting and reporting standards for derivative instruments. The statement requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This statement was to be effective for all fiscal quarters of fiscal years beginning after June 15, 1999. In June 1999, FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133," which extended the effective date of SFAS 133 to fiscal years beginning after June 15, 2000. Adoption of SFAS 133 is not expected to have a material impact on the Company's financial statements or disclosures.

Note 3.  Investments

         Investments consists primarily of securities issued by publicly and privately-held companies which have been valued at $377,554 as of December 31, 1999. These securities consist of senior debt, subordinated debt with equity warrants, convertible preferred stock and common stock. The debt securities have effective interest rates ranging from 9.75% to 28.26% and are payable in installments with final maturities from 5 to 10 years and are generally collateralized by assets of the borrower. The Company's investments in equity warrants and common stock do not produce current income. The net unrealized appreciation in investments for Federal income tax purposes is the same as for book purposes and none of the Company's investments are on non-accrual status.

Note 4.  Capital.com

         Capital.com, an Internet finance portal, was launched in July 1999 under the name of AmericanCapitalOnline.com. In December 1999, the assets of AmericanCapitalOnline.com were contributed to Capital.com, Inc., a newly formed entity, and the site was renamed Capital.com. The total cost of the assets contributed to Capital.com by the Company was $1,492. During December, 1999, a subsidiary of First Union Corporation ("First Union") invested $15,000 in Capital.com in exchange for a 15% common equity stake and warrants to acquire up to an additional 5% of the common equity at a nominal price. The warrants are exercisable based on a subsequent valuation of Capital.com in connection with a subsequent investment or offer to invest within a year of First Union's stock purchase. If the subsequent valuation results in a value of Capital.com of $100,000 or more, the warrants will be extinguished. If the subsequent valuation results in a value of Capital.com of $75,000 or less, all the warrants will be exercisable. If the subsequent valuation results in a value between $75,000 and $100,000, a pro-rata portion of the warrants will be exercisable.

         In considering the appropriate valuation of this investment at December 31, 1999, in addition to the value implied by First Union's investment for a 15% equity interest, management and the Board of Directors considered several factors including:

         o    The valuation of comparable public company entities;
         o    The very early development stage of Capital.com;
         o An estimated value for the warrants issued to First Union and the uncertainty of a subsequent valuation of Capital.com affecting the number of shares for which such warrants could be exercised.

         Based on all these factors and others that were considered, the Board of Directors valued the investment in Capital.com at $72,500 at December 31, 1999. This investment represents 18% of total assets and 23% of total shareholders' equity at December 31, 1999 and the change in unrealized appreciation represents 73% of the net increase in shareholders' equity resulting from operations for 1999. Realization of this valuation in subsequent periods is subject to a high degree of uncertainty including the ability of

                        AMERICAN CAPITAL STRATEGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      (In thousands except per share data)


Capital.com to attract and retain financial and service providers, develop and maintain a significant customer base that will support the on going investment and capital needs of the business, attract additional investors in the business, and develop and execute an exit strategy for investors. The outcome of these matters is highly uncertain. Inability to achieve these or other factors could negatively impact future valuations of Capital.com and such differences could be material.

Note 5.  Investment in Unconsolidated Operating Subsidiary

         As discussed in Note 2, ACFS is an operating subsidiary of the Company and is accounted for under the equity method effective October 1, 1997.

         Condensed financial information for ACFS is as follows:

                                                                             December 31, 1999             December 31, 1998
                                                                             -----------------             -----------------
Assets
     Investments in ACS Equities, LP and portfolio
       companies, at fair value (See Note 15)                                  $      10,365                  $    10,837
     Other assets, net                                                                 3,572                        1,359
                                                                               -------------                  -----------

Total assets                                                                   $      13,937                  $    12,196
                                                                               =============                  ===========

Liabilities and Shareholder's Equity
     Deferred income taxes                                                     $       2,007                  $     2,921
     Due to parent                                                                     2,331                          778
     Other liabilities                                                                 4,706                        2,111
     Shareholder's equity                                                              4,893                        6,386
                                                                               -------------                  -----------

Total liabilities and shareholder's equity                                     $      13,937                  $    12,196
                                                                               =============                  ===========

                                                       Year Ended              Year Ended              Three Months Ended
                                                   December 31, 1999        December 31, 1998           December 31, 1997
                                                   -----------------        -----------------           -----------------
Operating income                                     $       6,030             $       5,227                  $       532
Operating expense                                            9,114                     6,451                        1,084
                                                     -------------             -------------                  -----------
Net operating loss                                          (3,084)                   (1,224)                        (552)
Realized gain on investments                                   925                        --                           --
(Decrease) increase in unrealized
  appreciation of investments                                 (246)                      481                          605
Other                                                          912                       261                          (29)
                                                     -------------             -------------                  -----------

Net (loss) income                                    $      (1,493)            $        (482)                 $        24
                                                     ==============            =============                  ===========

Note 6.  Stock Option Plan

         The Company applies APB No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for its stock-based compensation plan. In accordance with SFAS 123, "Accounting for Stock-Based Compensation" (SFAS 123), the Company elected to continue to apply the provisions of APB 25 and provide pro forma disclosure of the Company's net operating income and net increase in shareholders' equity resulting from operations calculated as if compensation costs were computed in accordance with SFAS 123. The Company is providing this information for the post-RIC period as discussed in Notes 1 and 2 and from the time the 1997 Stock Option Plan (the 1997 Plan) was established by the Company. The 1997 Plan provided for the granting of options to purchase up to 1,328 shares of common stock at a price of not less than the fair market value of the common stock on the date of grant to employees of the Company. On May 14, 1998, the Company authorized 500 additional shares to be granted under the 1997 Plan. As of December 31, 1999, there are 16 shares available to be granted under the 1997 Plan.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      (In thousands except per share data)

         On November 6, 1997, the Board of Directors authorized the establishment of a stock option plan for the non-employee directors (the "Director Plan"). The Director Plan was approved by shareholders at the annual meeting held on May 14, 1998. The Company received approval of the plan from the Securities and Exchange Commission (SEC) on May 14, 1999. The Company has issued 15 options to each of the six non-employee directors for a total grant of 90 options. At December 31, 1999, there are 60 shares available for grant under the Director Plan.

         Options granted under the 1997 Plan may be either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options; options granted under the Director Plan are nonstatuatory stock options. Only employees of the Company and its subsidiaries are eligible to receive incentive stock options under the 1997 Plan. Options under both the 1997 Plan and the Director Plan generally vest over a three year period. Incentive stock options must have a per share exercise price of no less than the fair market value on the date of the grant. Nonstatutory stock options granted under the 1997 Plan and the Director Plan must have a per share exercise price of no less than the fair market value on the date of the grant. Options granted under both plans may be exercised for a period of no more than ten years from the date of grant.

                                                    Year Ended                   Year Ended             Three months ended
                                                 December 31, 1999           December 31, 1998           December 31, 1997
                                                 -----------------           -----------------           -----------------
Net operating income
    As reported                                    $      24,661                $      14,788              $       2,270
    Pro forma                                      $      22,643                $      13,609              $       2,030
Net increase in shareholders' equity
  resulting from operations
    As reported                                    $      97,201                $      16,915              $       2,437
    Pro forma                                      $      95,183                $      15,737              $       2,197

         The effects of applying SFAS 123 for providing pro forma disclosures are not likely to be representative of the effects on reported net operating income and net increase in shareholders' equity resulting from operations for future years.

         For options granted during the year ended December 31, 1999, the Company estimated a fair value per option on the date of grant of $6.12 using a Black-Scholes option pricing model and the following assumptions: dividend yield 7.7%, risk free interest rate 6.4%, expected volatility factor .32, and expected lives of the options of 7 years.

         For options granted during the year ended December 31, 1998, the Company estimated a fair value per option on the date of grant of $4.72 using a Black-Scholes option pricing model and the following assumptions: dividend yield 7.9%, risk free interest rate 5.1%, expected volatility factor .51, and expected lives of the options of 7 years.

         For options granted during the three months ended December 31, 1997, the Company estimated a fair value per option on the date of grant of $2.44 using a Black-Scholes option pricing model and the following assumptions; dividend yield 6.5%, risk free interest rate 6.5%, expected volatility factor
 .25, and expected lives of the options of 7 years.

         A summary of the status of the Company's stock option plans as of and for the years ended December 31, 1999 and 1998 is as follows:

                                                       Year Ended December 31,                   Year Ended December 31,
                                                                 1999                                      1998
                                                     ----------------------------              --------------------------------
                                                                      Weighted-Average                         Weighted-Average
                                                                          Exercise                                 Exercise
                                                       Shares              Price                 Shares             Price
                                                       ------              -----                 ------             -----
Options outstanding, beginning of year                   1,633           $   14.96                 1,297          $    15.00
Granted                                                    303           $   19.01                   692          $    18.42
Exercised                                               (1,520)          $   15.00                   (28)         $    15.00
Canceled                                                   (62)          $   17.76                  (328)         $    22.38
                                                    -----------           --------            ----------          ----------

Options outstanding, end of year                           354           $   17.60                 1,633          $    14.96
                                                    ==========           =========            ==========          ==========

Options exercisable at year end                            354                                     1,633

                        AMERICAN CAPITAL STRATEGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      (In thousands except per share data)


         The following table summarizes information about stock options outstanding at December 31, 1999:

                                             Options Outstanding                                Options Exercisable
                                             -------------------                                -------------------
                                                        Weighted-Average        Weighted                               Weighted
                                 Number Outstanding         Remaining           Average        Number Exercisable      Average
Range of Exercise Prices        at December 31, 1999    Contractual Life     Exercise Price   at December 31, 1999  Exercise Price
------------------------        --------------------    ----------------     --------------   --------------------  --------------
$15.00 to $17.00                             116           8.5 Years            $   15.00               116           $     15.00
$17.01 to $18.00                               5           9.7 Years            $   17.31                 5           $     17.31
$18.00 to $18.74                              85           8.4 Years            $   18.63                85           $     18.63
$18.74 to $19.05                             100           9.4 Years            $   18.75               100           $     18.75
$19.06 to $19.75                              48           9.4 Years            $   19.71                48           $     19.71
                                     -----------           ---------            ---------         ---------           -----------

$15.00 to $19.75                             354           8.9 Years            $   17.60               354           $     17.60
                                     ===========           =========            =========         =========           ===========

         During 1999, the Company issued 1,520 shares of common stock to employees of the Company, pursuant to option exercises, in exchange for notes receivable totaling $22,752. In 1998, the Company issued 20 shares of common stock to an officer of the Company in exchange for a note receivable in the amount of $300. These transactions were executed pursuant to the 1997 Stock Option Plan, which allows the Company to lend to its employees funds to pay for the exercise of stock options. All loans made under this arrangement are fully secured by the value of the common stock purchased. Certain of the loans are also secured by pledges of life insurance policies. Interest is charged and paid on such loans at the Applicable Federal Rate as defined in the Internal Revenue Code. See Note 15 for further discussion of the note receivable issued for common stock.

Note 7.  Borrowings

         On March 31, 1999, the Company closed a maximum $100,000 debt funding facility; this facility was increased to a $125,000 on June 17, 1999 and to $225,000 on December 10, 1999. In connection with the closing, the Company established ACS Funding Trust I (the "Trust"), an affiliated business trust and contributed or sold to the Trust approximately $157,000 in loans. The Company subsequently contributed an additional $100,000 in loans to the Trust. Subject to certain conditions precedent, the Company will remain servicer of the loans. Simultaneously with the initial contribution, the Trust entered into a loan agreement with First Union Capital Markets Corp., as deal agent, and certain other parties providing for loans in an amount up to 50% of the eligible loan balance subject to certain concentration limits. The term of the facility is two years and interest on borrowings had been charged at LIBOR (6.47% at December 31, 1999) plus 2.50%; the interest rate was decreased to LIBOR plus 1.50% on December 10, 1999. The full amount of principal is due at the end of the term and interest is payable monthly. The transfer of assets to the Trust and the related borrowings by the Trust have been treated as a financing arrangement by the Company under Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." As of December 31, 1999, the Company has $78,545 of borrowings outstanding under this facility.

         During December, 1998, the Company borrowed $5 million from a corporation. Interest was accrued and paid monthly at 7.75% and the principal of the note was repaid in March 1999.

         During December, 1998, the Company borrowed $80,948 secured by government agency securities with a fair value of $89,948. The interest rate on the Note was 4.25% and the note was fully repaid in January 1999.

         During November, 1998, the Company entered into a credit agreement with two banks under which the Company had the ability to borrow up to $30 million. Interest on borrowings was accrued and paid monthly at the prime rate (7.75% at December 31, 1998). At December 31, 1998, the outstanding balance was $30 million, and the balance was repaid in March in 1999. The credit facility was secured by the certain investments of the Company.

         During the years ended December 31, 1999 and 1998, and the nine months ended September 30, 1997 the cash paid for interest was approximately $4,385, $56, and $88, respectively. The weighted average interest rates,m including amortization of deferred finance costs, for the years ended December 31, 1999 and 1998 were 9.7% and 5.9%.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      (In thousands except per share data)


         Due to the short term of the borrowings, the fair value of the borrowings approximates cost.

Note 8.  Income Taxes

         The Company operates so as to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine taxable income. The Company has distributed and currently intends to distribute sufficient dividends to eliminate taxable income. Therefore, the statement of operations contains no provision for income taxes for the years ended December 31, 1999 and 1998, and the three months ended December 31, 1997.

         During the pre-RIC periods, the Company operated under Subchapter C of the Internal Revenue Code and calculated its tax provision pursuant to Statement of Financial Accounting Standards No. 109.

         The aggregate gross unrealized appreciation over the cost for Federal income tax purposes was $77,833, $2,310, and $7,414 as of December 31, 1999, 1998, and 1997, respectively. The net unrealized appreciation over cost was $72,305, 2,265 and 7,414, respectively, for the same periods. The aggregate cost of securities for Federal income tax purposes was $305,264, $252,718, and $132,870 as of December 31, 1999, 1998 and 1997, respectively.

         The Company obtained a ruling in April 1998 from the IRS which the Company had requested to clarify the tax consequences of the conversion from taxation under subchapter C to subchapter M in order for the Company to avoid incurring a tax liability associated with the unrealized appreciation of assets whose fair market value exceeded their basis immediately prior to conversion. Under the terms of the ruling the Company elected to be subject to rules similar to the rules of Section 1374 of the Internal Revenue Code with respect to any unrealized gain inherent in its assets, upon its conversion to RIC status (built-in gain). Generally, this treatment allows deferring recognition of the built-in gain. If the Company were to divest itself of any assets in which it had built-in gains prior to the end of a ten year recognition period, the Company would then be subject to tax on its built-in gain.

         During 1999, the Company paid federal income taxes of $309 on retained realized gains recorded during the tax year ended September 30, 1999. The payment was treated as a deemed distribution because taxes were paid on behalf of the Company's shareholders. As a result, the Company did not record income tax expense.

Note 9.  Commitments and Contingencies

         The Company has non-cancelable operating leases for office space and office equipment. The leases expire over the next seven years and contain provisions for certain annual rental escalations. Rent expense for operating leases for the years ended December 31, 1999 and 1998, the three months ended December 31, 1997, and the nine months ended September 30, 1997 was approximately $113, $60, $73, and $97, respectively.

         Future minimum lease payments under non-cancelable operating leases at December 31, 1999 were as follows:

         2000                                              $        798
         2001                                                       801
         2002                                                       773
         2003                                                       673
         2004 and thereafter                                      3,322
                                                           ------------
         Total                                                    6,367
                                                           ============

         In addition, at December 31, 1999, the Company had commitments under loan agreements to fund up to $16,683 to five portfolio companies. These commitments are composed of four working capital credit facilities and one acquisition credit facility. The commitments are subject to the borrowers meeting certain criteria. The terms of the borrowings subject to commitment are comparable to the terms of other debt securities in the Company's portfolio.

Note 10. Employee Stock Ownership Plan

         The Company maintains an ESOP, which includes all employees and is fully funded on a pro rata basis by the Company and its wholly owned subsidiary, ACFS. Contributions are made at the Company's discretion up to the lesser of $30 or 25% of annual compensation expense for each employee. Employees are not fully vested until completing five years of service. For the years ended

                        AMERICAN CAPITAL STRATEGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      (In thousands except per share data)

December 31, 1999 and 1998, the Company and ACFS contributed $88 and $97 to the ESOP, respectively, or 3% of total eligible employee compensation.

         The Company sponsors an employee stock ownership trust to act as the depository of employer contributions to the ESOP as well as to administer and manage the actual trust assets which are deposited into the ESOP.

Note 11. Capital Stock

         In July, 1997, all unearned ESOP shares became earned and were allocated to the ESOP accounts of the Company's employees. Pursuant to the Company's Class A preferred stock declaration, the Class A preferred stock held by the ESOP was converted into common stock on a one share to one share basis. The Company also contributed an additional 529 shares of common stock to the ESOP.

         In August 1997, the Company increased its authorized shares of unallocated preferred stock to 5,000 and increased its authorized shares of common stock to 20,000. During May, 1999, the authorized shares of common stock were increased to 70,000.

         On August 27, 1997, the Company declared a stock split effective August 29, 1997, effected in the form of a stock dividend pursuant to which each outstanding share of common stock was effectively converted into 29.859 shares. Outstanding shares and per share amounts for all periods presented have been restated to reflect this stock split.

         On August 29, 1997, the Company completed its IPO and sold 10,382 shares of its common stock at a price of $15.00 per share. Pursuant to the terms of the Company's agreement with the underwriter of the offering, the Company issued 443 common stock warrants ("Warrants") to the underwriter. The Warrants have a term of five years from the date of issuance and may be exercised at a price of $15.00 per share. During December, 1999, the Company repurchased 394 of these Warrants at a price of $5.50 per warrant.

         In 1998, in accordance with regulations governing RIC's, the Company notified shareholders of its intention to periodically repurchase its outstanding common stock. Following release of this notification, the Company repurchased 23 shares of it common stock at a weighted average price of $10.12 per share during 1998.

         In August 1999 the Company sold 5,605 shares of common stock in a follow-on equity offering. The net proceeds of the offering of approximately $90 million were used to repay outstanding borrowings under the debt funding facility and to fund investments.

         The Company declared dividends of $25,867, and $14,849, or $1.74 and $1.34 per share for the years ended December 31, 1999 and 1998; at December 31, 1999, $547 remained accrued and undistributed to shareholders. For the three months ended December 31, 1997, the Company distributed $2,324, or $0.21 per share, to its shareholders. For Federal income tax purposes, the distributions were 100% from ordinary income.

Note 12. Earnings Per Share

         The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31, 1999 and 1998, and the three months ended December 31, 1997. For all other periods, earnings per share is not presented since it is not considered meaningful due to the IPO and reorganization of the Company as a RIC.

                                                        Year Ended                Year Ended            Three Months Ended
                                                     December 31, 1999        December 31, 1998          December 31, 1997
                                                     -----------------        -----------------          -----------------
Numerator for basic and diluted earnings per
       share                                            $     97,201             $     16,915               $      2,437

Denominator for basic weighted average shares
                                                              13,744                   11,068                     11,069

Employee stock options                                           167                      269                        251
Contingently issuable shares                                     303                       --                         --
Warrants                                                          80                       87                         85
                                                        ------------             ------------               ------------
Dilutive potential shares                                        550                      356                        336
                                                        ------------             ------------               ------------
Denominator for diluted weighted average shares               14,294                   11,424                     11,405
                                                        ------------             ------------               ------------

Basic earnings per share                                $       7.07             $       1.53               $       0.22
Diluted earnings per share                              $       6.80             $       1.48               $       0.21

                        AMERICAN CAPITAL STRATEGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      (In thousands except per share data)


Note 13. Realized Gain on Investments

         During March, 1999, the Company sold its investment in Four-S Baking Company ("Four-S"). The Company's investment included senior debt, subordinated debt, preferred stock, common stock and common stock warrants. The Company received $7.2 million in total proceeds from the sale and recognized a net realized gain of $316. The realized gain was comprised of a $331 realization of unamortized loan discounts on the subordinated debt and a net loss of $15 on the common stock and warrants. In addition, the Company earned prepayment fees of $87 from the early repayment of the senior and subordinated debt. In conjunction with the sale, the Company also recorded $177 of unrealized depreciation to reverse previously recorded unrealized appreciation.

         During June, 1999, the Company received a prepayment of subordinated debt from Specialty Transportation Services, Inc. ("STS") in the amount of $7,500. In conjunction with the repayment, the Company received prepayment fees of $225 and recognized a realized gain of $551 from the realization of unamortized original issue discount. In October, 1999, the Company received a prepayment of the remaining balance of its subordinated debt investment in STS of $515, including prepayment penalties. In addition, STS repurchased from the Company the common stock and common stock purchase warrants owned by the Company for total consideration of $3,000. The Company recorded $1,844 of realized gains and reversed $1,806 of previously unrealized gains on the sale of the subordinated debt, common stock and common stock purchase warrants. In addition, STS paid a $1,000 fee to ACFS to cancel an investment banking contract between ACFS and STS.

Note 14. Interest Rate Risk Management

         The Company enters into interest rate swap agreements with financial institutions as part of its strategy to manage interest rate risks and to fulfill its obligation under the terms of its debt funding facility. The Company uses interest rate swap agreements for hedging and risk management only and not for speculative purposes. During the year ended December 31, 1999, the Company entered into four interest rate basis swap agreements with an aggregate notional amount of $61,325. Pursuant to these swap agreements, the Company pays a variable rate equal to the prime lending rate (8.75% at December 31, 1999) and receives a weighted average rate of the 30-day LIBOR (6.47% at December 31, 1999) plus 2.70%. The swaps have a remaining weighted average maturity of approximately four and one half years. At December 31, 1999, the fair value of the interest rate basis swap agreements represented a liability of $163.

Note 15. Related Party Transactions

         The Company has provided loans to employees for the exercise of options under the 1997 Stock Option Plan. The loans require the current payment of interest at the Applicable Federal Rate of interest in effect at the date of issue, have varying terms not exceeding nine years and have been recorded as a reduction of shareholders' equity. The loans are evidenced by full recourse notes that are due upon maturity or 60 days following termination of employment, and the shares of common stock purchased with the proceeds of the loan are posted as collateral. During the year ended December 31, 1999, the Company issued $24,025 in loans to 18 employees for the exercise of options and related taxes. The Company recognized interest income from these loans of $623 during the year ended December 31, 1999.

         In connection with the issuance of these notes, the Company entered into agreements to purchase split dollar life insurance for three executive officers. The aggregate cost of the split dollar life insurance of $2,811 is being amortized over a ten year period as long as each executive officer continues employment. During the period the loans are outstanding, the Company will have a collateral interest in the cash value and death benefit of these policies as additional security for the loans. Additionally, as long as the policy premium is not fully amortized, the Company will have a collateral interest in such items generally equal to the unamortized cost of the policies. In the event of an individual's termination of employment with the Company prior to the end of such ten year period, or, his election not to be bound by non compete agreements, such individual must reimburse the company the unamortized cost of his policy. For the year ended December 31, 1999, the Company recorded $67 of amortization expense.

                        AMERICAN CAPITAL STRATEGIES, LTD.
                          NOTES TO FINANCIAL STATEMENTS
                      (In thousands except per share data)


         During 1999, the Company formed ACS Equities, LP, along with ACFS. Upon formation, ACFS contributed all of its equity investments held as of September 30, 1999 at fair value; the Company contributed $50,000 of capital. The investments contributed by ACFS consisted of the following common stock investments:

                                            Fair Value at        Fair Value at
                                          September 30, 1999   December 31, 1999
                                          ------------------   -----------------
         Biddeford Textile Corporation       $      5,687        $      2,173
         Erie Forge & Steel, Inc.                   2,694               2,553
         Mobile Tool International, Inc.            1,984               1,984
                                             ------------        ------------
                                             $     10,365        $      6,710
                                             ============        ============

            Under the terms of the partnership agreement, the Company has guaranteed the fair value of the assets contributed by ACFS. The Company will share in 90% of the income and losses of the partnership; however, if the losses of the partnership reduce the capital below the original basis, the Company will be responsible for 100% of all losses below the original basis. ACFS will receive 10% of investment income and losses to the extent that its original capital account basis is not impaired. In the event that investment losses cause the capital of the partnership to decrease below the original basis, ACFS will not be responsible for any losses. For the year ended December 31, 1999, the Company recorded unrealized depreciation of 3,655 on its investment in ACS Equities, LP; a corresponding liability to ACS Equities, LP of $3,655 is included in other liabilities.

Note 16. Selected Quarterly Data (Unaudited)

                                                                                Year Ended December 31, 1999
                                                                     --------------------------------------------------
                                                                        QTR 1         QTR 2        QTR 3       QTR 4
                                                                        -----         -----        -----       -----
Total operating income                                               $     6,520   $  7,155     $    9,143   $   10,587
Net operating income                                                       4,727      5,084          6,664        8,186
Net increase in shareholders' equity resulting from operations             7,024      6,161         10,234       73,782
Basic earnings per common share                                             0.63       0.55           0.69         4.14
Diluted earnings per common share                                           0.62       0.53           0.66         4.02

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                                 APRIL 13, 2000.


                       AMERICAN CAPITAL STRATEGIES, LTD.


               STATEMENT OF ADDITIONAL INFORMATION APRIL 13, 2000

     This Statement of Additional Information ('SAI') is not a prospectus, and should be read in conjunction with the Prospectus dated April 13, 2000 relating to this offering (the 'Prospectus') and the accompanying prospectus supplement, if any. A copy of the Prospectus and the relevant accompanying prospectus supplement, if any, may be obtained by calling American Capital Strategies, Ltd. at (301) 951-6122 and asking for Shareholder Relations. Terms not defined herein have the same meaning as given to them in the Prospectus.


                               TABLE OF CONTENTS


                                                                              PAGE IN THE        LOCATION
                                                                               STATEMENT        OF RELATED
                                                                             OF ADDITIONAL     DISCLOSURE IN
                                                                              INFORMATION     THE PROSPECTUS
                                                                             --------------   ---------------
General Information and History...........................................       SAI-1            1, 25
Investment Objectives and Policies........................................       SAI-1             30
Management................................................................       SAI-2             38
Control Persons and Principal Holders of Common Stock.....................       SAI-4             --
Investment Advisory Services..............................................       SAI-5             --
Safekeeping, Transfer and Dividend Paying Agent and Registrar.............       SAI-5             49
Financial Statements......................................................       SAI-6             F-1
Brokerage Allocation and Other Practices..................................       SAI-6             --
Tax Status................................................................       SAI-6             29


                        GENERAL INFORMATION AND HISTORY

     This SAI contains information with respect to American Capital Strategies, Ltd. (the 'Company'). The Company, a Delaware corporation, was incorporated in 1986 to provide financial advisory services to and invest in middle market companies. On August 29, 1997, the Company completed an initial public offering ('IPO') of 10,382,437 shares of its common stock ('Common Stock') and became a non-diversified, closed end investment company that has elected to be treated as a business development company ('BDC') under the Investment Company Act of 1940, as amended ('1940 Act'). On October 1, 1997, the Company began operations so as to qualify to be taxed as a regulated investment company ('RIC') as defined in Subtitle A, Chapter 1, under Subchapter M of the Internal Revenue Code of 1986 as amended (the 'Code').

                       INVESTMENT OBJECTIVES AND POLICIES


     The Company's investment objectives are to achieve a high level of current income from the collection of interest and advisory fees, as well as long-term growth in its shareholders' equity through the appreciation in value of the Company's equity interests in the companies in which it invests. The Company will at all times seek to conduct its business so as to retain its status as a BDC and to qualify to be taxed as a RIC. The Company seeks to achieve its investment objectives by lending to and investing primarily in middle market companies in a variety of industries and in diverse geographic locations primarily in the United States. At December 31, 1999, the


                                     SAI-1

Company's investment portfolio totaled $382 million. A discussion of the selected financial data, supplementary financial information and management's discussion and analysis of financial condition and results of operations is included in the Prospectus. In addition to its core lending business, the Company also provides financial advisory services to businesses through American Capital Financial Services, Inc. ('ACFS'), a wholly-owned subsidiary. The Company is headquartered in Bethesda, Maryland, and has offices in New York, Boston, Pittsburgh, San Francisco, Chicago, and Dallas.


                                   MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     Under Commission rules applicable to BDCs, the Company is required to set forth certain information regarding the compensation of certain of its executive officers and directors.

     The following table sets forth certain details of the aggregate compensation paid to each of the three highest paid executive officers of the Company during 1999, as well as to each of the Company's executive officers who was also a director. For the aggregate compensation received by each non-employee director, see 'Director Compensation.'

                               COMPENSATION TABLE

                           SUMMARY COMPENSATION TABLE

                             1999 COMPENSATION TABLE



                                                           PENSION OR RETIREMENT
                                            AGGREGATE       BENEFITS ACCRUED AS         SECURITIES
                                           COMPENSATION      PART OF COMPANY            UNDERLYING
NAME OF PERSON, POSITION                 FROM COMPANY(1)        EXPENSE(2)             OPTIONS/SARS
------------------------                 ---------------        ----------             ------------
Malon Wilkus
  Chief Executive Officer
  and Chairman of the Board of
  Directors..........................       $ 422,746             $ 4,800                 18,200(3)
David Gladstone
  Vice Chairman of the Board of
  Directors..........................       $ 422,746             $ 4,800                     --
Adam Blumenthal
  President,
  Chief Operating Officer
  and Director.......................       $ 475,589             $ 4,800                 15,100(3)

------------------


(1) The aggregate compensation from the Company for Messrs. Wilkus, Gladstone and Blumenthal includes salary in the amount of $150,000, $150,000 and $168,750, respectively, and bonus in the amount of $272,746, $272,746 and $306,839, respectively. See "Employment Agreements." It excludes amounts reported as compensation to taxing authorities as a result of options exercised under the Company's 1997 Stock Option Plan. See "LONG TERM INCENTIVE PLANS."
(2) Represents the value of the Company's Common Stock allocated in 1999 to the Executive Officer's account in the Company's Employee Investment and Stock Ownership Plan (the "ESOP").
(3) In June 1999, Messrs. Wilkus and Blumenthal were granted options to purchase 18,200 and 15,100 shares of Common Stock, respectively, contingent on the authorization of additional shares of Common Stock for the grant of options. The Board of Directors has approved the establishment of the Company's 2000 Employee Stock Option Plan (the "2000 Plan") and submitted the 2000 Plan to the stockholders of the Company for their approval at the annual meeting of stockholders, to be held on May 3, 2000. If the 2000 Plan is so approved, options to purchase such number of shares will be granted to Messrs. Wilkus and Blumenthal, respectively, as of May 3, 2000, and such options shall have an exercise price equal to the Common Stock's closing price on such date on the Nasdaq Stock Market.


NOTE: The named Executive Officers' estimated annual benefits under the ESOP upon retirement are not determinable.


                                     SAI-2

                              DIRECTOR COMPENSATION

     During 1999, each non-employee director received an annual retainer fee of $10,000 and a fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended. For 2000, each non-employee director will be paid an annual retainer of $10,000 and a fee of $1,000 for each meeting of the Board of Directors or each separate committee meeting attended. Directors are reimbursed for out-of-pocket expenses incurred in connection with Board and committee meetings. Directors who are employees of the Company do not receive additional compensation for service as a member of the Board of Directors.

     The following table sets forth the compensation received by each non-employee director during 1999:

      NAME                                                1999 COMPENSATION
      ----                                                -----------------
      Robert L. Allbritton                                     $ 15,000
      Neil M. Hahl                                             $ 40,000
      Philip R. Harper                                         $ 39,000
      Stan Lundine                                             $ 32,000
      Alvin N. Puryear                                         $ 41,000
      Stephen P. Walko                                         $ 32,000




LONG TERM INCENTIVE PLANS

     The Company maintains three long term incentive plans in which executive officers and directors of the Company participate: (a) the ESOP in which all employees of the Company are eligible to participate after meeting minimum service requirements, (b) the 1997 Stock Option Plan (the 'Employee Option Plan') in which all employees can participate and (c) the 1997 Disinterested Director Stock Option Plan (the 'Director Option Plan') in which only non-employee directors can participate. The Company maintains no stock appreciation rights plan or defined benefit or actuarial plan.

     ESOP. The Company maintains the ESOP for the benefit of its employees and enables them to share in the growth of the Company. The ESOP is a profit sharing plan, qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), designed to be invested primarily in Common Stock. The ESOP provides that participants will receive allocations of Common Stock at least equal to 3% of their annual compensation, up to certain statutory maximums. The Company has the ability to make additional contributions also subject to certain statutory maximums. Each ESOP participant vests in his or her Common Stock ESOP account over a five-year period beginning on the date of first employment. The ESOP also allows participants to make elective deferrals of a portion of their income as contribution to a Section 401(k) profit sharing plan. The Company does not match or otherwise make contributions to the profit sharing plan.

     Employee Option Plan. The Company established the Company's 1997 Stock Option Plan (the "Employee Option Plan") for the purpose of attracting and retaining executive officers and other key employees. Non-employee Directors may not participate. Options for a maximum of 1,828,252 shares of Common Stock were subject to issuance under the Employee Option Plan. Of such amount, options for 269,048 shares of Common Stock are outstanding and options for 1,543,300 shares of Common Stock have been exercised. The Compensation Committee administers the Employee Option Plan and may grant options for a maximum of 608,782 shares to any single participant. The Compensation Committee uses such criteria as it deems important to determine who will receive awards and the number of awarded options. The Compensation Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, dividends, distribution and recapitalizations. Options may be exercised during a period of no more ten years following the date of grant. The Compensation Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions.

     Director Option Plan. The Director Option Plan provides for the issuance of options to purchase an aggregate of 150,000 shares of Common Stock to participants. Of such amount, options for 15,000 shares of Common Stock have been granted to each of the six directors who are not employees of the Company.

     The Director Option Plan is currently administered by the Company's Executive Committee (which is currently composed of directors who are not eligible to participate in the Director Option Plan). Options may be exercised during a period of no more than ten years following the date of grant. Vesting of options will be automatically accelerated upon the occurrence of specified change of control transactions and certain other events including the death or disability of the director. Options to purchase a maximum of 25,000 shares may be issued to any single participant under the Director Option Plan.

                                       SAI-3

         The following table shows for each of the named executive officers of the Company ("Executive Officers") (1) the number of options that were granted during 1999 under the Employee Option Plan, (2) out of the total number of options granted to all employees, the percentage granted to the named Executive Officer, (3) the exercise price, (4) the expiration date, and (5) the potential realizable value of the options, assuming that the market price of the underlying securities appreciates in value from the date of grant to the end of the option term, at a 5% and 10% annualized rate.


                                                                                       POTENTIAL REALIZABLE
                                               PERCENT OF                             VALUE AT ASSUMED ANNUAL
                              NUMBER OF      TOTAL OPTIONS                              RATES OF STOCK PRICE
                             SECURITIES        GRANTED TO    EXERCISE                       APPRECIATION
                             UNDERLYING       EMPLOYEES IN    OR BASE     EXPIRATION     FOR OPTION TERM
                           OPTIONS GRANTED    FISCAL YEAR      PRICE       DATE (2)     5% ($)      10% ($)
                           ---------------    -----------      -----       --------     ------      -------
Malon Wilkus..........         18,403(1)         8.6%           N/A           N/A         N/A         N/A
David Gladstone.......           --               --            --            --
Adam Blumenthal.......         15,200(1)         7.1%           N/A           N/A         N/A         N/A
Roland Cline..........          8,900            4.2%        $ 18.75       6/8/2009     $104,947    $265,956
John Erickson.........         13,700            6.4%        $ 18.75       6/8/2009     $161,547    $409,393
Stephen Hester........          4,800            2.3%        $ 18.75       6/8/2009     $ 56,601    $143,437

------------------

(1) Represents a grant of stock options that is conditioned on the approval by the stockholders of the Company of the Company's 2000 Employee Stock Option Plan, to be considered at the Company's annual meeting of stockholders to be held on May 3, 2000. If such option plan is not approved by the stockholders, this grant will not be effective.



N/A - Cannot be determined until options that have been conditionally granted become fully effective. See Note (1).

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF COMMON STOCK




     The following table sets forth, as of February 29, 2000 (unless otherwise indicated), the beneficial ownership of each director, each of the Executive Officers, the Executive Officers and directors as a group and each stockholder known to management of the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company. Unless otherwise indicated, the Company believes that the beneficial owner set forth in the table has sole voting and investment power.


                                                                        AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                    BENEFICIAL OWNERSHIP     PERCENT OF CLASS (1)
--------------------------------------------------------------          --------------------     --------------------
Ballentine Capital Management, Inc............................              1,050,000(2)                  5.8%
   10 Avon Meadow Lane
   Avon, CT 06001
Directors and Executive Officers
Malon Wilkus..................................................                834,625(3)                  4.6%
   2 Bethesda Metro Center, 14th Floor
   Bethesda, Maryland 20814
David Gladstone...............................................                684,333(4)                  3.7%
   2 Bethesda Metro Center, 14th Floor
   Bethesda, Maryland 20814
Adam Blumenthal...............................................                348,839(5)                  1.9%
Roland Cline..................................................                226,840(6)                  1.2%
John Erickson.................................................                 46,377(7)                    *
Stephen L. Hester.............................................                 94,695(8)                    *
Robert L. Allbritton..........................................                 15,969(9)                    *
Neil M. Hahl..................................................                 12,388(9)                    *
Philip R. Harper..............................................                 13,689(10)                   *
Stan Lundine..................................................                 11,000(9)                    *
Alvin N. Puryear..............................................                  8,000(10)                   *
Stephen P. Walko..............................................                 15,300(9)                    *
Executive Officers and directors..............................              2,312,054                    12.7%
    as a group (12 persons)

------------------
 * Less than one percent.
(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock subject to options held by directors and Executive Officers of the Company that are exercisable within 60 days of March 21, 2000, are deemed outstanding for the purposes of computing such director's or executive officer's beneficial ownership.
(2) Ballentine Capital Management, Inc. ("Ballentine"), a registered investment adviser, is deemed to have beneficial ownership of and has the sole power to vote or direct the vote of 1,050,000 shares of Common Stock as a result of acting as investment adviser to certain managed accounts, with respect to the shares of Common Stock directly owned by such managed accounts. Each of the clients of Ballentine has the power to direct the receipt of dividends from, and the proceeds from the sale of, such Common Stock. The information in this footnote was obtained from Schedule 13-G filed with the Securities and Exchange Commission by Ballentine for calendar year 1999.
(3) Includes 44,433 shares allocated to the account of Mr. Wilkus as a participant in the American Capital Strategies, Ltd. Employee Investment and Stock Ownership Plan (the "ESOP") over which Mr. Wilkus has voting power under the terms of the ESOP.
(4) Includes 3,866 shares allocated to the account of Mr. Gladstone as a participant in the Company's ESOP over which Mr. Gladstone has voting power under terms of the ESOP.
(5) Includes 36,051 shares allocated to the account of Mr. Blumenthal as a participant in the ESOP over which Mr. Blumenthal has voting power under terms of the ESOP.
(6) Includes 36,908 shares allocated to the account of Mr. Cline as a participant in the ESOP over which Mr. Cline has voting power under terms of the ESOP and 8,900 shares issuable upon the exercise of options.

                                     SAI-4

(7) Includes 677 shares allocated to the account of Mr. Erickson as a participant in the ESOP over which Mr. Erickson has voting power and 13,700 shares issuable upon the exercise of options, but does not include other shares owned by the ESOP for which Mr. Erickson is the Trustee.
(8) Includes 10,928 shares allocated to the account of Mr. Hester as a participant in the ESOP over which Mr. Hester has voting power, 12,548 shares issuable upon the exercise of options and 1,000 shares owned by Mr. Hester's wife.
(9)  Includes 10,000 shares issuable upon the exercise of stock options.
(10) Includes 5,000 shares issuable upon the exercise of stock options.


                          INVESTMENT ADVISORY SERVICES

     The Company is internally managed and therefore has not entered into any advisory agreement with, nor pays advisory fees to, an outside investment adviser.

         SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR


     The Company's securities are held under a custodian agreement by Riggs Bank, N.A. The address of the custodian is 808 17th Street, NW, Washington, D.C. 20004. The Company's assets are held under bank custodianship in compliance with the 1940 Act. State Street Bank and Trust Company will act as the Company's transfer and dividend paying agent and registrar. The principal business address of State Street Bank and Trust Company is c/o EquiServe, L.P., 150 Royall Street, mail stop 45-02-62, Canton, MA 02021.


                              FINANCIAL STATEMENTS


     The Company has included its financial statements at December 31, 1999 and 1998, and for the years ended December 31, 1999 and 1998, the three months ended December 31, 1997, and the nine months ended September 30, 1997, and financial highlights for the years ended December 31, 1999, 1998, and the three months ended December 31, 1997, in the Prospectus and elsewhere in the Registration Statement.


                                     SAI-5

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Since the Company generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

                                   TAX STATUS

     The following discussion is a general summary of the material federal income tax considerations applicable to the Company and does not purport to be a complete description of the income tax considerations. The discussion is based upon the Code, Treasury Regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change. Prospective investors should consult their own tax advisors with respect to tax considerations which pertain to their purchase of Securities. This summary does not discuss any aspects of foreign, state or local tax laws.

     The Company has operated since October 1, 1997 so as to qualify to be taxed as a 'regulated investment company' or 'RIC' within the meaning of Section 851 of the Code. If the Company qualifies as a RIC and annually distributes to its stockholders in a timely manner at least 90% of its 'investment company taxable income,' as defined in the Code, it will not be subject to federal income tax on the portion of its taxable income and capital gains distributed to stockholders. 'Investment company taxable income' generally means taxable income, including net short-term capital gains but excluding net long-term capital gains. In addition, the Company will be liable for a nondeductible federal excise tax of 4% on its undistributed income unless for each calendar year it distributes (including through 'deemed distributions') an amount equal to or greater than the sum of (i) 98% of its 'ordinary income' (generally, taxable income excluding net short-term and long-term capital gains), (ii) 98% of its 'capital gain net income' (including both net short-term and long-term capital gains) realized for the 12-month period ending October 31 of such calendar year, and (iii) any shortfall in distributing all ordinary income and capital gain net income for the prior calendar year. The Company generally will endeavor to make distributions and have deemed distributions such that it will not incur the federal excise tax on its earnings.

     The Company received a ruling from the IRS clarifying the tax consequences of its conversion to a RIC, especially with regard to the treatment of any unrealized gain inherent in its assets (approximately $6.3 million) upon its conversion to RIC status ('built-in gain'). Under the terms of the ruling and applicable law, if the company realizes or is treated as realizing any of the built-in gain before October 1, 2007, it generally will be liable for corporate level federal income tax on the gain, which could not be eliminated by dividend payments.


     In order to qualify as a RIC for federal income tax purposes, the Company must, among other things: (a) continue to qualify as a BDC under the 1940 Act,
(b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities; and (c) diversify its holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of the Company's assets consists of cash, cash items, securities of other RICs, U.S. government securities, and other securities if such other securities of any one issuer do not represent more than 5% of the Company's assets or 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of the Company's assets (including those owned by ACFS) are invested in the securities of one issuer (other than U.S. government securities or securities of other RICS) or of two or more issuers that are controlled (as determined under applicable Code rules) by the Company and are engaged in the same or similar or related trades or businesses.


     If the Company acquires or is deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, the Company will be required to include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether the Company receives cash representing such income in the same taxable year and to make distributions accordingly.

     Although it does not presently expect to do so, the Company is authorized to borrow funds and to sell assets in order to satisfy distribution requirements and diversification requirements. However, under the 1940 Act, the Company is not permitted to make distributions to stockholders while the Company's debt obligations and other senior securities are outstanding unless certain 'asset coverage' tests are met. Moreover, the Company's ability to dispose of assets to meet its distribution requirements may be limited by other requirements relating to its status as a RIC, including the diversification requirements. If the Company disposes of assets in order to meet

                                     SAI-6
distribution requirements, the Company may make such dispositions at times which, from an investment standpoint, are not advantageous.

     If the Company fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Company makes any distributions to its stockholders. In addition, in that case, all of the Company's distributions to its stockholders will be characterized as ordinary income (to the extent of the Company's current and accumulated earnings and profits).


     The Company's wholly-owned subsidiary, ACFS, is an ordinary corporation that is subject to corporate level federal income tax. The Company also owns all of the equity interests issued by ACS Funding Trust I, a business trust that is disregarded as a separate entity for tax purposes.


                                     SAI-7

                           PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements:

            Included in Parts A and B of the Registration Statement:

                        AMERICAN CAPITAL STRATEGIES, LTD.


                          INDEX TO FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS
   Report of Independent Auditors.................................................................................... F-2
   Balance Sheets as of December 31, 1999 and 1998................................................................... F-3
   Schedules of Investments as of December 31, 1999 and 1998......................................................... F-4
   Statements of Operations for the years ended December 31, 1999 and 1998, the three months ended December 31,
     1997, and the nine months ended September 30, 1997.............................................................. F-7
   Statements of Shareholders' Equity for the years ended December 31, 1999 and 1998, the three months ended December 31, 1997, and the nine months ended September 30, 1997........... ............................... F-8
   Statements of Cash Flows for the years ended December 31, 1999 and 1998, the three months ended
     December 31, 1997, and the nine months ended September 30, 1997 ..... .......................................... F-9
   Financial Highlights for the years ended December 31, 1999 and 1998 and the three months ended December 31, 1997.. F-10
   Notes to Financial Statements..................................................................................... F-11



2. Exhibits:

     * 2.a. Second Amended and Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 2.a of the Amendment No. 1 to the Form N-2 filed by the Company, filed on August 12, 1997 (Commission File No. 333-29943) as amended by a certain Amendment No. 1, incorporated herein by reference to Exhibit 3.1 of Form 10-K for the year ended December 31, 1999, filed March 29, 2000.

     * 2.b. Second Amended and Restated Bylaws, incorporated herein by reference to Exhibit 2.b of the Amendment No. 1, to the Form N-2 filed by the Company, filed on August 12, 1997 (Commission File No. 333-29943).

     * 2.c.1. Instruments defining the rights of holders of securities: See
Article IV of the Company's Second Amended and Restated Certificate of Incorporation, incorporated herein by reference to Exhibit 2.a of the Amendment No. 1 to the Form N-2 filed by the Company, filed on August 12, 1997 (Commission File No. 333-29943).

     * 2.c.2. Instruments defining the rights of holders of securities: See
Section I of the Company's Second Amended and Restated Bylaws, incorporated herein by reference to Exhibit 2.b of the Amendment No. 1 to the Form N-2 filed by the Company, filed on August 12, 1997 (Commission File No. 333-29943).

     * 2.e. Dividend Reinvestment Plan, incorporated herein by reference to Post-Effective Amendment Number 1 to the Registration Statement on Form S-8 filed on March 29, 1999 (Commission File No. 333-68991).

     2.h. Underwriting Agreements, to be filed by amendment.

     * 2.i.1. Second Amended and Restated Employment Agreement between the Company and David Gladstone, dated as of August 6, 1999, incorporated herein by reference to Exhibit 10.1 on Form 10-Q for the quarter ended September 30, 1999, filed on November 15, 1999.

     * 2.i.2. Amended and Restated Employment Agreement between the Company and Adam Blumenthal, dated June 7, 1999, incorporated herein by reference Exhibit
10.6 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333- 79377), filed August 5, 1999.

     * 2.i.3. Amended and Restated Employment Agreement between the Company and Roland Cline, dated June 7, 1999, incorporated herein by reference Exhibit 10.7 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333- 79377), filed August 5, 1999.

     * 2.i.4. Stock Option Exercise Agreement between the Company and Adam Blumenthal, dated June 7, 1999, incorporated herein by reference Exhibit 10.8 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333- 79377), filed August 5, 1999.

     * 2.i.5. Stock Option Exercise Agreement between the Company and Roland Cline, dated June 7, 1999, incorporated herein by reference Exhibit 10.9 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333- 79377), filed August 5, 1999.

     * 2.i.6. Stock Option Exercise Agreement between the Company and Malon Wilkus, dated June 7, 1999, incorporated herein by reference Exhibit 10.10 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333- 79377), filed August 5, 1999.

     * 2.i.7. Stock Option Exercise Agreement between the Company and John Erickson, dated June 7, 1999, incorporated herein by reference Exhibit 10.11 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333- 79377), filed August 5, 1999.

     * 2.i.8. Stock Option Exercise Agreement between the Company and David J. Gladstone, dated September 6, 1999, incorporated herein by reference to Exhibit
10.2 of Form 10-Q for the quarter ending September 30, 1999, filed November 15, 1999.

     * 2.i.9. Letter Agreement Regarding the Exercise of Options between the Company and David Gladstone, dated as of July 8, 1999, incorporated herein by reference Exhibit 10.13 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333- 79377), filed August 5, 1999.

     * 2.i.10. Purchase Note by Adam Blumenthal in favor of the Company, dated as of June 7, 1999, incorporated herein by reference Exhibit 10.14 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333- 79377), filed August 5, 1999.

     * 2.i.11. Purchase Note by Roland Cline in favor of the Company, dated as of June 7, 1999, incorporated herein by reference Exhibit 10.15 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333- 79377), filed August 5, 1999.

     * 2.i.12. Purchase Note by Malon Wilkus in favor of the Company, dated as of June 7, 1999, incorporated herein by reference Exhibit 10.16 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333- 79377), filed August 5, 1999.

     * 2.i.13. Purchase Note by John Erickson in favor of the Company, dated as of June 7, 1999, incorporated herein by reference Exhibit 10.17 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333- 79377), filed August 5, 1999.

     * 2.i.14. Purchase Note by David J. Gladstone in favor of the Company, dated as of September 6, 1999, incorporated herein by reference to Exhibit 10.3 of Form 10-Q for the quarter ending September 30, 1999, filed November 15, 1999.

     * 2.i.15. Split Dollar Agreement between the Company and Adam Blumenthal dated as of September 7, 1999, incorporated herein by reference to Exhibit 10.15 of Form 10-K for the year ended December 31, 1999, filed March 29, 2000.

     * 2.i.16. Split Dollar Agreement between the Company and Roland Cline dated as of September 7, 1999, incorporated herein by reference to Exhibit 10.16 of Form 10-K for the year ended December 31, 1999, filed March 29, 2000.

     * 2.i.17. Split Dollar Agreement dated as of September 7, 1999, among the Company David J. Gladstone and the David J. Gladstone Irrevocable Insurance Trust, Lorna Gladstone, Trustee, incorporated herein by reference to Exhibit
10.4 of Form 10-Q for the quarter ended September 30, 1999, filed November 15, 1999.

     * 2.i.18. Form of American Capital Strategies, Ltd. Employee Investment and Stock Ownership Plan, incorporated herein by reference to the Registration Statement on Form S-8 (File No. 333-34352) filed on April 7, 2000.

     * 2.i.19. Form of American Capital Strategies, Ltd. 1997 Stock Option Plan, incorporated herein by reference to Exhibit i.2 of the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-29943), as amended, filed on August 12, 1997, as amended by Amendment No. 1 incorporated herein by reference to Attachment II to Schedule 14A for 1998 Annual Meeting filed April 15, 1998 (File No. 814-00149).

     * 2.i.20. Form of American Capital Strategies, Ltd. 1997 Disinterested Director Stock Option Plan, incorporated herein by reference to Attachment I to
Schedule 14A for 1998 Annual Meeting filed April 15, 1998 (File No. 814-00149).

     * 2.j. Custodial Agreement between the Company and Riggs Bank, N.A., incorporated herein by reference to Exhibit j.2 of the Pre-Effective Amendment Number 2 to the Registration Statement on Form N-2 (File No. 333-29943) filed August 29, 1997.

     * 2.k.1. Purchase and Sale Agreement between ACS Funding Trust I and American Capital Strategies, Ltd., dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.1 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

     * 2.k.2. Loan Funding and Servicing Agreement among ACS Funding Trust I, American Capital Strategies, Ltd., Variable Funding Capital Corporation, First Union Capital Markets Corp., First Union National Bank, Norwest Bank Minnesota, N.A. and certain investors named therein, together with all exhibits thereto, dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.2 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999, as amended by a certain Amendment No. 1 dated as of June 30, 1999, an Amendment No. 2 dated as of September 24, 1999 and an Amendment No. 3 dated as of December 14, 1999, incorporated herein by reference to Exhibit 10.19 of Form 10-K for the year ended December 31, 1999, filed March 29, 2000.

     * 2.k.3. Amended, Restated and Substituted Investor Note in the amount of $225,000,000 made by ACS Funding Trust I in favor of certain Investors specified therein, dated as of March 31, 1999, incorporated herein by reference to Exhibit
10.20 of Form 10-K for the year ended December 31, 1999, filed March 29, 2000.

     * 2.k.4. Amended, Restated and Substituted VFCC Note in the principal amount of $225,000,000 made by ACS Funding Trust I in favor of First Union Securities, Inc., dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.21 of Form 10-K for the year ended December 31, 1999, filed March 29, 2000.

     * 2.k.5. Amended, Restated and Substituted FUNB Note in the aggregate principal amount of $10,000,000 made by ACS Funding Trust I in favor of First Union National Bank, dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.22 of Form 10-K for the year ended December 31, 1999, filed March 29, 2000.

     * 2.k.6. Pledge and Security Agreement among American Capital Strategies, Ltd., ACS Funding Trust I and Norwest Bank Minnesota, N.A., dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.6 on Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

     * 2.k.7. Escrow Agreement between American Capital Strategies, Ltd. and Norwest Bank Minnesota, N.A., dated as of March 31, 1999, incorporated herein by reference to Exhibit 10.7 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

     * 2.k.8. Lock-Box Agreement between ACS Funding Trust I and LaSalle National Bank, dated as of March 31, 1999, incorporated herein by reference to
Exhibit 10.8 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

     * 2.k.9. Certificate of Trust of ACS Funding Trust I, dated as of March 26, 1999, incorporated herein by reference to Exhibit 10.9 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

     * 2.k.10. Trust Agreement among American Capital Strategies, Ltd., as grantor and owner, Malon Wilkus, as beneficiary trustee, and Evelyne Steward and William Holloran, as independent trustees, dated as of March 26, 1999, incorporated herein by reference to Exhibit 10.10 of Form 10-Q for the quarter ended March 31, 1999, filed May 17, 1999.

     * 2.k.11. Form of Referral Agreement between the Company and Riggs Bank, N.A., incorporated herein by reference to Exhibit k.1 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333-29943) filed August 12, 1997.

     * 2.k.12. Form of Referral Agreement between the Company and NCB Development Corporation, incorporated herein by reference to Exhibit k.2 of the Pre-Effective Amendment Number 1 to the Registration Statement on Form N-2 (File No. 333-29943) filed August 12, 1997.

     2.l. Opinion and consent of Arnold & Porter, filed herewith

     2.n. Consent of Ernst & Young LLP, filed herewith

     2.p. Financial Data Schedule, see Exhibit 27.

     24. Powers of Attorneys of directors and officers, filed herewith

     27. Financial Data Schedule, filed herewith

-------------------
* Previously filed.

ITEM 25.  MARKETING ARRANGEMENTS

The information contained under the heading "Plan of Distribution" on page    of
the Prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


            SEC Registration Fee.......................................$ 70,000
            NASD Fee...................................................  20,000
            Nasdaq additional listing fee.............................. 100,000
            Blue Sky fees and expenses.................................  10,000
            Accounting fees and expenses............................... 100,000
            Legal fees and expenses.................................... 250,000
            Printing and engraving..................................... 200,000
            Registrar and transfer agent's fees........................  10,000
            Miscellaneous fees and expenses............................  10,000
                                                                       --------
            Total......................................................$770,000


Note: All listed amounts are estimates.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

        1) American Capital Financial Services, Inc, a Delaware corporation ("ACFS"); 100% of stock owned by the Company.

        2) American Capital Strategies Labor Research, Inc., a Delaware corporation; 85% of stock owned by the Company.

Note: Both of the subsidiaries above are included in the Company's consolidated financial statements.

        3) Employee Acquisition Corporation - 17, a Delaware corporation; 100% of stock owned by CIC.

        4) Employee Acquisition Corporation - 19, a Delaware corporation; 100% of stock owned by CIC.

        5) Employee Acquisition Corporation - 20, a Delaware corporation; 100% of stock owned by CIC.

        6) Employee Acquisition Corporation - 21, a Delaware corporation; 100% of stock owned by CIC.

        7) Employee Acquisition Corporation - 22, a Delaware corporation; 100% of stock owned by CIC.

        8) Employee Acquisition Corporation - 23, a Delaware corporation; 100% of stock owned by CIC.

        NOTE: Financial statements for the affiliates listed above as items
(3)-(8) have not been filed or included in the Company's consolidated financial statements because such affiliates are not active, do not have any operations and have no assets other than their respective stated capital.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES


         The following table sets forth the number of record holders of the Company's securities at March 21, 2000.

                                                                 Number of
TITLE OF CLASS                                                Record Holders
--------------                                                --------------
Common Stock, par value
$0.01 per share                                                     268

Preferred Stock, par value
$0.01 per share                                                      0

Warrants                                                             1

Debt Securities                                                      2


ITEM 29. INDEMNIFICATION

The Delaware General Corporation Law (Section 102) allows a corporation to eliminate the personal liability of directors of a corporation to the corporation or to any of its stockholders for monetary damage for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. The Company's Second Amended and Restated Certificate of Incorporation, as amended, contains a provision which eliminates directors' personal liability as set forth above.

The Delaware General Corporation Law (Section 145) gives Delaware corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions, gives a director or officer who successfully defends an action the right to be so indemnified. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise. The Company's Second Amended and Restated Certificate of Incorporation, as amended, provides for indemnification authorized by Section 145 of the Delaware General Corporation Law.

See Article VII of the Company's Second Amended and Restated Certificate of Incorporation, as amended, and Section VI of the Second Amended and Restated Bylaws.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

The Company will maintain at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act.

ITEM 32. MANAGEMENT SERVICES

Not applicable

ITEM 33. UNDERTAKINGS

         The Registrant hereby undertakes:

                  (1) to suspend the offering of shares until the Prospectus is amended if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement;

                  (2) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      to include any prospectus required by
Section 10(a) (3) of the Securities Act of 1933;

                           (ii)     to reflect in the prospectus any facts or
events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

                           (iii)    to include any material information with
respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  (3) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective;

                  (4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

                  (5) that, for the purpose of determining any liabilities under the Securities Act of 1933, each post effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (6) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.







         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda and State of Maryland, on the 13th day of April, 2000.




                                       AMERICAN CAPITAL STRATEGIES, LTD.

                                       By:  /s/ John R. Erickson
                                       ---------------------------------------

                                       John R. Erickson

                                       Vice President, Chief Financial Officer
                                       and Secretary

              Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


      Name                                              Title                               Date
      ----                                              -----                               ----


          *
------------------------             Chairman and Chief Executive Officer             April 13, 2000
Malon Wilkus


------------------------             Vice Chairman and Director                       April 13, 2000
David Gladstone


------------------------             President, Chief Operating Officer, and          April 13, 2000
Adam Blumenthal                        Director


/s/ John R. Erickson
------------------------             Vice President and Chief Financial Officer       April 13, 2000
John R. Erickson                       (Principal Financial and Accounting Officer)


          *
------------------------             Director                                         April 13, 2000
Robert L. Allbritton


          *
------------------------             Director                                         April 13, 2000
Alvin N. Puryear


          *
------------------------             Director                                         April 13, 2000
Neil M. Hahl


------------------------             Director                                         April 13, 2000
Philip R. Harper


------------------------             Director                                         April 13, 2000
Stan Lundine

*
------------------------             Director
Steven P. Walko


*By: /s/ John R. Erickson
     --------------------
     John R. Erickson
     Attorney-in-fact


Exhibit List
------------

2.l. Opinion and Consent of Arnold & Porter
2.n. Consent of Ernst & Young
24.  Power of Attorneys of Directors and Officers, filed herewith
27.  Financial Data Schedule